UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                 811-08200

                                     Bridgeway Funds, Inc.

(Exact name of registrant as specified in charter)

20 Greenway Plaza, Suite 450

                                         Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Tammira Philippe, President

Bridgeway Funds, Inc.

20 Greenway Plaza, Suite 450

                                         Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 661-3500

Date of fiscal year end: June 30

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Semi-Annual Report December 31, 2019 (Unaudited)

AGGRESSIVE INVESTORS 1	BRAGX
ULTRA-SMALL COMPANY	BRUSX
(Open to Existing Investors — Direct Only)
ULTRA-SMALL COMPANY MARKET	BRSIX
SMALL-CAP GROWTH	BRSGX
SMALL-CAP VALUE	BRSVX
BLUE CHIP	BRLIX
(Formerly, Blue Chip 35 Index)
MANAGED VOLATILITY	BRBPX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (bridgeway.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-661-3550.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-661-3550 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or to all Funds held with the fund complex if you invest directly with a Fund.

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Bridgeway Funds Standardized Returns as of December 31, 2019* (Unaudited)

			Annualized
Fund	Quarter	Six Months	1 Year	5 Years	10 Years	15 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]	Net Expense Ratio[2]

Aggressive Investors 1	6.10%	3.01%	21.85%	3.82%	9.74%	5.18%	11.88%	8/5/1994	0.35%	0.35%

Ultra-Small Company	5.60%	1.63%	9.51%	-1.70%	6.44%	4.07%	12.13%	8/5/1994	2.13%	2.13%

Ultra-Small Co Market	7.34%	3.84%	15.34%	3.67%	10.05%	5.34%	9.67%	7/31/1997	0.96%[1]	0.94%[1]

Small-Cap Growth	11.03%	4.53%	15.10%	8.29%	11.22%	6.32%	6.74%	10/31/2003	1.11%[1]	0.94%[1]

Small-Cap Value	6.47%	8.10%	14.98%	4.22%	9.45%	6.14%	6.91%	10/31/2003	1.00%[1]	0.94%[1]

Blue Chip	8.01%	10.68%	31.05%	12.07%	13.06%	8.77%	7.87%	7/31/1997	0.25%[1]	0.15%[1]

Managed Volatility	2.09%	3.18%	11.88%	3.58%	4.67%	3.76%	4.03%	6/30/2001	1.25%[1]	0.95%[1]

Bridgeway Funds Returns for Calendar Years 2003 through 2019* (Unaudited)

	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Aggressive Investors [1]	14.93%	7.11%	25.80%	-56.16%	23.98%	17.82%	-10.31%	21.58%	42.21%	14.99%	-9.82%	19.47%	18.44%	-22.44%	21.85%
Ultra-Small Company	2.99%	21.55%	-2.77%	-46.24%	48.93%	23.55%	-14.64%	24.49%	55.77%	-0.56%	-16.12%	14.06%	3.88%	-15.68%	9.51%
Ultra-Small Co Market	4.08%	11.48%	-5.40%	-39.49%	25.96%	24.86%	-7.86%	19.83%	50.91%	4.61%	-8.28%	21.47%	12.47%	-17.12%	15.34%
Small-Cap Growth	18.24%	5.31%	6.87%	-43.48%	15.05%	11.77%	-0.63%	11.05%	48.52%	6.13%	4.93%	16.10%	19.62%	-11.21%	15.10%
Small-Cap Value	18.92%	12.77%	6.93%	-45.57%	26.98%	16.56%	1.05%	20.99%	39.72%	0.79%	-9.43%	26.79%	7.11%	-13.06%	14.98%
Blue Chip	0.05%	15.42%	6.07%	-33.30%	26.61%	10.60%	3.17%	15.20%	31.67%	11.51%	2.17%	13.18%	18.43%	-1.48%	31.05%
Managed Volatility	6.96%	6.65%	6.58%	-19.38%	12.39%	5.41%	1.94%	6.46%	9.25%	5.95%	0.17%	2.42%	8.18%	-3.97%	11.88%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains. Periods of less than one year are not annualized.

[1]

Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser is contractually obligated to waive fees and/or pay expenses. Any material change to this Fund policy would require a vote by shareholders.

[2]	Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of December 31, 2019.

* Numbers highlighted indicate periods when the Fund outperformed its primary benchmark.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors, or individual stocks, are not meant as investment advice and should not be considered predictive in nature.

Effective May 31, 2019, the name of the Blue Chip 35 Index Fund was changed to Blue Chip Fund. Effective July 31, 2019, the Fund’s principal strategies were modified, as indicated in the Supplement dated May 31, 2019 to the Prospectus dated October 31, 2018.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM

December 31, 2019

Dear Fellow Shareholders,

Performance across all segments of the domestic equity markets was positive for the December quarter, contributing to strong returns for the 2019 calendar year. Stocks in all major size and style categories rose substantially, although larger stocks and growth stocks outpaced smaller stocks and value stocks. As a result, large growth stocks recorded the year’s best returns. Market highlights appear on page 2. In this environment, the Bridgeway Funds performed within design expectations, guided by our statistically driven, evidence-based investment approach. Please see the enclosed letters for a detailed explanation of each Fund’s performance during the quarter and calendar year. We hope you find the letters helpful.

Market conditions such as the continued strength of large growth stocks have contributed to the underperformance of many Bridgeway Funds. But they’ve also provided an opportunity to examine the last decade of equity performance in the context of longer-term market data. You can read about this research, and what we’ve learned from it, in “A Decade of Performance in Perspective: Headwinds, but Reasons for Optimism” on page 2.

Another investing trend we’ve been studying recently is the use of Environmental, Social and Governance (ESG) criteria to assemble portfolios. Naturally, we’re interested in finding evidence that “good” companies make good investments, and whether there is any connection between ESG criteria and the investment factors that have been shown to provide long-term return premiums. One of our studies generated some intriguing results, which you can read about in “Examining the Link Between Factors and ESG” on page 4.

Finally, Bridgeway Partner Tony Ledergerber reflects on how joining Bridgeway 14 years ago helped him channel his desire to give back through volunteer work with a therapeutic riding center. He shares his story in “Transformative Change: Creating Opportunities to Find and Nurture our Passions” on page 6.

As always, we appreciate your feedback. We take your comments very seriously and regularly discuss them to help us manage our Funds and this company. Please keep your ideas coming — both favorable and critical. They provide us with a vital tool to serve you better.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva	Dick Cancelmo

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Market Review

Domestic equities advanced steadily during the quarter ended December 31, 2019, capping a year of strong stock market performance. Investors’ risk tolerance remained high, buoyed by healthy economic results, lower interest rates and signs that global trade tensions were easing. The S&P 500 returned +9.07% for the quarter and the Dow Jones Industrial Average returned +6.67%. For the 2019 calendar year, the S&P 500 and the DJIA gained +31.49% and +25.34%, respectively.

All U.S. equity style categories, as defined by Russell Indices, posted positive returns for the quarter. Smaller stocks outperformed larger stocks across style categories, and growth outperformed value. Small growth stocks delivered the quarter’s best performance (+11.39%) while mid-cap value stocks produced the lowest returns (+6.36%). However, larger stocks outperformed smaller stocks for the calendar year.

All of the S&P 500 sectors except Real Estate posted positive returns for the quarter. The Information Technology and Health Care sectors were the best performers, both returning +14.4%. The Financials sector also performed well, returning +10.4%. The Utilities and Real Estate sectors lagged, returning +0.75% and -0.54%, respectively.

Below are the stock market style box returns for the quarter and the calendar year.

	December 2019 Quarter
	Value	All	Growth
Large	7.41%	9.04%	10.62%
Mid	6.36%	7.06%	8.17%
Small	8.49%	9.94%	11.39%

	Calendar Year Ended December 2019
	Value	All	Growth
Large	26.54%	31.43%	36.39%
Mid	27.06%	30.54%	35.47%
Small	22.39%	25.53%	28.48%

A Decade of Performance in Perspective: Headwinds, but Reasons for Optimism

Much of this semi-annual report focuses on how the Bridgeway Funds have performed in the past quarter and calendar year. But if you’ve kept your eye on longer time periods, or if you glance at the returns table on page i, you’ve probably noticed that most of our Funds are underperforming their benchmarks in the 1-, 5-, and 10-year periods.

Falling behind over longer periods like this doesn’t feel good to us as financial professionals nor to you (and us) as shareholders. But even as we acknowledge that we’re in a period of poor relative performance, we are not discouraged. We want to share some historical perspective that explains some of the causes for this performance deficit, what we are doing about it, especially what we’re not doing about it, and why we’re very optimistic about the future.

Three conditions created substantial headwinds for our Funds over the past 10 years:

1. The value factor has been out-of-favor

We are big believers in the value factor. Every Bridgeway Fund, even those on the growth side of the investment spectrum, has some exposure to value relative to its primary market benchmark. The reason for this tilt is simple: historical data shows that the value premium has been remarkably pervasive and consistent. We like to call it the “granddaddy of investment factors.” In 10-year periods since 1926, the value factor provided additional return 93% of the time based on Bridgeway analysis of the Ken French data library. To “bet” purely on growth is to bet on the other slim 7%. We are currently in one of those “7%” periods. And history strongly suggests they don’t last.

However, we know that any factor can be out of favor for periods of time — and that’s where we’ve found ourselves for the past decade. Value has been so out of favor for so long that value stocks are now in the 94th percentile of relative “cheapness” as measured by a key academic measure, median book to market going back to 1980 and using the stock components of the

2	Semi-Annual Report | December 31, 2019 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Russell 1000 value and growth universes. In other words, value stocks have only been cheaper 7% of the time in the last 40 years. Because we believe, as history has shown, that this trend eventually turns around, we are very optimistic about the next decade.

Suffering through a period when something is this out of favor isn’t fun. But there’s potential upside to being in the 94th percentile. Think of the value factor like a spring that’s under pressure. The farther down that spring compresses, the more loaded it is to bounce back. And when you’re at the 94th percentile of something, you’re loaded in a powerful way.

Of course, we can’t predict exactly when that turning point will come. We believe trying to time the market or even a factor is an expensive and fruitless exercise. But historical data does tell us something about the magnitude of previous bouncebacks of value. During the period 1980-2019, when the value factor as measured by the Russell 1000 value and growth universes was in the cheapest 10%, as it is currently, the Russell 1000 Value Index outperformed the Russell 1000 Growth Index by an average of roughly five percentage points/year. By carefully rebalancing our portfolios to maintain their value exposure, our Funds appear poised to ride the tailwind we hope to see when value returns to favor.

What are we doing about value being out of favor? Nothing. We maintain our positioning and the discipline of our process.

All together, while we don’t like our trailing returns, we love the positioning of our Funds. Statistics indicate we are positioned to benefit from a return to value driven markets. We’ve identified ways to help mitigate the deleterious effects of high correlation spikes. Our people, systems, data, and technology are stronger than they’ve ever been. And we hope this explanation helps put your long-term Fund performance in perspective. Thank you for your continued investment and the trust you place in us.

2. An increase in high-correlation markets

A high-correlation market is when stocks in an asset class move together, reducing the benefit you’d expect to get from diversification. Until about 11 years ago, a high-correlation market, as Bridgeway measures it, happened roughly every other decade. For the past 11 years, we’ve experienced one at the rate of nearly one a year — and they’ve corresponded with all four of the last quarters with negative returns.

This trend is due, we believe substantially, to major structural changes in the market, such as the growth of passive investing, index funds, and exchange traded funds that allow one to press a single button and sell hundreds or thousands of stocks at once, without regard to the differences in the fundamental economic health of these companies. Our research has shown that these broad selloffs work against some of our price momentum and company financial health models, reducing the diversification benefit we expect to get from them.

What are we doing about high-correlation markets? We now believe high-correlation markets are here to stay. In response, we’ve developed a new company financial health model that, based on history, has less exposure to these high correlation spikes. We are currently implementing it in some of our select funds. We’re also updating some of our other models, including a risk adjusted momentum model that already has less exposure than classical price momentum. This will remain a topic of further research in 2020.

3. The phenomenon of “shrinking alpha”

Alpha is the term for the excess, risk-adjusted return of an investment over the market itself. Twenty years ago, when the Bridgeway Funds were relatively new, using factor-based analysis in investment management was like shooting fish in a barrel — with solid research and extreme discipline, you could achieve some big returns, and the Bridgeway Funds enjoyed a lot of those. Since then, a number of developments have narrowed that gap. We have better data, faster machines, and more skilled investors using these sophisticated tools to search for better returns. The “easy” years may be in our history, but there is also good news.

The good news is that there is still irrationality in our complex capital markets, and a continuing opportunity to harvest it. Furthermore, Bridgeway itself is much more sophisticated in the application of technology, and has a far more experienced and talented team of researchers and portfolio managers than 20 years ago. What are we doing about shrinking alpha? One of the pillars of Bridgeway’s investment philosophy is continuous investment in research. In our 26 year history, we’ve relied on data and statistics, discipline, and a factors-based investment world view. We don’t make radical changes and our threshhold for

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

changes is high — we want to see compelling data over decades of market and economic cycles and we want to establish an economic reason why a factor exists. Nevertheless, we are continually conducting research to examine new potential factors, to better measure and implement established factors, and to improve upon how we put these together into each of our strategies.

Examining the Link Between Factors and ESG

By John Montgomery, Founder and Chief Investment Officer, and Christine Wang, CFA, CPA, Portfolio Manager

Environmental, social and governance (ESG) investing has become increasingly popular among people who want to support companies that uphold sustainable and ethical business practices. Besides aligning their portfolios with their values, many investors also use ESG criteria because they believe sustainable businesses practices translate to better long-term stock performance.

We have been watching the rise of ESG investing with interest, because we run Bridgeway on many of the same ethical, sustainable and socially responsible practices included in ESG criteria. We also share the belief that “good” companies also make good investments. Yet we are equally committed to our evidence-based investment philosophy and our quantitative approach to investment management using data over longer time periods. For that reason, and because more data is becoming available, we’ve been examining some of the data that purport to show ESG’s effectiveness.

A number of authors have published articles and books arguing that sustainable/ethical companies reward investors with better stock performance. However, some of the data falls victim to research flaws like “survivorship bias,” which means looking at companies that fit the study’s criteria and are still in business, while ignoring ones that failed.

The best way to validate studies like these is to conduct further testing using out-of-sample data — that is, a set of data that wasn’t used to create the model in the first place. And, as our Bridgeway colleague Kai Liu says, “the only true out-of-sample time period is called the future.” With that in mind, our research team recently examined companies featured in the 2007 bestseller Firms of Endearment: How World-Class Companies Profit from Passion and Purpose to see how those stocks have performed since publication.

Firms of Endearment (FoE) argues that the most successful companies are driven by a higher purpose than just financial gain. Instead, these businesses focus on ensuring all their stakeholders thrive — from customers, employees, suppliers and investors to their communities and society at large. Through this positive impact, say authors Raj Sisodia, Jag Sheth and David B. Wolfe, they become companies that people love to buy from, work for, and partner with.

Some of the FoE names are familiar to ESG investors, such as Whole Foods, Southwest Airlines and Chipotle. Others might be more surprising, including oilfield services company Schlumberger. But in addition to meeting the authors’ criteria for admired and respected companies, their stocks collectively had delivered exceptional shareholder returns. Over 15 years, the authors reported, U.S. FoE stocks delivered a cumulative 1,681% return and outperformed the S&P 500 by 15 times.

The real question, though, is what the future held for these stocks after the book’s publication.

Re-Examining Firms of Endearment: Out-of-sample data

By studying returns from 12 years of out-of-sample data, we found strong and consistent outperformance by FoE stocks: For the years 2007-2018, the FoE portfolio had an average annualized return of 11.15%, versus an average annualized return of 7.11% for the S&P 500 Index.

This analysis offered promising evidence that “good” companies might consistently provide higher potential returns. But when we see intriguing data like this, we always ask if there is a reason why a performance advantage would exist.

One of the pillars of Bridgeway’s investment philosophy is that factors shape returns. To understand a portfolio’s performance, we analyze its exposure to specific factors — characteristics that have been shown through rigorous analysis to define the risk and return of a broad set of securities. Naturally, we wanted to see what factor exposures we could find in the FoE portfolio.

4	Semi-Annual Report | December 31, 2019 (Unaudited)

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Specifically, we ran the FoE portfolio through a Fama-French 6 Factor regression analysis, which examines the impact of exposure to the factors Value, Momentum, Small Size, Market, Investment Intensiveness, and Profitability. That analysis revealed that the FoE portfolio was slightly loaded to the small size factor and negatively loaded to the momentum factor. The largest impact, however, was attributable to the profitability factor.

The evidence of a strong premium from the profitability factor helps support the central idea articulated by the Firms of Endearment authors: It makes good business sense to create a company in which all stakeholders prosper. Treating employees, customers, suppliers and your communities better earns the admiration of all those stakeholders. It stands to reason such firms might be better able to attract and retain good employees, build customer loyalty, and maintain profitability.

However, our analysis comes with a few important caveats. We would like to test our findings on a larger set of companies and a longer period. Likewise, the outperformance by FoE stocks coincided with a period in which the profitability factor performed relatively well. These results should be tested during a period in which the profitability factor isn’t in favor.

While not conclusive, our analysis revealed potentially corroborating evidence that ESG criteria help give exposure to classic factors that provide long-term return premiums. It also shows that ESG and factor-based investing don’t have to be kept separate. For example, if further studies show that the profitability factor helps explain the returns of sustainable, ethical, and well-managed companies, you could screen the entire universe of high-profitability names for those that also meet ESG criteria — helping a portfolio gain factor exposure alongside ESG preferences.

We believe this connection is worth further investigation and analysis. As the financial industry develops more data around ESG investing, it will have greater ability to build models that can help investors pursue long-term success in terms of both shareholder value and shareholder values.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Transformative Change: Creating Opportunities to Find and Nurture our Passions

By Tony Ledergerber, Director of Marketing and Communications

When you read the personal stories of transformative change in our annual and semi-annual reports you might think that everyone working here came from a strong philanthropic background. While many of us did, for others it’s an aspect of our lives that we’ve been fortunate to develop through our service to Bridgeway. I know, because I’m in that latter group.

I was working at another asset management firm 14 years ago when I learned there was an opening for a marketing leader at Bridgeway Capital Management. As I began researching Bridgeway’s investment approach and philosophy, I got excited about joining a firm that followed a quantitative investment strategy, that was committed to providing cost-efficient funds, and that had a strong reputation for transparency. Then I came into the office for an interview and learned there was a lot more that made Bridgeway unique.

The Partners who interviewed me told me about Bridgeway’s practice of donating at least 50% of its profits to charity and the firm’s commitment to creating transformative change. Then they asked me about the causes I was passionate about and my personal history of giving back.

I was caught by surprise, and I realized that to that point I hadn’t had any significant experience in philanthropic activity. So I answered honestly, saying that while I lacked the background, I had the heart and the desire to give back — and that I saw an opportunity to change my life and the lives of others. I came out of the interview wanting the job even more than when I’d walked in.

Fortunately, Bridgeway hired me, and I soon learned how much the company culture helps each Partner nurture their own passions. We are all given time off for volunteer work, are offered the chance to join service trips, and are even given designations to donate to causes that are important to us. Just as valuable is the intangible benefit of being surrounded by people who talk passionately about the organizations they support, and who provide examples of giving back through service on boards and volunteer work.

This environment inspired me to imagine ways that I could make a difference. I thought about my family background spending my free time on a ranch, and the positive experiences I’d had working with horses. I had heard about organizations that use horse riding as a therapeutic activity for young people with physical, mental or emotional challenges, and I figured I could lend my time in some way — maybe saddling horses, caring for the equipment, or even just fixing fences.

I decided to get involved with a local ranch dedicated to therapeutic riding. Soon, I saw how I could contribute more than just manual labor. I’ve been able to put my professional experience to work helping raise awareness, contributing to fundraising activities, and guiding long-term planning. That organization has become a huge part of my life over the past 12 years — and what I’ve witnessed first-hand has been miraculous.

I’ve watched a nonverbal boy on the autism spectrum speak his first words — telling a horse “whoa!” when he needed it to slow down — and gradually learn more communication skills. I’ve seen children with physical limitations build up their core strength through the act of riding a large animal. And I’ve seen groups of at-risk teenagers forming strong bonds with horses that have helped them overcome depression.

I’m grateful to have joined a company that’s taught me how to use my time, talent and treasure to support an organization making such a difference in children’s lives. I appreciate the fact that Bridgeway was willing to look past my lack of previous charitable experience, which is why I’ve become a strong proponent of hiring others like me who might not have a complete philanthropic resume. I look at it as another way that I can give back — by sharing the opportunity that Bridgeway provided me to find fulfillment through helping others.

6	Semi-Annual Report | December 31, 2019 (Unaudited)

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2019

Dear Fellow Aggressive Investors 1 Fund Shareholder,

For the quarter ended December 31, 2019, our Fund returned +6.10%, trailing our primary market benchmark, the S&P 500 Index (+9.07%), our peer benchmark, the Lipper Capital Appreciation Funds Index (+8.84%), and the Russell 2000 Index (+9.94%). It was a poor quarter on a relative basis.

For the calendar year, our Fund returned +21.85%, underperforming our primary market benchmark, the S&P 500 Index (+31.49%), our peer benchmark, the Lipper Capital Appreciation Funds Index (+29.65%), and the Russell 2000 Index (+25.52%).

The table below presents our December quarter, six-month, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2019

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Aggressive Investors 1 Fund	6.10%	3.01%	21.85%	3.82%	9.74%	5.18%	11.88%
S&P 500 Index	9.07%	10.92%	31.49%	11.70%	13.56%	9.00%	10.09%
Russell 2000 Index	9.94%	7.30%	25.52%	8.23%	11.83%	7.92%	9.30%
Lipper Capital Appreciation Funds Index	8.84%	8.79%	29.65%	9.65%	11.43%	8.56%	8.81%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in the category of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

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Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception August 5, 1994 to December 31, 2019

Detailed Explanation of Quarterly Performance

The Fund’s company financial health and price momentum models underperformed the benchmark during the quarter and detracted from relative results. However, outperformance by the Fund’s value metrics models offset some of this negative impact. An overweighting in high momentum stocks hurt relative performance during the quarter as the momentum factor was strongly out of favor. The Fund’s tilt toward the benchmark’s smaller stocks also detracted from relative results during the period when larger names outperformed smaller ones.

By design, the Fund tends to invest in higher beta and higher volatility stocks, and the impact of this positioning was positive during the “risk-on” quarter. The Fund’s tilt toward deeper value stocks produced mixed results during the quarter.

From a sector perspective, the Fund’s allocation effect was negative, with overweightings in the Consumer Discretionary and Industrials sectors and an underweighting in the Information Technology sector detracting the most from relative performance. The Fund’s stock selection effect also was negative, primarily due to poor performance from holdings in the Financials, Information Technology, and Consumer Staples sectors.

Detailed Explanation of Calendar Year Performance

The Fund’s company financial health models significantly underperformed the benchmark and detracted from relative results during the year, while its value metrics models modestly underperformed. However, the Fund’s price momentum model outperformed the benchmark, offsetting some of this negative impact.

The Fund’s main design features also faced headwinds during the 12-month period. Overweightings in higher beta and higher volatility stocks detracted from relative performance, as did overweight exposure to high momentum stocks that slightly lagged lower momentum stocks. The Fund’s tilts toward smaller and deeper value stocks also hurt relative results amid market conditions that favored larger, growth-oriented stocks.

From a sector perspective, the Fund’s allocation effect was negative, primarily driven by overweightings in the Consumer Discretionary and Materials sectors. The Fund’s stock selection effect was significantly negative, with holdings in the Energy, Health Care, and Industrials sectors detracting the most from relative performance.

8	Semi-Annual Report | December 31, 2019 (Unaudited)

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of December 31, 2019

Rank	Description	Industry	% of Net Assets
1	Micron Technology, Inc.	Information Technology	2.7%
2	Apple, Inc.	Information Technology	2.7%
3	Cadence Design Systems, Inc.	Information Technology	2.3%
4	Target Corp.	Consumer Discretionary	2.2%
5	RH	Consumer Discretionary	2.2%
6	CDW Corp.	Information Technology	2.1%
7	Merck & Co., Inc.	Health Care	2.0%
8	Fiat Chrysler Automobiles NV	Consumer Discretionary	1.8%
9	Credit Acceptance Corp.	Financials	1.7%
10	Ensign Group, Inc. (The)	Health Care	1.6%

	Total		21.3%

Industry Sector Representation as of December 31, 2019

	% of Net Assets	% of S&P 500 Index	Difference
Communication Services	3.3%	10.4%	-7.1%
Consumer Discretionary	17.6%	9.8%	7.8%
Consumer Staples	4.1%	7.2%	-3.1%
Energy	4.4%	4.3%	0.1%
Financials	15.0%	13.0%	2.0%
Health Care	13.0%	14.2%	-1.2%
Industrials	14.4%	9.0%	5.4%
Information Technology	19.9%	23.2%	-3.3%
Materials	5.3%	2.7%	2.6%
Real Estate	3.1%	2.9%	0.2%
Utilities	0.0%	3.3%	-3.3%
Liabilities in Excess of Other Assets	-0.1%	0.0%	-0.1%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2019, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk,” which may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

bridgeway.com	9

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Aggressive Investors 1 Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

10	Semi-Annual Report | December 31, 2019 (Unaudited)

Aggressive Investors 1 Fund
SCHEDULE OF INVESTMENTS (Unaudited)
Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

COMMON STOCKS - 100.06%
Communication Services - 3.29%
Discovery, Inc., Class A*+	63,700	$2,085,538
DISH Network Corp., Class A*+	52,000	1,844,440
Match Group, Inc.*+	22,200	1,822,842

		5,752,820
Consumer Discretionary - 17.61%
Chipotle Mexican Grill, Inc.*	2,700	2,260,197
Dollar General Corp.	11,000	1,715,780
eBay, Inc.	50,900	1,837,999
Fiat Chrysler Automobiles NV+	215,000	3,158,350
Lear Corp.	12,300	1,687,560
M/I Homes, Inc.*	40,000	1,574,000
Office Depot, Inc.	520,000	1,424,800
RH*+	17,600	3,757,600
Signet Jewelers, Ltd.	50,000	1,087,000
Skyline Champion Corp.*	56,000	1,775,200
Sonic Automotive, Inc., Class A	58,000	1,798,000
Starbucks Corp.	28,000	2,461,760
Target Corp.	30,400	3,897,584
TopBuild Corp.*	22,700	2,339,916

		30,775,746
Consumer Staples - 4.14%
Hershey Co. (The)	17,600	2,586,848
Ingles Markets, Inc., Class A	24,700	1,173,497
John B. Sanfilippo & Son, Inc.	19,000	1,734,320
Pilgrim’s Pride Corp.*	53,000	1,733,895

		7,228,560
Energy - 4.37%
Cabot Oil & Gas Corp.	98,700	1,718,367
Halliburton Co.	60,000	1,468,200
HollyFrontier Corp.	31,600	1,602,436
Laredo Petroleum, Inc.*	325,000	932,750
World Fuel Services Corp.	44,000	1,910,480

		7,632,233
Financials - 14.98%
Ameriprise Financial, Inc.	15,500	2,581,990
Arch Capital Group, Ltd.*	42,000	1,801,380
Bank of Montreal	22,300	1,728,250
Charles Schwab Corp. (The)	40,500	1,926,180
Credit Acceptance Corp.*	6,900	3,052,077
Curo Group Holdings Corp.*+	65,400	796,572
Enova International, Inc.*	61,000	1,467,660
MarketAxess Holdings, Inc.	6,700	2,540,037

Industry Company	Shares	Value

Financials (continued)
Mr Cooper Group, Inc.*	93,000	$1,163,430
Prudential Financial, Inc.	22,000	2,062,280
RenaissanceRe Holdings, Ltd.	10,000	1,960,200
Santander Consumer USA Holdings, Inc.	105,000	2,453,850
Synchrony Financial	27,200	979,472
TD Ameritrade Holding Corp.	33,500	1,664,950

		26,178,328
Health Care - 12.97%
Anthem, Inc.	6,200	1,872,586
Cardinal Health, Inc.	31,500	1,593,270
Chemed Corp.	4,300	1,888,818
Cigna Corp.	8,600	1,758,614
DaVita, Inc.*	24,500	1,838,235
Edwards Lifesciences Corp.*	7,000	1,633,030
Ensign Group, Inc. (The)	62,000	2,812,940
HCA Healthcare, Inc.	14,200	2,098,902
Insulet Corp.*	10,600	1,814,720
Ionis Pharmaceuticals, Inc.*+	30,000	1,812,300
Merck & Co., Inc.	39,000	3,547,050

		22,670,465
Industrials - 14.37%
AerCap Holdings NV*	28,000	1,721,160
Alaska Air Group, Inc.	28,600	1,937,650
Allison Transmission Holdings, Inc.	36,600	1,768,512
Atkore International Group, Inc.*	1,300	52,598
Builders FirstSource, Inc.*	70,000	1,778,700
CNH Industrial NV	175,000	1,925,000
Copart, Inc.*	19,200	1,746,048
CoStar Group, Inc.*	3,300	1,974,390
Delta Air Lines, Inc.	29,200	1,707,616
GMS, Inc.*	59,900	1,622,092
H&E Equipment Services, Inc.	52,000	1,738,360
Lockheed Martin Corp.	4,500	1,752,210
SPX Corp.*	18,500	941,280
United Airlines Holdings, Inc.*	20,400	1,797,036
United Parcel Service, Inc., Class B	15,000	1,755,900
Wabash National Corp.+	60,000	881,400

		25,099,952

bridgeway.com	11

Aggressive Investors 1 Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Information Technology - 19.92%
Alliance Data Systems Corp.	14,000	$1,570,800
Apple, Inc.	16,000	4,698,400
Cadence Design Systems, Inc.*	58,400	4,050,624
CDW Corp.	25,100	3,585,284
Micron Technology, Inc.*	89,000	4,786,420
Sanmina Corp.*	58,000	1,985,920
Seagate Technology PLC+	34,900	2,076,550
ServiceNow, Inc.*	6,600	1,863,312
SunPower Corp.*+	129,500	1,010,100
Synaptics, Inc.*+	15,000	986,550
TTEC Holdings, Inc.	23,700	938,994
Universal Display Corp.	9,000	1,854,630
VeriSign, Inc.*	10,500	2,023,140
VMware, Inc., Class A*+	11,000	1,669,690
Western Digital Corp.	27,000	1,713,690

		34,814,104
Materials - 5.30%
CF Industries Holdings, Inc.	36,300	1,732,962
Freeport-McMoRan, Inc.	164,800	2,162,176
Innospec, Inc.	10,000	1,034,400
Kirkland Lake Gold, Ltd.+	37,300	1,643,811
Teck Resources, Ltd., Class B	95,000	1,650,150
Verso Corp., Class A*	57,100	1,029,513

		9,253,012
Real Estate - 3.11%
American Tower Corp.	11,000	2,528,020
Equinix, Inc.	3,000	1,751,100
Realogy Holdings Corp.+	120,000	1,161,600

		5,440,720

TOTAL COMMON STOCKS - 100.06%		174,845,940

(Cost $159,724,602)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.01%
Fidelity Investments Money Market Government Portfolio Class I	1.49%	16,992	$16,992

TOTAL MONEY MARKET FUND - 0.01%			16,992

(Cost $16,992)
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 3.97%
Fidelity Investments Money Market Government Portfolio Class I**	1.49%	6,937,723	6,937,723

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 3.97%			6,937,723

(Cost $6,937,723)
TOTAL INVESTMENTS - 104.04%			$181,800,655
(Cost $166,679,317)
Liabilities in Excess of Other Assets - (4.04%)			(7,062,634)

NET ASSETS - 100.00%			$174,738,021

*	Non-income producing security.
**	This security represents the investment of the cash collateral received in connection with securities out on loan as of December 31, 2019.
^	Rate disclosed as of December 31, 2019.
+

This security or a portion of the security is out on loan as of December 31, 2019. Total loaned securities had a value of $19,305,022 as of December 31, 2019. See Note 2 for disclosure of cash and non-cash collateral.

PLC - Public Limited Company

12	Semi-Annual Report | December 31, 2019 (Unaudited)

Aggressive Investors 1 Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2019

Summary of inputs used to value the Fund’s investments as of 12/31/2019 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks (a)	$174,845,940	$—	$—	$174,845,940
Money Market Fund	—	16,992	—	16,992
Investments Purchased with Cash Proceeds from Securities Lending	—	6,937,723	—	6,937,723

TOTAL	$174,845,940	$6,954,715	$—	$181,800,655

(a)	- Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

bridgeway.com	13

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2019

Dear Fellow Ultra-Small Company Fund Shareholder,

For the quarter ended December 31, 2019, our Fund returned +5.60%, underperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+12.55%). The Fund also lagged our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+8.07%), as well as the Russell 2000 Index (+9.94%) and the Russell Microcap Index (+13.45%). It was a poor quarter on a relative basis.

For the calendar year, our Fund returned +9.51%, underperforming the CRSP Cap-Based Portfolio 10 Index (+25.87%), the Lipper Micro-Cap Stock Funds Index (+20.62%), the Russell 2000 Index (+25.52%), and the Russell Microcap Index (+22.43%).

The table below presents our December quarter, six-month, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2019

					Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Ultra-Small Company Fund	5.60%	1.63%	9.51%	-1.70%	6.44%	4.07%	12.13%
CRSP Cap-Based Portfolio 10 Index	12.55%	8.59%	25.87%	5.29%	10.33%	7.31%	11.37%
Russell 2000 Index	9.94%	7.30%	25.52%	8.23%	11.83%	7.92%	9.30%
Russell Microcap Index	13.45%	7.26%	22.43%	6.57%	11.26%	6.16%	N/A
Lipper Micro-Cap Stock Funds Index	8.07%	4.31%	20.62%	6.74%	10.88%	6.80%	N/A

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 643 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market (with dividends reinvested). The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

14	Semi-Annual Report | December 31, 2019 (Unaudited)

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception August 5, 1994 to December 31, 2019

*	The Lipper Micro-Cap Stock Funds Index began on 12/31/1995, and the line graph for the Index begins at the same value as the Fund on that date.
**	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

The Fund’s company financial health, price momentum and value metrics models all lagged the benchmark during the quarter and detracted from relative performance. The Fund’s tilt toward deeper value stocks across multiple valuation metrics also hurt relative results. Likewise, an underweighting in the highest-momentum stocks had a negative effect on relative returns.

During the quarter, the Fund held approximately 26% of its assets, on average, outside of CRSP 10, including stocks that appreciated into the CRSP 9 decile. The Fund’s holdings in CRSP 9 underperformed the CRSP 10 benchmark, detracting from relative results.

From a sector perspective, the Fund’s allocation effect was slightly negative. An underweighting in the Health Care sector and an overweighting in the Materials sector were the largest detractors from relative results. The Fund’s stock selection effect also was negative, driven largely by poor performance from holdings in the Health Care and Financials sectors.

bridgeway.com	15

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods.

				Annualized
CRSP Decile[1]	Quarter	6 Months	1 Year	5 Years	10 Years	94 Years
1 (ultra-large)	9.73%	11.38%	31.05%	12.28%	13.56%	9.52%
2	7.01%	7.23%	31.55%	10.04%	13.69%	10.62%
3	8.42%	6.24%	28.39%	10.12%	13.73%	11.07%
4	7.43%	5.20%	31.01%	8.65%	12.68%	10.88%
5	7.92%	4.41%	22.86%	6.26%	11.57%	11.31%
6	10.16%	6.62%	24.32%	7.02%	12.04%	11.29%
7	11.36%	7.81%	29.47%	10.40%	13.89%	11.59%
8	14.36%	8.63%	21.95%	6.62%	11.67%	11.38%
9	14.56%	7.98%	22.04%	7.76%	11.81%	11.43%
10 (ultra-small)	12.55%	8.59%	25.87%	5.29%	10.33%	13.07%

[1]

Performance figures are as of the period ended December 31, 2019. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Detailed Explanation of Calendar Year Performance

All three of the Fund’s model categories underperformed the benchmark and detracted from relative results for the year. The Fund’s tilt toward deeper value stocks across multiple valuation metrics also hurt relative results, as did an underweighting in highest-momentum stocks.

During the year, the Fund held approximately 28% of its assets, on average, outside of CRSP 10, including stocks that appreciated into the CRSP 9 decile. The Fund’s holdings in CRSP 9 underperformed the CRSP 10 benchmark, detracting from relative results.

From a sector perspective, the Fund’s allocation effect was slightly positive. An underweighting in the Energy sector and an overweighting in the Information Technology sector contributed most to relative results. However, the Fund’s stock selection effect was negative, driven largely by holdings in the Health Care, Financials, and Information Technology sectors.

Top Ten Holdings as of December 31, 2019

Rank	Description	Industry	% of Net Assets
1	InfuSystem Holdings, Inc.	Health Care	3.2%
2	Electromed, Inc.	Health Care	2.5%
3	Citi Trends, Inc.	Consumer Discretionary	2.5%
4	Consumer Portfolio Services, Inc.	Financials	2.1%
5	Rocky Brands, Inc.	Consumer Discretionary	2.1%
6	Harvard Bioscience, Inc.	Health Care	2.0%
7	Lifevantage Corp.	Consumer Staples	2.0%
8	Capitala Finance Corp.	Financials	2.0%
9	Orion Energy Systems, Inc.	Industrials	1.9%
10	Transcat, Inc.	Industrials	1.9%

	Total		22.2%

16	Semi-Annual Report | December 31, 2019 (Unaudited)

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of December 31, 2019

	% of Net Assets	% of CRSP 10 Index	Difference
Communication Services	4.7%	4.1%	0.6%
Consumer Discretionary	14.2%	11.0%	3.2%
Consumer Staples	5.0%	2.0%	3.0%
Energy	8.2%	9.0%	-0.8%
Financials	16.7%	21.6%	-4.9%
Health Care	22.1%	29.7%	-7.6%
Industrials	12.7%	10.0%	2.7%
Information Technology	11.7%	8.5%	3.2%
Materials	3.9%	2.6%	1.3%
Real Estate	0.9%	1.0%	-0.1%
Utilities	0.0%	0.5%	-0.9%
Liabilities in Excess of Other Assets	-0.1%	0.0%	-0.1%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2019, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Ultra-Small Company Fund remains closed to new investors. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

bridgeway.com	17

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (Unaudited)
Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value
COMMON STOCKS - 100.14%
Communication Services - 4.74%
Alaska Communications Systems Group, Inc.*	381,200	$674,724
Cinedigm Corp., Class A*+	32,000	22,400
Cumulus Media, Inc., Class A*	21,200	372,484
DHI Group, Inc.*	26,900	80,969
EverQuote, Inc., Class A*+	23,700	814,095
IDT Corp., Class B*	27,800	200,438
Marchex, Inc., Class B*	8,500	32,130
Travelzoo*	100,100	1,071,070

		3,268,310
Consumer Discretionary - 14.24%
AMCON Distributing Co.	2,100	151,221
Barnes & Noble Education, Inc.*	20,400	87,108
Bassett Furniture Industries, Inc.	7,000	116,760
Big 5 Sporting Goods Corp.+	162,300	486,900
Charles & Colvard, Ltd.*	298,600	424,012
China XD Plastics Co., Ltd.*	86,300	154,477
Citi Trends, Inc.	75,100	1,736,312
Comstock Holding Cos., Inc.*+	54,400	104,448
Crown Crafts, Inc.	34,400	211,560
Delta Apparel, Inc.*	35,100	1,091,610
Diversified Restaurant Holdings, Inc.*	19,707	20,495
Educational Development Corp.	62,000	383,160
Iconix Brand Group, Inc.*+	19,600	26,460
Lakeland Industries, Inc.*	43,500	469,800
Lincoln Educational Services Corp.*	49,564	133,823
Live Ventures, Inc.*+	7,302	54,911
ONE Group Hospitality, Inc. (The)*+	27,400	99,736
Rave Restaurant Group, Inc.*	15,300	25,245
Rocky Brands, Inc.	49,000	1,442,070
RTW RetailWinds, Inc.*	121,900	97,642
Tile Shop Holdings, Inc.+	77,900	131,651
TravelCenters of America, Inc.*	47,920	821,828
Tuesday Morning Corp.*	652,600	1,207,310
Vince Holding Corp.*	19,400	335,814

		9,814,353
Consumer Staples - 4.99%
Alico, Inc.	1,100	39,413
Farmer Brothers Co.*	34,200	515,052

Industry Company	Shares	Value

Consumer Staples (continued)
Lifevantage Corp.*	88,400	$1,379,924
Mannatech, Inc.	13,809	216,249
Natural Alternatives International, Inc.*	26,300	209,874
Natural Grocers by Vitamin Cottage, Inc.	99,200	979,104
Reliv International, Inc.*+	26,939	102,368

		3,441,984
Energy - 8.15%
Adams Resources & Energy, Inc.	1,200	45,684
Aspen Aerogels, Inc.*	5,400	41,904
Earthstone Energy, Inc., Class A*	62,500	395,625
Enservco Corp.*	496,100	92,361
Era Group, Inc.*	3,700	37,629
Gevo, Inc.*	18,300	42,273
ION Geophysical Corp.*	75,300	653,604
Lonestar Resources US, Inc., Class A*	134,700	351,567
Mitcham Industries, Inc.*	93,000	266,910
Navios Maritime Acquisition Corp.	129,600	1,101,600
NCS Multistage Holdings, Inc.*	12,900	27,090
PrimeEnergy Resources Corp.*	400	60,504
SandRidge Energy, Inc.*	106,600	451,984
SilverBow Resources, Inc.*	37,700	373,230
Smart Sand, Inc.*+	98,800	248,976
Superior Drilling Products, Inc.*	122,800	100,696
Teekay Tankers, Ltd., Class A*	20,012	479,688
TransAtlantic Petroleum, Ltd.*	482,400	235,556
VAALCO Energy, Inc.*	275,500	611,610

		5,618,491
Financials - 16.68%
1347 Property Insurance Holdings, Inc.*+	7,800	43,056
A-Mark Precious Metals, Inc.*+	65,900	544,993
AmeriServ Financial, Inc.+	11,600	48,720
Ashford, Inc.*+	8,500	200,600
Atlanticus Holdings Corp.*	17,800	160,378
C&F Financial Corp.	14,252	788,563
Capitala Finance Corp.+	156,200	1,363,626
CB Financial Services, Inc.	3,200	96,448
Central Federal Corp.*	4,800	66,960

18	Semi-Annual Report | December 31, 2019 (Unaudited)

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Community West Bancshares	5,000	$55,500
Consumer Portfolio Services, Inc.*	435,100	1,466,287
Elevate Credit, Inc.*	70,500	313,725
FedNat Holding Co.	29,900	497,237
First Business Financial Services, Inc.	9,000	236,970
First Savings Financial Group, Inc.	1,100	73,810
First United Corp.	3,600	86,724
FlexShopper, Inc.*+	46,500	117,645
Franklin Financial Services Corp.	1,300	50,297
GAMCO Investors, Inc., Class A	8,900	173,461
Hallmark Financial Services, Inc.*	3,800	66,766
Impac Mortgage Holdings, Inc.*+	102,181	537,472
Investcorp Credit Management BDC, Inc.	95,400	639,180
Manning & Napier, Inc.	134,900	234,726
MVB Financial Corp.	11,400	284,088
National Holdings Corp.*	80,400	205,020
Northeast Bank	30,300	666,297
Ocwen Financial Corp.*	235,400	322,498
Portman Ridge Finance Corp.	280,200	594,024
Provident Financial Holdings, Inc.	2,800	61,320
Pzena Investment Management, Inc., Class A	60,600	522,372
SB Financial Group, Inc.	17,422	343,039
Security National Financial Corp., Class A*	86,334	505,054
Silvercrest Asset Management Group, Inc., Class A	10,100	127,058

		11,493,914
Health Care - 22.07%
Affimed NV*	369,300	1,011,882
Allied Healthcare Products, Inc.*	66,481	80,442
American Renal Associates Holdings, Inc.*	11,600	120,292
American Shared Hospital Services*+	101,400	247,416
Applied Genetic Technologies Corp.*	24,600	111,192
Apyx Medical Corp.*	10,800	91,368

Industry Company	Shares	Value

Health Care (continued)
Aravive, Inc.*	18,000	$246,060
Bioanalytical Systems, Inc.*+	89,210	441,589
Capital Senior Living Corp.*	13,000	40,170
Castlight Health, Inc., Class B*	226,100	300,713
Celldex Therapeutics, Inc.*	77,300	172,379
Conformis, Inc.*	142,700	214,050
Cumberland Pharmaceuticals, Inc.*	16,400	84,460
CynergisTek, Inc.*	109,000	359,700
Daxor Corp.*+	4,400	41,360
Digirad Corp.*	44,090	113,752
Electromed, Inc.*	201,638	1,744,169
Endologix, Inc.*	47,800	75,524
Enzo Biochem, Inc.*	231,900	609,897
FONAR Corp.*	10,700	210,683
Fulgent Genetics, Inc.*	24,800	319,920
Harvard Bioscience, Inc.*	458,300	1,397,815
Infinity Pharmaceuticals, Inc.*	147,900	141,984
InfuSystem Holdings, Inc.*	254,598	2,171,721
IntriCon Corp.*+	55,500	999,000
IRIDEX Corp.*	20,900	46,816
Jounce Therapeutics, Inc.*	72,300	631,179
Kewaunee Scientific Corp.	16,100	216,545
Kezar Life Sciences, Inc.*	11,400	45,714
Milestone Scientific, Inc.*+	79,500	110,505
Misonix, Inc.*	60,200	1,120,322
MRI Interventions, Inc.*	10,500	50,400
MTBC, Inc.*+	7,900	32,074
Otonomy, Inc.*	26,500	101,495
PhaseBio Pharmaceuticals, Inc.*	21,800	133,198
Pro-Dex, Inc.*+	19,800	347,490
Retractable Technologies, Inc.*+	66,900	100,350
RTI Surgical Holdings, Inc.*	256,090	701,686
SeaSpine Holdings Corp.*	4,500	54,045
Sharps Compliance Corp.*	12,000	50,640
SunLink Health Systems, Inc.*	4,700	5,029
ThermoGenesis Holdings, Inc.*	19,500	85,800
VIVUS, Inc.*	12,400	33,728

		15,214,554
Industrials - 12.74%
Acme United Corp.	19,400	461,526
ARC Document Solutions, Inc.*	209,900	291,761
Avalon Holdings Corp., Class A*	14,700	28,224

bridgeway.com	19

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
BG Staffing, Inc.	49,400	$1,081,366
Chicago Rivet & Machine Co.	1,900	49,015
Continental Materials Corp.*	4,150	32,617
DLH Holdings Corp.*	7,500	31,425
Eastern Co. (The)	1,200	36,636
Ecology and Environment, Inc., Class A	43,732	677,846
Fuel Tech, Inc.*	203,500	189,662
Hill International, Inc.*	11,900	37,604
Houston Wire & Cable Co.*	16,500	72,765
Hudson Global, Inc.*	2,019	24,127
IES Holdings, Inc.*	2,500	64,150
LB Foster Co., Class A*	9,300	180,234
Limbach Holdings, Inc.*	37,700	142,506
LS Starrett Co. (The), Class A*	32,300	184,756
LSI Industries, Inc.	163,200	987,360
Mastech Digital, Inc.*	10,200	112,914
Navios Maritime Holdings, Inc.*	36,200	162,176
Orion Energy Systems, Inc.*	396,300	1,327,605
Orion Group Holdings, Inc.*	47,100	244,449
Perma-Pipe International Holdings, Inc.*	4,500	42,210
Quest Resource Holding Corp.*+	22,000	47,960
Tel-Instrument Electronics Corp.*	11,400	40,812
Transcat, Inc.*	40,900	1,303,074
Ultralife Corp.*	4,600	33,994
Virco Manufacturing Corp.	17,600	74,624
Volt Information Sciences, Inc.*	87,600	217,248
Willis Lease Finance Corp.*	10,200	600,882

		8,781,528
Information Technology - 11.72%
Adesto Technologies
Corp.*+	88,100	748,850
AstroNova, Inc.	5,600	76,832
Aviat Networks, Inc.*	55,213	775,743
Blonder Tongue Laboratories, Inc.*	290,100	220,476
Communications Systems, Inc.	45,500	280,735
Finjan Holdings, Inc.*	312,700	628,527
GlobalSCAPE, Inc.	41,300	405,979
Identiv, Inc.*	18,500	104,340
inTEST Corp.*	213,400	1,269,730

Industry Company	Shares	Value

Information Technology (continued)
Intevac, Inc.*	33,800	$238,628
Luna Innovations, Inc.*	8,130	59,268
NetSol Technologies, Inc.*	47,600	190,400
One Stop Systems, Inc.*	20,800	42,016
PC-Tel, Inc.	30,400	257,488
Perceptron, Inc.*	10,700	58,850
RF Industries, Ltd.	117,196	792,245
Schmitt Industries, Inc.*+	70,802	273,296
ServiceSource International, Inc.*	113,000	188,710
Synacor, Inc.*	26,000	39,520
Taitron Components, Inc., Class A	68,500	194,540
TESSCO Technologies, Inc.	44,900	503,778
TransAct Technologies, Inc.	62,800	688,916
Wayside Technology Group, Inc.	2,400	38,880

		8,077,747
Materials - 3.94%
AgroFresh Solutions, Inc.*	54,200	139,836
Caledonia Mining Corp. PLC	4,700	39,574
Flexible Solutions International, Inc.	66,300	170,391
Friedman Industries, Inc.	71,800	432,236
Gulf Resources, Inc.*	536,800	273,822
LSB Industries, Inc.*	85,400	358,680
Olympic Steel, Inc.	59,800	1,071,616
Ramaco Resources, Inc.*	23,500	84,130
Trecora Resources*	8,100	57,915
UFP Technologies, Inc.*	1,700	84,337

		2,712,537
Real Estate - 0.87%
CIM Commercial Trust Corp.	16,300	236,350
Griffin Industrial Realty, Inc.	9,200	363,860

		600,210

TOTAL COMMON STOCKS - 100.14%		69,023,628

(Cost $73,506,820)

20	Semi-Annual Report | December 31, 2019 (Unaudited)

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2019

	Rate^	Shares	Value

MONEY MARKET FUND - 0.85%
Fidelity Investments Money Market Government Portfolio Class I	1.49%	584,597	$584,597

TOTAL MONEY MARKET FUND - 0.85%			584,597

(Cost $584,597)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 2.35%
Fidelity Investments Money Market Government Portfolio Class I**	1.49%	1,618,090	1,618,090

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING -2.35%			1,618,090

(Cost $1,618,090)

TOTAL INVESTMENTS - 103.34%			$71,226,315

(Cost $75,709,507)
Liabilities in Excess of Other Assets - (3.34%)			(2,301,958)

NET ASSETS - 100.00%			$68,924,357

*	Non-income producing security.
**	This security represents the investment of the cash collateral received in connection with securities out on loan as of December 31, 2019.
^	Rate disclosed as of December 31, 2019.
+

This security or a portion of the security is out on loan as of December 31, 2019. Total loaned securities had a value of $2,512,696 as of December 31, 2019. See Note 2 for disclosure of cash and non-cash collateral.

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 12/31/2019 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks Industrials	$8,062,870	$718,658	$—	$8,781,528
Other Industries (a)	60,242,100	—	—	60,242,100

Total Common Stocks	68,304,970	718,658	—	69,023,628
Money Market Fund	—	584,597	—	584,597
Investments Purchased with Cash Proceeds from Securities Lending	—	1,618,090	—	1,618,090

TOTAL	$68,304,970	$2,921,345	$—	$71,226,315

(a)	- Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

bridgeway.com	21

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2019

Dear Fellow Ultra-Small Company Market Fund Shareholder,

For the quarter ended December 31, 2019, our Fund returned +7.34%, underperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+12.55%). Our Fund also underperformed our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+8.07%), as well as the Russell 2000 Index (+9.94%) and the Russell Microcap Index (+13.45%). It was a poor quarter on a relative basis.

For the calendar year, our Fund returned +15.34%, trailing the CRSP Cap-Based Portfolio 10 Index (+25.87%), the Lipper Micro-Cap Stock Funds Index (+20.62%), the Russell 2000 Index (+25.52%), and the Russell Microcap Index (+22.43%).

The table below presents our December quarter, six-month, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2019

					Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)

Ultra-Small Company Market Fund	7.34%	3.84%	15.34%	3.67%	10.05%	5.34%	9.67%
CRSP Cap-Based Portfolio 10 Index	12.55%	8.59%	25.87%	5.29%	10.33%	7.31%	10.23%
Russell 2000 Index	9.94%	7.30%	25.52%	8.23%	11.83%	7.92%	7.83%
Russell Microcap Index	13.45%	7.26%	22.43%	6.57%	11.26%	6.16%	N/A
Lipper Micro-Cap Stock Funds Index	8.07%	4.31%	20.62%	6.74%	10.88%	6.80%	7.77%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 643 of the smallest publicly traded U.S. stocks with dividends reinvested, as reported by the Center for Research on Security Prices. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

22	Semi-Annual Report | December 31, 2019 (Unaudited)

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception July 31, 1997 to December 31, 2019

*	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

During the quarter, the Fund held about 20% of its assets, on average, in stocks outside of CRSP 10, including stocks that appreciated into CRSP 9. These larger stocks underperformed the benchmark and hurt the Fund’s relative results. The Fund’s sidestepping strategies, which eliminated exposure to stocks with high probability of a steep price decline, major financial distress or bankruptcy, helped performance against the benchmark.

The Fund’s stock selection effect was negative, with holdings in the Health Care and Communication Services sectors detracting most from relative returns.

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods.

					Annualized
CRSP Decile[1]	Quarter	6 Months	1 Year	5 Years	10 Years	94 Years
1 (ultra-large)	9.73%	11.38%	31.05%	12.28%	13.56%	9.52%
2	7.01%	7.23%	31.55%	10.04%	13.69%	10.62%
3	8.42%	6.24%	28.39%	10.12%	13.73%	11.07%
4	7.43%	5.20%	31.01%	8.65%	12.68%	10.88%
5	7.92%	4.41%	22.86%	6.26%	11.57%	11.31%
6	10.16%	6.62%	24.32%	7.02%	12.04%	11.29%
7	11.36%	7.81%	29.47%	10.40%	13.89%	11.59%
8	14.36%	8.63%	21.95%	6.62%	11.67%	11.38%
9	14.56%	7.98%	22.04%	7.76%	11.81%	11.43%
10 (ultra-small)	12.55%	8.59%	25.87%	5.29%	10.33%	13.07%

1

Performance figures are as of the period ended December 31, 2019. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

bridgeway.com	23

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Detailed Explanation of Calendar Year Performance

The Fund held about 19% of its assets, on average, in stocks outside of CRSP 10, including stocks that appreciated into CRSP 9. These larger stocks underperformed the benchmark during the year, which hurt relative results. However, the Fund’s sidestepping strategies, which eliminated exposure to stocks with high probability of a steep price decline, major financial distress or bankruptcy, helped performance against the benchmark.

The Fund’s stock selection effect was negative, with holdings in the Health Care and Industrials sectors detracting most from relative performance.

Top Ten Holdings as of December 31, 2019

Rank	Description	Industry	% of Net Assets
1	Pacific Biosciences of California, Inc.	Health Care	0.7%
2	Jounce Therapeutics, Inc.	Health Care	0.6%
3	Constellation Pharmaceuticals, Inc.	Health Care	0.6%
4	CEL-SCI Corp.	Health Care	0.5%
5	Stratus Properties, Inc.	Real Estate	0.5%
6	Eiger BioPharmaceuticals, Inc.	Health Care	0.5%
7	Utah Medical Products, Inc.	Health Care	0.5%
8	Calithera Biosciences, Inc.	Health Care	0.5%
9	Pfenex, Inc.	Health Care	0.5%
10	Overseas Shipholding Group, Inc., Class A	Energy	0.5%

	Total		5.4%

Industry Sector Representation as of December 31, 2019

	% of Net Assets	% of CRSP 10 Index	Difference
Communication Services	4.5%	4.1%	0.4%
Consumer Discretionary	12.3%	11.0%	1.3%
Consumer Staples	1.3%	2.0%	-0.7%
Energy	9.8%	9.0%	0.8%
Financials	21.1%	21.6%	-0.5%
Health Care	27.0%	29.7%	-2.7%
Industrials	10.0%	10.0%	0.0%
Information Technology	8.8%	8.5%	0.3%
Materials	2.9%	2.6%	0.3%
Real Estate	1.7%	1.0%	0.7%
Utilities	0.6%	0.5%	0.1%
Cash & Other Assets	0.0%	0.0%	0.0%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2019, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and

24	Semi-Annual Report | December 31, 2019 (Unaudited)

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Thank you for your continued investment in Ultra-Small Company Market Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

bridgeway.com	25

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (Unaudited)
Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

COMMON STOCKS - 99.85%
Communication Services - 4.48%
A.H. Belo Corp., Class A	90,883	$256,290
Alaska Communications Systems Group, Inc.*	279,500	494,715
Ballantyne Strong, Inc.*	50,000	162,000
Beasley Broadcast Group, Inc., Class A	11,125	34,376
Chicken Soup For The Soul Entertainment, Inc.*+	15,000	120,000
DHI Group, Inc.*	205,500	618,555
Emmis Communications Corp., Class A*	50,000	201,500
Entravision Communications Corp., Class A	234,900	615,438
EverQuote, Inc., Class A*	15,000	515,250
Fluent, Inc.*	212,100	530,250
Frontier Communications Corp.*+	295,000	262,432
Gaia, Inc.*+	48,400	386,716
Harte-Hanks, Inc.*	72,533	259,668
IDT Corp., Class B*	73,200	527,772
Lee Enterprises, Inc.*	195,300	277,326
Marchex, Inc., Class B*	152,200	575,316
NII Holdings, Inc.*	287,700	624,309
Ooma, Inc.*	65,800	870,534
Saga Communications, Inc., Class A	16,516	502,086
Salem Media Group, Inc.	65,000	93,600
Spok Holdings, Inc.	60,000	733,800
Townsquare Media, Inc., Class A	38,500	383,845
Travelzoo*	45,000	481,500
Xcel Brands, Inc.*	91,000	136,500
Zedge, Inc., Class B*	16,855	25,957

		9,689,735

Consumer Discretionary - 12.33%
AMCON Distributing Co.	3,900	280,839
Ark Restaurants Corp.	17,900	397,380
Aspen Group, Inc.*	50,000	400,000
Barnes & Noble Education, Inc.*	160,000	683,200
Bassett Furniture Industries, Inc.	37,044	617,894
BBQ Holdings, Inc.*+	54,838	215,513
Big 5 Sporting Goods Corp.+	55,000	165,000
Blue Apron Holdings, Inc., Class A*+	17,000	111,860
Build-A-Bear Workshop, Inc.*+	54,200	175,608
China XD Plastics Co., Ltd.*	56,000	100,240

Industry Company	Shares	Value

Consumer Discretionary (continued)
Citi Trends, Inc.	40,800	$943,296
Collectors Universe, Inc.	36,760	847,318
Container Store Group, Inc. (The)*	153,900	649,458
CSS Industries, Inc.	37,000	163,170
Culp, Inc.	42,700	581,574
Delta Apparel, Inc.*	27,388	851,767
Destination XL Group, Inc.*+	237,222	303,644
Dover Motorsports, Inc.	123,396	229,517
Educational Development Corp.	41,400	255,852
Emerson Radio Corp.*	187,100	153,422
Envela Corp.*	25,000	33,750
Escalade, Inc.	41,380	406,765
Flexsteel Industries, Inc.	27,000	537,840
GNC Holdings, Inc., Class A*+	250,000	675,000
Greenlane Holdings, Inc., Class A*+	40,000	130,200
Habit Restaurants, Inc. (The), Class A*	70,500	735,315
Hamilton Beach Brands Holding Co., Class A	32,000	611,200
Horizon Global Corp.*+	115,000	401,350
Iconix Brand Group, Inc.*	36,600	49,410
J Alexander’s Holdings, Inc.*	53,100	507,636
J. Jill, Inc.+	129,900	146,787
JAKKS Pacific, Inc.*	73,600	75,808
Lakeland Industries, Inc.*	31,557	340,816
Leaf Group, Ltd.*	113,000	452,000
Libbey, Inc.*	97,000	140,650
Lifetime Brands, Inc.	86,500	601,175
Lincoln Educational Services Corp.*	154,405	416,894
Liquidity Services, Inc.*	82,000	488,720
Luby’s, Inc.*	96,600	212,520
Nautilus, Inc.*	134,400	235,200
New Home Co., Inc. (The)*	68,400	318,744
P&F Industries, Inc., Class A	10,500	72,030
Potbelly Corp.*	97,000	409,340
Red Lion Hotels Corp.*	59,900	223,427
Rocky Brands, Inc.	24,600	723,978
RTW RetailWinds, Inc.*	271,900	217,792
Shiloh Industries, Inc.*	74,500	265,220
SORL Auto Parts, Inc.*+	106,058	470,898
Sportsman’s Warehouse Holdings, Inc.*	114,015	915,540
Stage Stores, Inc.+	100,000	812,000
Stein Mart, Inc.*+	160,800	107,607
Strattec Security Corp.	23,800	528,598

26	Semi-Annual Report | December 31, 2019 (Unaudited)

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Consumer Discretionary (continued)
Superior Industries International, Inc.	92,500	$341,325
Sypris Solutions, Inc.*	84,404	65,844
Tandy Leather Factory, Inc.*	44,600	254,666
Tilly’s, Inc., Class A	49,400	605,150
Town Sports International Holdings, Inc.*	90,000	153,900
TravelCenters of America, Inc.*	46,900	804,335
Tuesday Morning Corp.*	44,500	82,325
Turtle Beach Corp.*+	66,854	631,770
Unique Fabricating, Inc.	50,000	193,000
Universal Technical Institute, Inc.*	102,100	787,191
US Auto Parts Network, Inc.*	169,438	372,764
Vince Holding Corp.*	32,500	562,575
VOXX International Corp.*	64,500	282,510
Weyco Group, Inc.	5,000	132,250
ZAGG, Inc.*+	98,400	798,024
Zovio, Inc.*	100,000	206,000

		26,664,391

Consumer Staples - 1.29%

Bridgford Foods Corp.*	1,300	32,227
Lifeway Foods, Inc.*	55,152	109,752
Mannatech, Inc.	13,600	212,976
Natural Alternatives International, Inc.*	40,310	321,674
Natural Grocers by Vitamin Cottage, Inc.	69,400	684,978
Oil-Dri Corp. of America	21,700	786,625
Rocky Mountain Chocolate Factory, Inc.	30,000	276,900
United-Guardian, Inc.	19,000	373,350

		2,798,482

Energy - 9.77%
Adams Resources & Energy, Inc.	24,300	925,101
Altus Midstream Co., Class A*	100,000	286,000
Amplify Energy Corp.	63,900	422,379
Aspen Aerogels, Inc.*	71,700	556,392
Centrus Energy Corp., Class A*+	19,000	130,720
Chaparral Energy, Inc., Class A*	258,700	455,312
Contango Oil & Gas Co.*+	60,000	220,200
Dawson Geophysical Co.*	102,545	246,108
Earthstone Energy, Inc., Class A*	79,302	501,982

Industry Company	Shares	Value

Energy (continued)
Era Group, Inc.*	97,350	$990,050
Evolution Petroleum Corp.	130,123	711,773
Forum Energy Technologies, Inc.*	135,000	226,800
Geospace Technologies Corp.*	55,663	933,469
Goodrich Petroleum Corp.*	50,000	502,000
Gulf Island Fabrication, Inc.*	67,300	341,211
Hi-Crush, Inc.*	215,000	189,759
Independence Contract Drilling, Inc.*	184,100	183,511
ION Geophysical Corp.*	78,016	677,179
KLX Energy Services Holdings, Inc.*	35,000	225,400
Lonestar Resources US, Inc., Class A*	164,100	428,301
Mammoth Energy Services, Inc.+	270,000	594,000
Mexco Energy Corp.*+	12,000	47,280
Mitcham Industries, Inc.*	119,545	343,094
Montage Resources Corp.*+	90,000	714,600
NACCO Industries, Inc., Class A	20,000	936,600
Natural Gas Services Group, Inc.*	48,376	593,090
NCS Multistage Holdings, Inc.*	161,600	339,360
New Concept Energy, Inc.*+	8,400	10,332
Nine Energy Service, Inc.*	106,900	835,958
Nuverra Environmental Solutions, Inc.*+	2,689	7,785
Overseas Shipholding Group, Inc., Class A*	433,200	996,360
Panhandle Oil and Gas, Inc., Class A	45,594	511,109
PEDEVCO Corp.*+	40,000	66,400
Quintana Energy Services, Inc.*	183,514	515,674
Ranger Energy Services, Inc.*	29,700	191,268
RigNet, Inc.*	71,309	470,639
Ring Energy, Inc.*	274,000	723,360
SandRidge Energy, Inc.*	145,000	614,800
SEACOR Marine Holdings, Inc.*	33,640	463,896
SilverBow Resources, Inc.*	46,148	456,865
Smart Sand, Inc.*+	166,800	420,336
Superior Drilling Products, Inc.*	166,100	136,202
Tengasco, Inc.*	25,000	12,252
TETRA Technologies, Inc.*	360,000	705,600
Unit Corp.*	95,000	66,082

bridgeway.com	27

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Energy (continued)
Uranium Energy Corp.*	720,000	$661,824
VAALCO Energy, Inc.*	237,100	526,362

		21,114,775

Financials - 21.09%
1347 Property Insurance Holdings, Inc.*	38,400	211,968
1st Constitution Bancorp	24,033	531,850
A-Mark Precious Metals, Inc.*	50,200	415,154
American River Bankshares	31,000	460,970
AmeriServ Financial, Inc.	52,571	220,798
Ashford, Inc.*	5,200	122,720
Asta Funding, Inc.*	68,400	706,572
Atlantic American Corp.	74,856	140,729
Atlanticus Holdings Corp.*	51,612	465,024
Auburn National Bancorporation, Inc.+	2,974	157,622
Bank of Commerce Holdings	60,341	698,145
Bank of Princeton (The)	13,910	438,026
Bank7 Corp.	32,910	623,974
BankFinancial Corp.	47,000	614,760
Bankwell Financial Group, Inc.	18,937	546,143
BCB Bancorp, Inc.	56,312	776,542
C&F Financial Corp.	13,400	741,422
Capital Bancorp, Inc.*	16,800	250,152
Capitala Finance Corp.	51,580	450,293
CB Financial Services, Inc.	13,700	412,918
Chemung Financial Corp.	14,998	637,415
Citizens Community Bancorp, Inc.	35,600	435,032
Citizens Holding Co.	20,670	452,260
Codorus Valley Bancorp, Inc.	30,937	712,479
Colony Bankcorp, Inc.	36,568	603,372
Community West Bancshares	28,357	314,763
Conifer Holdings, Inc.*+	19,000	76,000
Consumer Portfolio Services, Inc.*	138,100	465,397
Eagle Bancorp Montana, Inc.	22,021	471,029
Elevate Credit, Inc.*	143,600	639,020
Entegra Financial Corp.*	200	6,032
ESSA Bancorp, Inc.	36,900	625,455
Evans Bancorp, Inc.	16,201	649,660
FedNat Holding Co.	43,112	716,953
First Bank	62,863	694,636
First Business Financial Services, Inc.	28,308	745,350

Industry Company	Shares	Value

Financials (continued)
First Financial Northwest, Inc.	47,000	$702,180
First Guaranty Bancshares, Inc.	6,175	134,430
First Internet Bancorp	33,000	782,430
First Northwest Bancorp	42,500	770,525
First United Corp.	19,492	469,562
GAIN Capital Holdings, Inc.+	112,400	443,980
GAMCO Investors, Inc., Class A	10,000	194,900
Guaranty Federal Bancshares, Inc.	15,856	399,571
Hawthorn Bancshares, Inc.	28,121	717,086
HMN Financial, Inc.*	25,000	525,250
Horizon Technology Finance Corp.	53,600	693,048
Impac Mortgage Holdings, Inc.*+	16,600	87,316
Investcorp Credit Management BDC, Inc.	5,800	38,860
JMP Group, LLC	51,851	167,479
Lake Shore Bancorp, Inc.+	22,150	337,788
Landmark Bancorp, Inc.	15,933	399,122
Level One Bancorp, Inc.	25,000	629,000
Malvern Bancorp, Inc.*	23,300	537,997
Manning & Napier, Inc.	50,000	87,000
Marlin Business Services Corp.	43,300	951,734
Medallion Financial Corp.*	85,844	624,086
Meridian Corp.*	24,000	484,560
Mid Penn Bancorp, Inc.	23,648	681,062
Monroe Capital Corp.+	69,103	750,459
MSB Financial Corp.	20,000	360,000
Northeast Bank	35,300	776,247
Northrim BanCorp, Inc.	24,250	928,775
Norwood Financial Corp.	18,112	704,557
Ohio Valley Banc Corp.	17,500	693,350
OP Bancorp	41,851	433,995
Pacific Mercantile Bancorp*	83,319	676,550
Patriot National Bancorp, Inc.	16,500	210,540
Penns Woods Bancorp, Inc.	24,600	874,776
Peoples Bancorp of North Carolina, Inc.	22,830	749,966
Portman Ridge Finance Corp.	201,300	426,756
Premier Financial Bancorp, Inc.	41,655	755,622
Provident Financial Holdings, Inc.	24,317	532,542
Prudential Bancorp, Inc.	7,034	130,340

28	Semi-Annual Report | December 31, 2019 (Unaudited)

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Pzena Investment Management, Inc., Class A	57,100	$492,202
Randolph Bancorp, Inc.*	15,000	264,750
Riverview Bancorp, Inc.	91,226	748,965
SB One Bancorp	23,000	573,160
Security National Financial Corp., Class A*	58,480	342,108
Select Bancorp, Inc.*	54,676	672,515
Shore Bancshares, Inc.	38,700	671,832
Silvercrest Asset Management Group, Inc., Class A	24,202	304,461
Southern First Bancshares, Inc.*	12,215	519,015
Summit State Bank	17,200	222,998
Timberland Bancorp, Inc.	27,922	830,400
Two River Bancorp	31,968	716,083
Union Bankshares, Inc.	7,419	269,013
United Bancshares, Inc.+	15,200	345,192
United Security Bancshares	55,400	594,442
Unity Bancorp, Inc.	41,500	936,655

		45,597,867

Health Care - 26.95%
AcelRx Pharmaceuticals, Inc.*+	308,150	650,197
Aclaris Therapeutics, Inc.*+	80,000	151,200
Acorda Therapeutics, Inc.*	160,600	327,624
Adamas Pharmaceuticals, Inc.*	101,500	384,685
Aduro Biotech, Inc.*	300,000	354,000
Aeglea BioTherapeutics, Inc.*	75,000	573,000
AgeX Therapeutics, Inc.*	23,499	42,768
Alimera Sciences, Inc.*+	17,333	131,384
Allena Pharmaceuticals, Inc.*+	128,600	351,078
Alphatec Holdings, Inc.*	125,000	886,875
Alpine Immune Sciences, Inc.*	200	768
Altimmune, Inc.*	21,100	39,879
Apollo Endosurgery, Inc.*	103,700	295,545
Applied Genetic Technologies Corp.*	54,400	245,888
Aptinyx, Inc.*	141,000	482,220
Apyx Medical Corp.*	79,970	676,546
Aquestive Therapeutics, Inc.*	75,000	436,500
Arcturus Therapeutics Holdings, Inc.*	35,000	380,450
Ardelyx, Inc.*	109,100	818,796

Industry Company	Shares	Value

Health Care (continued)
Assertio Therapeutics, Inc.*	292,000	$365,000
Bellicum Pharmaceuticals, Inc.*+	71,700	92,493
Calithera Biosciences, Inc.*	182,600	1,042,646
Calyxt, Inc.*+	120,000	841,200
Capital Senior Living Corp.*+	105,336	325,488
Castlight Health, Inc., Class B*	380,700	506,331
cbdMD, Inc.*+	84,400	190,744
CEL-SCI Corp.*+	127,000	1,162,050
Chiasma, Inc.*	187,600	930,496
Chimerix, Inc.*	243,800	494,914
Cidara Therapeutics, Inc.*+	94,382	362,427
Clearside Biomedical, Inc.*+	90,000	261,000
Concert Pharmaceuticals, Inc.*	80,000	738,000
Conformis, Inc.*	210,000	315,000
Constellation Pharmaceuticals, Inc.*+	27,500	1,295,525
CorMedix, Inc.*+	83,800	610,064
Corvus Pharmaceuticals, Inc.*+	110,100	598,944
Cumberland Pharmaceuticals, Inc.*	135,100	695,765
Curis, Inc.*	256,800	436,560
CynergisTek, Inc.*	55,000	181,500
Eiger BioPharmaceuticals, Inc.*	71,000	1,057,900
ElectroCore, Inc.*+	111,200	176,808
Electromed, Inc.*	45,000	389,250
Eloxx Pharmaceuticals, Inc.*+	109,000	802,240
Endologix, Inc.*+	40,000	63,200
Enzo Biochem, Inc.*	151,100	397,393
Evelo Biosciences, Inc.*+	120,000	487,200
EyePoint Pharmaceuticals, Inc.*+	540,200	837,310
Five Prime Therapeutics, Inc.*	121,800	559,062
Fulgent Genetics, Inc.*+	53,300	687,570
Genesis Healthcare, Inc.*	405,400	664,856
Geron Corp.*+	250,000	340,000
Harvard Bioscience, Inc.*	135,317	412,717
Ideaya Biosciences, Inc.*+	85,000	637,500
Infinity Pharmaceuticals, Inc.*	240,000	230,400
InfuSystem Holdings, Inc.*	59,900	510,947
IntriCon Corp.*	26,300	473,400
Invacare Corp.+	70,000	631,400
IRIDEX Corp.*	50,400	112,896

bridgeway.com	29

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Health Care (continued)
IVERIC bio, Inc.*+	35,900	$308,022
Jounce Therapeutics, Inc.*	149,300	1,303,389
Kala Pharmaceuticals, Inc.*+	134,400	495,936
Kaleido Biosciences, Inc.*+	113,700	570,774
KalVista Pharmaceuticals, Inc.*+	51,100	910,091
Kewaunee Scientific Corp.	11,600	156,020
Kezar Life Sciences, Inc.*	66,769	267,744
Kodiak Sciences, Inc.*+	10,000	719,500
Lannett Co., Inc.*+	85,000	749,700
Lineage Cell Therapeutics, Inc.*	507,661	451,818
Magenta Therapeutics, Inc.*	30,287	459,151
MannKind Corp.*+	508,500	655,965
Marinus Pharmaceuticals, Inc.*	281,500	608,040
Matinas BioPharma Holdings, Inc.*	340,000	771,800
Menlo Therapeutics, Inc.*	112,300	521,072
Merrimack Pharmaceuticals, Inc.+	55,000	173,250
Mersana Therapeutics, Inc.*	128,600	736,878
Micron Solutions, Inc.*	20,000	47,800
Minerva Neurosciences, Inc.*	50,200	356,922
Misonix, Inc.*	22,200	413,142
Mustang Bio, Inc.*	140,000	571,200
NantKwest, Inc.*+	103,300	391,507
Neoleukin Therapeutics, Inc.*+	80,000	985,600
Neon Therapeutics, Inc.*	89,800	105,964
Neos Therapeutics, Inc.*+	195,000	294,450
Neuronetics, Inc.*	111,000	498,390
NewLink Genetics Corp.*+	105,700	267,421
NovaBay Pharmaceuticals, Inc.*	25,000	16,000
Novan, Inc.*+	60,000	189,600
Novavax, Inc.*+	39,700	158,006
Oncocyte Corp.*	175,000	393,750
Organovo Holdings, Inc.*	129,676	46,126
Otonomy, Inc.*	104,800	401,384
Ovid therapeutics, Inc.*+	175,000	726,250
Owens & Minor, Inc.	100,000	517,000
Pacific Biosciences of California, Inc.*	275,200	1,414,528
Palatin Technologies, Inc.*	696,000	544,411
Paratek Pharmaceuticals, Inc.*+	95,000	382,850
Pfenex, Inc.*	94,500	1,037,610
PhaseBio Pharmaceuticals, Inc.*+	122,000	745,420

Industry Company	Shares	Value

Health Care (continued)
Protagonist Therapeutics, Inc.*	88,344	$622,825
Proteostasis Therapeutics, Inc.*+	120,000	273,600
Rockwell Medical, Inc.*+	53,100	129,564
RTI Surgical Holdings, Inc.*	21,000	57,540
Savara, Inc.*+	115,000	515,200
scPharmaceuticals, Inc.*+	50,000	283,000
SCYNEXIS, Inc.*	150,000	136,500
SeaSpine Holdings Corp.*	30,613	367,662
Selecta Biosciences, Inc.*	163,100	388,178
Sesen Bio, Inc.*	350,000	364,000
Solid Biosciences, Inc.*+	46,000	204,700
Spero Therapeutics, Inc.*	59,979	576,698
Surface Oncology, Inc.*	98,100	184,428
Sutro Biopharma, Inc.*	48,800	536,800
Syndax Pharmaceuticals, Inc.*	35,000	307,300
Synlogic, Inc.*	193,000	497,940
Syros Pharmaceuticals, Inc.*	10,000	69,100
T2 Biosystems, Inc.*+	125,000	146,250
Tracon Pharmaceuticals, Inc.*+	6,000	14,040
Trevena, Inc.*	150,000	126,135
Trevi Therapeutics, Inc.*+	60,000	225,000
Unum Therapeutics, Inc.*	45,000	32,409
Utah Medical Products, Inc.	9,800	1,057,420
Verastem, Inc.*+	229,000	306,860
VIVUS, Inc.*	52,200	141,984
VolitionRX, Ltd.*+	195,000	924,300
XOMA Corp.*+	23,149	631,968
Xtant Medical Holdings, Inc.*+	50,000	80,000
Zynerba Pharmaceuticals, Inc.*+	91,300	551,452

		58,264,933

Industrials - 9.97%
Acacia Research Corp.*	211,800	563,388
Acme United Corp.	6,335	150,710
AeroCentury Corp.*+	10,900	49,050
Alpha Pro Tech, Ltd.*	66,200	227,066
American Superconductor Corp.*	45,100	354,035
AMREP Corp.*	28,900	172,822
ARC Document Solutions, Inc.*	196,419	273,022
Armstrong Flooring, Inc.*	44,900	191,723
Avalon Holdings Corp., Class A*	12,675	24,336

30	Semi-Annual Report | December 31, 2019 (Unaudited)

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
Babcock & Wilcox Enterprises, Inc.*+	155,000	$564,200
BG Staffing, Inc.	28,900	632,621
BlueLinx Holdings, Inc.*+	35,600	507,300
Charah Solutions, Inc.*	61,900	151,036
Chicago Rivet & Machine Co.	10,000	257,972
Commercial Vehicle Group, Inc.*	100,100	635,635
CompX International, Inc.	3,200	46,688
CPI Aerostructures, Inc.*	39,700	267,181
Eastern Co. (The)	21,200	647,236
Ecology and Environment, Inc., Class A	13,000	201,500
Espey Manufacturing & Electronics Corp.+	10,700	231,120
ExOne Co. (The)*+	48,300	360,318
FreightCar America, Inc.*	50,000	103,500
Fuel Tech, Inc.*	49,228	45,880
Gencor Industries, Inc.*	44,450	518,732
Goldfield Corp. (The)*	108,080	383,684
GP Strategies Corp.*	21,887	289,565
Graham Corp.	35,900	785,492
HC2 Holdings, Inc.*+	38,000	82,460
Hill International, Inc.*	176,351	557,269
Houston Wire & Cable Co.*	57,100	251,811
Hudson Global, Inc.*	10,942	130,757
Hurco Cos., Inc.	23,734	910,436
InnerWorkings, Inc.*	123,808	682,182
Innovative Solutions & Support, Inc.*	80,400	469,536
LB Foster Co., Class A*	29,600	573,648
LSI Industries, Inc.	88,000	532,400
Mastech Digital, Inc.*	37,000	409,590
Mesa Air Group, Inc.*	60,000	536,400
NL Industries, Inc.*	48,100	188,071
Orion Group Holdings, Inc.*	80,000	415,200
PAM Transportation Services, Inc.*	11,108	641,043
Patriot Transportation Holding, Inc.*	30,871	601,367
Performant Financial Corp.*	205,000	209,100
Perma-Pipe International Holdings, Inc.*	61,600	577,808
PICO Holdings, Inc.*	75,000	834,000
RCM Technologies, Inc.*	80,710	242,130
Servotronics, Inc.	15,653	157,469
SIFCO Industries, Inc.*	16,024	63,295
Titan International, Inc.	194,600	704,452
Transcat, Inc.*	24,800	790,128
Twin Disc, Inc.*	49,600	546,592

Industry Company	Shares	Value

Industrials (continued)
Ultralife Corp.*	52,400	$387,236
US Xpress Enterprises, Inc., Class A*+	50,000	251,500
USA Truck, Inc.*	30,600	227,970
Virco Manufacturing Corp.	16,800	71,232
Volt Information Sciences, Inc.*	125,000	310,000
Willis Lease Finance Corp.*	9,720	572,605

		21,563,499

Information Technology - 8.79%
Amtech Systems, Inc.*	46,500	332,940
Applied Optoelectronics, Inc.*+	20,000	237,600
AstroNova, Inc.	32,800	450,016
Aviat Networks, Inc.*	22,086	310,308
Aware, Inc.*	74,579	250,585
AXT, Inc.*	134,006	582,926
Bel Fuse, Inc., Class B	21,000	430,500
BK Technologies Corp.	163,744	507,606
Blonder Tongue Laboratories, Inc.*	20,000	15,200
Clearfield, Inc.*	41,600	579,904
Communications Systems, Inc.	37,200	229,524
Computer Task Group, Inc.*	69,800	361,564
CSP, Inc.	34,700	452,835
CyberOptics Corp.*	17,550	322,569
Eastman Kodak Co.*+	133,900	622,635
EMCORE Corp.*	104,702	318,294
Everspin Technologies, Inc.*+	41,400	217,764
Frequency Electronics, Inc.*	16,000	163,360
GlobalSCAPE, Inc.	49,880	490,320
GSI Technology, Inc.*	101,417	719,047
IEC Electronics Corp.*	43,450	394,960
Information Services Group, Inc.*	171,000	432,630
Innodata, Inc.*	85,955	97,989
Intellicheck, Inc.*+	49,700	372,253
Intelligent Systems Corp.*	5,300	211,682
Internap Corp.*	95,000	104,500
inTEST Corp.*	30,600	182,070
Intevac, Inc.*	75,000	529,500
Issuer Direct Corp.*	25,000	292,250
Key Tronic Corp.*	57,100	310,624
KVH Industries, Inc.*	56,510	628,956
MagnaChip Semiconductor Corp.*	50,000	580,500
MicroVision, Inc.*	100,000	72,000

bridgeway.com	31

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Information Technology (continued)
Net 1 UEPS Technologies, Inc.*	152,000	$565,440
Network-1 Technologies, Inc.	115,000	250,700
Optical Cable Corp.*+	20,100	65,325
PC-Tel, Inc.	63,100	534,457
Perceptron, Inc.*	30,800	169,400
Pixelworks, Inc.*	158,900	622,888
Powerfleet, Inc.*+	33,000	214,830
PRGX Global, Inc.*	79,216	389,743
QAD, Inc., Class B	6,250	230,562
RealNetworks, Inc.*	107,200	128,640
RF Industries, Ltd.+	53,900	364,364
Richardson Electronics, Ltd.	99,011	557,432
Seachange International, Inc.*	93,700	392,603
ServiceSource International, Inc.*	200,000	334,000
SMTC Corp.*+	102,434	347,251
Sonim Technologies, Inc.*+	76,800	278,784
Steel Connect, Inc.*	193,800	282,948
Synacor, Inc.*	142,400	216,448
TESSCO Technologies, Inc.	31,700	355,674
TransAct Technologies, Inc.	30,000	329,100
Trio-Tech International*	26,800	106,932
Veritone, Inc.*+	50,000	124,500
Wayside Technology Group, Inc.	10,298	166,828
Wireless Telecom Group, Inc.*	113,100	161,733

		18,995,993

Materials - 2.90%
Advanced Emissions
Solutions, Inc.+	62,075	651,788
AgroFresh Solutions, Inc.*+	157,200	405,576
Ampco-Pittsburgh Corp.*	50,000	150,500
Core Molding Technologies, Inc.*	28,700	93,275
Flexible Solutions International, Inc.	45,707	117,467
Flotek Industries, Inc.*	150,000	300,000
Friedman Industries, Inc.	54,000	325,080
Gold Resource Corp.	111,400	617,156
Gulf Resources, Inc.*	284,800	145,276
LSB Industries, Inc.*	76,100	319,620
Northern Technologies International Corp.	27,900	392,274
Olympic Steel, Inc.	38,400	688,128
Paramount Gold Nevada Corp.*	40,000	30,936
Ramaco Resources, Inc.*	139,800	500,484

Industry Company	Shares	Value

Materials (continued)
Synalloy Corp.*	43,500	$561,585
Trecora Resources*	72,400	517,660
Universal Stainless & Alloy Products, Inc.*	30,858	459,784

		6,276,589

Real Estate - 1.72%
American Realty Investors, Inc.*	1,697	29,070
Consolidated-Tomoka Land Co.	11,247	678,419
Griffin Industrial Realty, Inc.	16,905	668,593
Maui Land & Pineapple Co., Inc.*	80,700	907,875
Stratus Properties, Inc.*	37,150	1,150,907
Trinity Place Holdings, Inc.*+	91,100	274,211

		3,709,075

Utilities - 0.56%
Genie Energy, Ltd.,
Class B+	48,667	376,196
RGC Resources, Inc.	15,259	436,102
Spark Energy, Inc., Class A	43,000	396,890

		1,209,188

TOTAL COMMON STOCKS - 99.85%		215,884,527

(Cost $ 186,629,166)

EXCHANGE TRADED FUND - 0.30%
iShares Micro-Cap ETF+	6,525	649,172

TOTAL EXCHANGE TRADED FUND - 0.30%		649,172

(Cost $ 163,006)

RIGHTS - 0.00%
Elanco Animal Health, Inc., CVR, expiring 12/30/21*Δ	46,983	—
OncoMed Pharmaceuticals, Inc., CVR, expiring 12/31/49*Δ	125,000	—
OncoMed Pharmaceuticals, Inc., CVR, expiring 12/31/49*Δ	75,000	—

TOTAL RIGHTS - 0.00%		—

(Cost $ 35,062)

32	Semi-Annual Report | December 31, 2019 (Unaudited)

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2019

Industry Company		Shares	Value

WARRANTS - 0.00%
SAExploration Series A, expire 07/27/21*Δ		848	$—
SAExploration Series B, expire 07/27/21*Δ		848	—

TOTAL WARRANTS - 0.00%			—

(Cost $ — )

	Rate^	Shares	Value

MONEY MARKET FUND - 0.11%
Fidelity Investments Money Market Government Portfolio Class I	1.49%	227,753	227,753

TOTAL MONEY MARKET FUND - 0.11%			227,753

(Cost $227,753)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 10.10%
Fidelity Investments Money Market Government Portfolio Class I**	1.49%	21,847,383	21,847,383

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING -10.10%			21,847,383

(Cost $21,847,383)

TOTAL INVESTMENTS - 110.36%			$238,608,835
(Cost $208,902,370)
Liabilities in Excess of Other Assets - (10.36%)			(22,401,858)

NET ASSETS - 100.00%			$216,206,977

*	Non-income producing security.
**	This security represents the investment of the cash collateral received in connection with securities out on loan as of December 31, 2019.
^	Rate disclosed as of December 31, 2019.
Δ	Security was fair valued using significant unobservable inputs. As such, the security is classified as Level 3 in the fair value hierarchy.
+

This security or a portion of the security is out on loan at December 31, 2019. Total loaned securities had a value of $23,625,032, which included loaned securities with value of $184,240 that have been sold and are pending settlement as of December 31, 2019. The total market value of loaned securities excluding these pending sales is $23,440,791. See Note 2 for disclosure of cash and non-cash collateral.

CVR - Contingent Value Rights

LLC - Limited Liability Company

Summary of inputs used to value the Fund’s investments as of 12/31/2019 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks Industrials	$21,361,999	$201,500	$—	$21,563,499
Other Industries (a)	194,321,028	—	—	194,321,028

Total Common Stock	215,683,027	201,500	—	215,884,527
Exchange Traded Fund	649,172	—	—	649,172
Rights	—	—	0	0
Warrants	—	—	0	0
Money Market Fund	—	227,753	—	227,753
Investments Purchased with Cash Proceeds from Securities Lending	—	21,847,383	—	21,847,383

TOTAL	$216,332,199	$22,276,636	$0	$238,608,835

(a)	- Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

bridgeway.com	33

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2019

Dear Fellow Small-Cap Growth Fund Shareholder,

For the quarter ended December 31, 2019, our Fund returned +11.03%, slightly underperforming our primary market benchmark, the Russell 2000 Growth Index (+11.39%), but outperforming our peer benchmark, the Lipper Small-Cap Growth Funds Index (+8.40%). It was a strong quarter on an absolute basis, but a mixed one on a relative basis.

For the calendar year, our Fund returned +15.10%, lagging both the Russell 2000 Growth Index (+28.48%) and the Lipper Small-Cap Growth Funds Index (+30.31%). The Fund lags our benchmarks across the longer five-year, 10-year, 15-year, and inception-to-date periods as well.

The table below presents our December quarter, six-month, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2019

					Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (10/31/03)

Small-Cap Growth Fund	11.03%	4.53%	15.10%	8.29%	11.22%	6.32%	6.74%
Russell 2000 Growth Index	11.39%	6.75%	28.48%	9.34%	13.01%	8.81%	9.29%
Lipper Small-Cap Growth Funds Index	8.40%	4.17%	30.31%	10.81%	12.89%	8.51%	8.75%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Growth Index is an unmanaged index that consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Small-Cap Growth Funds Index is an index of small-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

34	Semi-Annual Report | December 31, 2019 (Unaudited)

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception October 31, 2003 to December 31, 2019

Detailed Explanation of Quarterly Performance

The Fund’s company financial health and price momentum models lagged the benchmark during the quarter, which weighed on relative results. This negative impact was partly offset by outperformance from the Fund’s value metrics models. The Fund’s greater-than-benchmark exposure to core stocks (as measured by multiple valuation metrics) detracted from relative results. In contrast, the Fund’s tilt toward smaller stocks in the small-cap growth universe improved relative performance.

From a sector perspective, the Fund’s allocation effect was negative. An underweighting in the Health Care sector and an overweighting in the Real Estate sector detracted the most from relative results. However, the Fund’s stock selection effect was positive, largely driven by the performance of holdings in the Materials and Consumer Discretionary sectors.

Detailed Explanation of Calendar Year Performance

All three of the Fund’s model categories underperformed the benchmark during the year. The Fund’s greater-than-benchmark exposure to core stocks (as measured by multiple valuation metrics) also detracted from relative returns, as did its tilt toward smaller stocks in the small-cap growth universe.

From a sector perspective, the Fund’s allocation effect was negative. Overweightings in the Energy and Materials sectors and an underweighting in the Real Estate sector detracted the most from relative results. The Fund’s stock selection effect was significantly negative, with holdings in the Health Care and Information Technology sectors weighing most heavily on relative performance.

bridgeway.com	35

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of December 31, 2019

Rank	Description	Industry	% of Net Assets
1	Crocs, Inc.	Consumer Discretionary	1.6%
2	TTEC Holdings, Inc.	Information Technology	1.6%
3	ACI Worldwide, Inc.	Information Technology	1.6%
4	AMN Healthcare Services, Inc.	Health Care	1.6%
5	Forterra, Inc.	Materials	1.5%
6	OSI Systems, Inc.	Information Technology	1.5%
7	Cimpress PLC	Industrials	1.5%
8	Hanger, Inc.	Health Care	1.5%
9	R1 RCM, Inc.	Health Care	1.5%
10	Castlight Health, Inc., Class B	Health Care	1.5%

	Total		15.4%

Industry Sector Representation as of December 31, 2019

	% of Net Assets	% of Russell 2000 Growth Index	Difference
Communication Services	4.7%	2.4%	2.3%
Consumer Discretionary	14.9%	12.0%	2.9%
Consumer Staples	2.8%	3.3%	-0.6%
Energy	0.8%	0.6%	0.2%
Financials	7.3%	5.8%	1.5%
Health Care	27.9%	30.5%	-2.6%
Industrials	16.0%	18.9%	-2.9%
Information Technology	15.0%	17.3%	-2.3%
Materials	2.7%	3.1%	-0.4%
Real Estate	7.7%	4.6%	3.1%
Utilities	0.8%	1.5%	-0.7%
Liabilities in Excess of Other Assets	-0.6%	0.0%	-0.6%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2019, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

36	Semi-Annual Report | December 31, 2019 (Unaudited)

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Small-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

bridgeway.com	37

Small-Cap Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

COMMON STOCKS - 100.56%
Communication Services - 4.66%
Anterix, Inc.*	12,100	$522,841
Liberty Media Corp.-Liberty Braves, Class C*	5,300	156,562
Meredith Corp.+	15,800	513,026
TechTarget, Inc.*	18,700	488,070

		1,680,499

Consumer Discretionary - 14.92%
America’s Car-Mart, Inc.*	5,000	548,300
Asbury Automotive Group, Inc.*	4,300	480,697
Bloomin’ Brands, Inc.	17,900	395,053
Boot Barn Holdings, Inc.*	8,500	378,505
Cheesecake Factory, Inc. (The)+	7,400	287,564
Crocs, Inc.*	13,600	569,704
Dave & Buster’s Entertainment, Inc.+	11,900	478,023
Hibbett Sports, Inc.*+	10,600	297,224
LCI Industries	2,900	310,677
LGI Homes, Inc.*	6,200	438,030
Rent-A-Center, Inc.	4,600	132,664
RH*+	2,400	512,400
Standard Motor Products, Inc.	10,300	548,166

		5,377,007

Consumer Staples - 2.75%
Coca-Cola Consolidated, Inc.	1,100	312,455
John B. Sanfilippo & Son, Inc.	5,900	538,552
Performance Food Group Co.*	2,700	138,996

`		990,003

Energy - 0.82%
DMC Global, Inc.+	6,600	296,604

Financials - 7.33%
Curo Group Holdings Corp.*+	42,000	511,560
Elevate Credit, Inc.*	27,000	120,150
Enova International, Inc.*	21,800	524,508
Enstar Group, Ltd.*	2,500	517,150
Moelis & Co., Class A	3,400	108,528
Mr Cooper Group, Inc.*	18,200	227,682
Seacoast Banking Corp of Florida*	3,000	91,710
Selective Insurance Group, Inc.	8,300	541,077

		2,642,365

Industry Company	Shares	Value

Health Care - 27.92%
American Renal Associates Holdings, Inc.*	42,000	$435,540
AMN Healthcare Services, Inc.*	9,000	560,791
BioSpecifics Technologies Corp.*	9,500	540,930
Castlight Health, Inc., Class B*	413,900	550,487
Catasys, Inc.*+	10,800	176,148
Conformis, Inc.*	70,600	105,900
Cutera, Inc.*	6,600	236,346
Cymabay Therapeutics, Inc.*	277,600	544,096
Genesis Healthcare, Inc.*	327,700	537,428
GlycoMimetics, Inc.*	97,000	513,130
Haemonetics Corp.*	3,800	436,620
Hanger, Inc.*	20,000	552,200
Innoviva, Inc.*	37,400	529,584
Joint Corp. (The)*	19,500	314,730
Lantheus Holdings, Inc.*	4,700	96,397
Misonix, Inc.*+	7,800	145,158
National Research Corp.	8,200	540,708
Omnicell, Inc.*	6,500	531,180
Providence Service Corp. (The)*	8,200	485,276
R1 RCM, Inc.*	42,500	551,650
Savara, Inc.*+	84,200	377,216
Select Medical Holdings Corp.*	23,000	536,820
Simulations Plus, Inc.	8,400	244,188
Tactile Systems Technology, Inc.*+	7,700	519,827

		10,062,350

Industrials - 15.97%
Allegiant Travel Co.	3,000	522,120
Atkore International Group, Inc.*	12,900	521,934
Brink’s Co. (The)	3,200	290,176
Cimpress PLC*	4,400	553,388
Comfort Systems USA, Inc.	6,300	314,055
Harsco Corp.*	13,600	312,936
Lawson Products, Inc.*	5,200	270,920
MasTec, Inc.*+	8,100	519,696
Meritor, Inc.*	18,600	487,134
Miller Industries, Inc.	9,600	356,448
Patrick Industries, Inc.	5,000	262,150
Radiant Logistics, Inc.*	97,000	540,290
Tetra Tech, Inc.	6,300	542,808
Willis Lease Finance Corp.*	4,400	259,204

		5,753,259

38	Semi-Annual Report | December 31, 2019 (Unaudited)

Small-Cap Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Information Technology - 15.01%
ACI Worldwide, Inc.*	14,900	$564,486
Alarm.com Holdings, Inc.*+	8,200	352,354
Avid Technology, Inc.*	60,800	521,664
InterDigital, Inc.	8,800	479,512
Itron, Inc.*	6,500	545,675
MAXIMUS, Inc.	3,700	275,243
MicroStrategy, Inc., Class A*	3,300	470,679
OSI Systems, Inc.*	5,500	554,070
Plantronics, Inc.+	19,900	544,066
TTEC Holdings, Inc.	14,300	566,566
Unisys Corp.*	45,200	536,072

		5,410,387

Materials - 2.70%
Forterra, Inc.*	48,300	558,348
Verso Corp., Class A*	22,900	412,887

		971,235

Real Estate - 7.72%
American Assets Trust, Inc.	5,700	261,630
Bluerock Residential Growth REIT, Inc.	24,000	289,200
EastGroup Properties, Inc.	1,300	172,471
Four Corners Property Trust, Inc.	18,500	521,515
Innovative Industrial Properties, Inc.+	7,100	538,677
NexPoint Residential Trust, Inc.	10,900	490,500
Terreno Realty Corp.	9,400	508,916

		2,782,909

Utilities - 0.76%
Spark Energy, Inc., Class A	29,800	275,054

TOTAL COMMON STOCKS - 100.56%		36,241,672

(Cost $32,234,929)

	Rate^	Shares	Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 5.11%
Fidelity Investments Money Market Government Portfolio Class I**	1.49%	1,840,670	$1,840,670

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 5.11%			1,840,670

(Cost $ 1,840,670)

TOTAL INVESTMENTS - 105.67%			$38,082,342
(Cost $ 34,075,599)
Liabilities in Excess of Other Assets - (5.67%)			(2,041,770)

NET ASSETS - 100.00%			$36,040,572

*	Non-income producing security.
**	This security represents the investment of the cash collateral received in connection with securities out on loan as of December 31, 2019.
^	Rate disclosed as of December 31, 2019.
+

This security or a portion of the security is out on loan as of December 31, 2019. Total loaned securities had a value of $5,569,155 as of December 31, 2019. See Note 2 for disclosure of cash and non-cash collateral.

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 12/31/2019 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks (a)	$36,241,672	$—	$—	$36,241,672
Investments Purchased with Cash Proceeds from Securities Lending	—	1,840,670	—	1,840,670

TOTAL	$36,241,672	$1,840,670	$—	$38,082,342

(a)	- Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

bridgeway.com	39

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2019

Dear Fellow Small-Cap Value Fund Shareholder,

For the quarter ended December 31, 2019, our Fund returned +6.47%, underperforming our primary market benchmark, the Russell 2000 Value Index (+8.49%), and our peer benchmark, the Lipper Small-Cap Value Funds Index (+8.01%). It was a positive quarter on an absolute basis, but a poor one on a relative basis.

For the calendar year, our Fund returned +14.98%, trailing both the Russell 2000 Value Index (+22.39%) and the Lipper Small-Cap Value Funds Index (+21.81%). We lag our primary market and peer benchmarks in the longer five-year, 10-year, 15-year, and inception-to-date periods as well.

The table below presents our December quarter, six-month, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2019

				Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (10/31/03)

Small-Cap Value Fund	6.47%	8.10%	14.98%	4.22%	9.45%	6.14%	6.91%
Russell 2000 Value Index	8.49%	7.87%	22.39%	6.99%	10.56%	6.92%	8.23%
Lipper Small-Cap Value Funds Index	8.01%	7.39%	21.81%	5.81%	9.84%	6.96%	8.21%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. The Lipper Small-Cap Value Funds Index is an index of small-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

40	Semi-Annual Report | December 31, 2019 (Unaudited)

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception October 31, 2003 to December 31, 2019

Detailed Explanation of Quarterly Performance

All three of the Fund’s model categories underperformed the benchmark during the quarter and detracted from relative results. This underperformance was partly offset by the Fund’s tilt toward smaller stocks in the small-cap value universe, which improved relative results. The impact of the Fund’s tilt toward deeper value stocks across multiple valuation metrics was mixed during the quarter.

From a sector perspective, the Fund’s allocation effect was positive, with underweightings in the Utilities and Communication Services sectors adding the most to relative results. The Fund’s stock selection effect was significantly negative, however, with holdings in the Health Care and Financials sectors detracting the most from relative performance.

Detailed Explanation of Calendar Year Performance

For the calendar year, the Fund’s core value metrics models and diversifying price momentum model lagged the benchmark and detracted from relative results. However, the Fund’s company financial health models outperformed the benchmark and offset some of that negative impact. The Fund’s tilt toward deeper value stocks across multiple valuation metrics also weighed on relative performance during the 12-month period, as did its tilt toward smaller stocks in the small-cap value universe.

From a sector perspective, the Fund’s allocation effect was negative. Underweightings in the Information Technology and Real Estate sectors, along with an overweighting in the Health Care sector, particularly hurt relative results. The Fund’s stock selection effect also was negative, primarily due to poor performance from holdings in the Financials, Energy, and Materials sectors.

bridgeway.com	41

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of December 31, 2019

Rank	Description	Industry	% of Net Assets
1	TherapeuticsMD, Inc.	Health Care	1.7%
2	Piper Sandler Cos.	Financials	1.6%
3	Gladstone Commercial Corp.	Real Estate	1.6%
4	Hibbett Sports, Inc.	Consumer Discretionary	1.5%
5	OFG Bancorp	Financials	1.5%
6	Standard Motor Products, Inc.	Consumer Discretionary	1.5%
7	TTM Technologies, Inc.	Information Technology	1.5%
8	Brady Corp., Class A	Industrials	1.5%
9	National Western Life Group, Inc., Class A	Financials	1.5%
10	Aircastle, Ltd.	Industrials	1.5%

	Total		15.4%

Industry Sector Representation as of December 31, 2019

	% of Net Assets	% of Russell 2000 Value Index	Difference
Communication Services	0.0%	2.2%	-2.2%
Consumer Discretionary	13.4%	9.7%	3.7%
Consumer Staples	2.6%	2.7%	-0.1%
Energy	5.0%	5.8%	-0.8%
Financials	31.3%	30.2%	1.1%
Health Care	5.3%	5.4%	-0.1%
Industrials	12.9%	12.7%	0.2%
Information Technology	9.1%	9.6%	-0.5%
Materials	4.2%	4.7%	-0.5%
Real Estate	14.0%	11.1%	2.9%
Utilities	2.2%	5.9%	-3.7%
Cash & Other Assets	0.0%	0.0%	0.0%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2019, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

42	Semi-Annual Report | December 31, 2019 (Unaudited)

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

bridgeway.com	43

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (Unaudited)
Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

COMMON STOCKS - 99.97%
Consumer Discretionary - 13.37%
American Axle & Manufacturing Holdings, Inc.*	35,900	$386,284
Barnes & Noble Education, Inc.*	67,900	289,933
Caleres, Inc.	11,900	282,625
Chico’s FAS, Inc.	153,000	582,930
Dana, Inc.	25,100	456,820
GameStop Corp., Class A+	40,700	247,456
Hibbett Sports, Inc.*+	24,400	684,176
JC Penney Co., Inc.*+	120,100	134,512
K12, Inc.*	5,700	115,995
Meritage Homes Corp.*	2,500	152,775
Michaels Cos., Inc. (The)*+	39,600	320,364
Murphy USA, Inc.*	4,200	491,400
Office Depot, Inc.	154,300	422,782
Shoe Carnival, Inc.+	17,100	637,488
Standard Motor Products, Inc.	12,800	681,216

		5,886,756

Consumer Staples - 2.64%
Ingles Markets, Inc., Class A	9,100	432,341
Tootsie Roll Industries, Inc.+	6,400	218,496
United Natural Foods, Inc.*+	58,500	512,460

		1,163,297

Energy - 5.04%
Arch Coal, Inc., Class A+	7,900	566,746
Callon Petroleum Co.*+	132,800	641,424
Laredo Petroleum, Inc.*	127,600	366,212
World Fuel Services Corp.	14,800	642,616

		2,216,998

Financials - 31.30%
Argo Group International Holdings, Ltd.	10,135	666,376
Banner Corp.	11,700	662,103
Brookline Bancorp, Inc.	8,000	131,680
City Holding Co.	2,800	229,460
CVB Financial Corp.	16,000	345,280
Enstar Group, Ltd.*+	3,200	661,952
Essent Group, Ltd.	12,800	665,472
First BanCorp Puerto Rico	46,800	495,612
Flagstar Bancorp, Inc.	5,300	202,725
Fulton Financial Corp.	31,500	549,045
GAMCO Investors, Inc., Class A	14,200	276,758
Hancock Whitney Corp.+	2,591	113,693
HarborOne Bancorp, Inc.*	37,300	409,927
HomeStreet, Inc.*	8,100	275,400

Industry Company	Shares	Value

Financials (continued)
Independence Holding Co.	15,500	$652,240
INTL. FCStone, Inc.*	3,100	151,373
James River Group Holdings, Ltd.	15,800	651,118
LCNB Corp.	9,500	183,350
National General Holdings Corp.	30,100	665,210
National Western Life Group, Inc., Class A	2,300	669,024
OFG Bancorp	28,900	682,329
Oppenheimer Holdings, Inc., Class A	13,750	377,850
Piper Sandler Cos.	8,700	695,478
Provident Financial Services, Inc.	11,800	290,870
Republic First Bancorp, Inc.*	126,200	527,516
Selective Insurance Group, Inc.	6,200	404,178
Stifel Financial Corp.	8,600	521,590
Towne Bank	10,600	294,892
TriCo Bancshares	3,200	130,592
Walker & Dunlop, Inc.	10,200	659,736
Waterstone Financial, Inc.	8,300	157,949
Western New England Bancorp, Inc.	39,000	375,570

		13,776,348

Health Care - 5.31%
AMAG Pharmaceuticals, Inc.*+	53,800	654,746
Lannett Co., Inc.*+	29,700	261,954
Meridian Bioscience, Inc.	34,000	332,180
Owens & Minor, Inc.	46,000	237,820
RTI Surgical Holdings, Inc.*	40,700	111,518
TherapeuticsMD, Inc.*+	304,900	737,858

		2,336,076

Industrials - 12.87%
ABM Industries, Inc.+	17,000	641,070
Aircastle, Ltd.	20,900	669,009
BMC Stock Holdings, Inc.*	8,300	238,127
Brady Corp., Class A	11,700	669,942
EMCOR Group, Inc.	3,500	302,050
Hawaiian Holdings, Inc.+	13,400	392,486
InnerWorkings, Inc.*	20,500	112,955
Kimball International, Inc., Class B	31,400	649,038
Pitney Bowes, Inc.+	38,900	156,767
SkyWest, Inc.	10,200	659,226
Titan Machinery, Inc.*	24,500	362,110
TriMas Corp.*	6,200	194,742

44	Semi-Annual Report | December 31, 2019 (Unaudited)

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
Triton International, Ltd./Bermuda	10,000	$402,000
Willis Lease Finance Corp.*	3,700	217,967

		5,667,489

Information Technology - 9.07%
Amkor Technology, Inc.*	49,700	646,100
Cardtronics PLC, Class A*	7,000	312,550
PDF Solutions, Inc.*	30,500	515,145
Sanmina Corp.*	17,400	595,776
Sykes Enterprises, Inc.*	15,900	588,141
Tech Data Corp.*	4,600	660,560
TTM Technologies, Inc.*+	44,800	674,240

		3,992,512

Materials - 4.23%
Innospec, Inc.	4,800	496,512
Stepan Co.	4,800	491,712
Verso Corp., Class A*	18,400	331,752
Warrior Met Coal, Inc.	25,700	543,041

		1,863,017

Real Estate - 13.95%
Armada Hoffler Properties, Inc.	32,600	598,210
First Industrial Realty Trust, Inc.	10,900	452,459
Gladstone Commercial Corp.	31,800	695,148
Industrial Logistics Properties Trust	19,597	439,365
Kennedy-Wilson Holdings, Inc.	3,500	78,050
Monmouth Real Estate Investment Corp.	44,300	641,464
National Health Investors, Inc.	6,600	537,768
Physicians Realty Trust	27,800	526,532
Piedmont Office Realty Trust, Inc., Class A	16,100	358,064
Realogy Holdings Corp.+	66,400	642,752
Retail Opportunity Investments Corp.	20,600	363,796
STAG Industrial, Inc.	11,800	372,526
Terreno Realty Corp.	8,000	433,120

		6,139,254

Utilities - 2.19%
Atlantic Power Corp.*	257,800	600,674

Industry Company		Shares	Value

Utilities (continued)
Southwest Gas Holdings, Inc.		4,800	$364,656

			965,330

TOTAL COMMON STOCKS - 99.97%			44,007,077

(Cost $41,566,928)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.00%
Fidelity Investments Money Market Government Portfolio Class I	1.49%	768	768

TOTAL MONEY MARKET FUND - 0.00%			768

(Cost $768)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 7.75%
Fidelity Investments Money Market Government Portfolio Class I**	1.49%	3,409,392	3,409,392

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING -7.75%			3,409,392

(Cost $3,409,392)

TOTAL INVESTMENTS - 107.72%			$47,417,237
(Cost $44,977,088)
Liabilities in Excess of Other Assets - (7.72%)			(3,396,600)

NET ASSETS - 100.00%			$44,020,637

*	Non-income producing security.
**	This security represents the investment of the cash collateral received in connection with securities out on loan as of December 31, 2019.
^	Rate disclosed as of December 31, 2019.
+

This security or a portion of the security is out on loan at December 31, 2019. Total loaned securities had a value of $6,941,242, which included loaned securities with a value of $40,115 that have been sold and are pending settlement as of December 31, 2019. The total market value of loaned securities excluding these pending sales is $6,901,127. See Note 2 for disclosure of cash and non-cash collateral.

PLC - Public Limited Company

bridgeway.com	45

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2019

Summary of inputs used to value the Fund’s investments as of 12/31/2019 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$44,007,077	$—	$—	$44,007,077
Money Market Fund	—	768	—	768
Investments Purchased with Cash Proceeds from Securities Lending	—	3,409,392	—	3,409,392

TOTAL	$44,007,077	$3,410,160	$—	$47,417,237

See Notes to Financial Statements.

46	Semi-Annual Report | December 31, 2019 (Unaudited)

Blue Chip Fund (Formerly, Blue Chip 35 Index Fund)
MANAGER’S COMMENTARY (Unaudited)

December 31, 2019

Dear Fellow Blue Chip Fund Shareholder,

For the quarter ended December 31, 2019, our Fund returned +8.01%, underperforming our primary market benchmark, the S&P 500 Index (+9.07%), our peer benchmark, the Lipper Large-Cap Core Funds Index (+8.89%), and the Russell Top 50 Mega Cap Index (+10.46%). It was a good quarter on an absolute basis, but a poor one on a relative basis.

For the calendar year, our Fund returned +31.05%, slightly trailing the S&P 500 Index (+31.49%) and the Russell Top 50 Mega Cap Index (+32.86%) but outperforming the Lipper Large-Cap Core Funds Index (+29.00%).

The table below presents our December quarter, six-month, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2019

					Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)

Blue Chip Fund	8.01%	10.68%	31.05%	12.07%	13.06%	8.77%	7.87%
S&P 500 Index	9.07%	10.92%	31.49%	11.70%	13.56%	9.00%	7.60%
Russell Top 50 Mega Cap Index	10.46%	12.33%	32.86%	12.77%	13.27%	8.63%	6.81%
Lipper Large-Cap Core Funds Index	8.89%	10.17%	29.00%	10.54%	12.17%	8.17%	6.73%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell Top 50 Mega Cap Index measures the performance of the largest companies in the Russell 3000 Index. It includes 50 of the largest securities, based on a combination of their market cap and current index membership, and represents approximately 40% of the total market capitalization of the Russell 3000 Index. The Lipper Large-Cap Core Funds Index reflects the aggregate record of domestic large-cap core mutual funds as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

Effective May 31, 2019, the name of the Blue Chip 35 Index Fund was changed to Blue Chip Fund. Effective July 31, 2019, the Fund’s principal strategies were modified, as indicated in the Supplement dated May 31, 2019 to the Prospectus dated October 31, 2018.

bridgeway.com	47

Blue Chip Fund (Formerly, Blue Chip 35 Index Fund)
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception July 31, 1997 to December 31, 2019

Detailed Explanation of Quarterly Performance

The Fund’s mega-cap design had a mixed impact during the quarter. The emphasis on more stable, blue-chip stocks detracted from relative results by underweighting higher-volatility stocks that performed well during the quarter. However, the Fund’s overweighting in the benchmark’s larger stocks modestly improved relative performance.

From a sector perspective, the Fund’s allocation effect was positive, largely driven by underweightings in the Real Estate and Utilities sectors. In contrast, the Fund’s stock selection effect was negative. Holdings in the Information Technology, Consumer Discretionary, and Industrials sectors detracted the most from relative returns.

Detailed Explanation of Calendar Year Performance

Underperformance during the fourth quarter is largely responsible for dragging down the Fund’s relative returns for the year. Outside of that period, though, the Fund’s design features worked well. The impact of the Fund’s tilt toward mega-cap stocks was modestly positive during the 12-month period. Likewise, disciplined rebalancing to maintain the Fund’s roughly equal weight design improved relative results.

From a sector perspective, the Fund’s allocation effect was positive. An underweighting in the Health Care sector and an overweighting in the Information Technology sector contributed the most to relative performance. However, the Fund’s stock selection effect was negative, largely driven by poor performance from holdings in the Health Care, Industrials, and Information Technology sectors.

48	Semi-Annual Report | December 31, 2019 (Unaudited)

Blue Chip Fund (Formerly, Blue Chip 35 Index Fund)
MANAGER’S COMMENTARY (Unaudited) (continued)

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods. The table is intended to provide a frame of reference for size.

				Annualized
CRSP Decile[1]	Quarter	6 Months	1 Year	5 Years	10 Years	94 Years
1 (ultra-large)	9.73%	11.38%	31.05%	12.28%	13.56%	9.52%
2	7.01%	7.23%	31.55%	10.04%	13.69%	10.62%
3	8.42%	6.24%	28.39%	10.12%	13.73%	11.07%
4	7.43%	5.20%	31.01%	8.65%	12.68%	10.88%
5	7.92%	4.41%	22.86%	6.26%	11.57%	11.31%
6	10.16%	6.62%	24.32%	7.02%	12.04%	11.29%
7	11.36%	7.81%	29.47%	10.40%	13.89%	11.59%
8	14.36%	8.63%	21.95%	6.62%	11.67%	11.38%
9	14.56%	7.98%	22.04%	7.76%	11.81%	11.43%
10 (ultra-small)	12.55%	8.59%	25.87%	5.29%	10.33%	13.07%

[1]

Performance figures are as of the period ended December 31, 2019. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

bridgeway.com	49

Blue Chip Fund (Formerly, Blue Chip 35 Index Fund)
MANAGER’S COMMENTARY (Unaudited) (continued)

Contribution to Returns for Blue Chip Fund stocks for the calendar year December 31, 2019:

Rank	Company	Industry	% Contribution to Return
1	Apple, Inc.	Information Technology	2.7%
2	Microsoft Corp.	Information Technology	2.1%
3	Visa, Inc., Class A	Information Technology	1.7%
4	Bank of America Corp.	Financials	1.6%
5	JPMorgan Chase & Co.	Financials	1.6%
6	Facebook, Inc. Class A	Communication Services	1.5%
7	QUALCOMM, Inc.	Information Technology	1.5%
8	Citigroup, Inc.	Financials	1.4%
9	Procter & Gamble Co. (The)	Consumer Staples	1.3%
10	AT&T, Inc.	Communication Services	1.1%
11	United Technologies Corp.	Industrials	1.1%
12	Walt Disney Co. (The)	Communication Services	0.9%
13	Comcast Corp., Class A	Communication Services	0.9%
14	Amazon.com, Inc.	Consumer Discretionary	0.9%
15	Home Depot, Inc. (The)	Consumer Discretionary	0.8%
16	Intel Corp.	Information Technology	0.8%
17	Walmart, Inc.	Consumer Staples	0.8%
18	International Business Machines Corp.	Information Technology	0.7%
19	United Parcel Service, Inc., Class B	Industrials	0.7%
20	PepsiCo, Inc.	Consumer Staples	0.7%
21	Merck & Co., Inc.	Health Care	0.6%
22	Oracle Corp.	Information Technology	0.6%
23	Alphabet, Inc., Class C	Communication Services	0.6%
24	Alphabet, Inc., Class A	Communication Services	0.6%
25	Wells Fargo & Co.	Financials	0.5%
26	Coca-Cola Co. (The)	Consumer Staples	0.5%
27	Cisco Systems, Inc.	Information Technology	0.5%
28	Chevron Corp.	Energy	0.4%
29	Johnson & Johnson	Health Care	0.4%
30	UnitedHealth Group, Inc.	Health Care	0.4%
31	McDonald’s Corp.	Consumer Discretionary	0.4%
32	Verizon Communications, Inc.	Communication Services	0.4%
33	Exxon Mobil Corp.	Energy	0.3%
34	Boeing Co. (The)	Industrials	0.3%
35	Berkshire Hathaway, Inc., Class B	Financials	0.3%
36	3M Co.	Industrials	0.0%
37	Pfizer, Inc.	Health Care	-0.2%

50	Semi-Annual Report | December 31, 2019 (Unaudited)

Blue Chip Fund (Formerly, Blue Chip 35 Index Fund)
MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of December 31, 2019

	% of Net Assets	% of S&P 500 Index	Difference
Communication Services	16.7%	10.4%	6.3%
Consumer Discretionary	8.3%	9.8%	-1.5%
Consumer Staples	10.8%	7.2%	3.6%
Energy	4.8%	4.3%	0.5%
Financials	15.2%	13.0%	2.2%
Health Care	9.6%	14.2%	-4.6%
Industrials	9.6%	9.0%	0.6%
Information Technology	24.9%	23.2%	1.7%
Materials	0.0%	2.7%	-2.7%
Real Estate	0.0%	2.9%	-2.9%
Utilities	0.0%	3.3%	-3.3%
Cash & Other Assets	0.1%	0.0%	0.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those concerning market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2019, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to significant market risk (volatility) and is not an appropriate investment for short-term investors. The Fund also exposes shareholders to “focus risk,” which may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Blue Chip Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

bridgeway.com	51

Blue Chip Fund (Formerly, Blue Chip 35 Index Fund)
SCHEDULE OF INVESTMENTS (Unaudited)
Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

COMMON STOCKS - 99.87%
Communication Services - 16.75%
Alphabet, Inc., Class A*	8,180	$10,956,210
Alphabet, Inc., Class C*	8,209	10,975,597
AT&T, Inc.	341,505	13,346,015
Comcast Corp., Class A	295,650	13,295,381
Facebook, Inc., Class A*	88,500	18,164,625
Verizon Communications, Inc.	217,739	13,369,175
Walt Disney Co. (The)	93,050	13,457,822

		93,564,825

Consumer Discretionary - 8.29%
Amazon.com, Inc.*	10,550	19,494,712
Home Depot, Inc. (The)	61,400	13,408,532
McDonald’s Corp.	67,850	13,407,839

		46,311,083

Consumer Staples - 10.78%
Coca-Cola Co. (The)	241,714	13,378,870
PepsiCo, Inc.	97,375	13,308,241
Procter & Gamble Co. (The)	162,306	20,272,019
Walmart, Inc.	111,769	13,282,628

		60,241,758

Energy - 4.80%
Chevron Corp.	111,395	13,424,211
Exxon Mobil Corp.	192,287	13,417,787

		26,841,998

Financials - 15.18%
Bank of America Corp.	633,308	22,305,108
Berkshire Hathaway, Inc., Class B*	59,150	13,397,475
Citigroup, Inc.	168,000	13,421,520
JPMorgan Chase & Co.	159,495	22,233,603
Wells Fargo & Co.	250,159	13,458,554

		84,816,260

Health Care - 9.58%
Johnson & Johnson	91,712	13,378,029
Merck & Co., Inc.	146,735	13,345,548
Pfizer, Inc.	343,074	13,441,639
UnitedHealth Group, Inc.	45,450	13,361,391

		53,526,607

Industrials - 9.57%
3M Co.	75,600	13,337,352
Boeing Co. (The)	40,850	13,307,296
United Parcel Service, Inc., Class B	114,563	13,410,745
United Technologies Corp.	89,510	13,405,018

		53,460,411

Industry Company	Shares	Value

Information Technology - 24.92%
Apple, Inc.	76,300	$ 22,405,495
Cisco Systems, Inc.	282,408	13,544,288
Intel Corp.	223,493	13,376,056
International Business Machines Corp.	100,517	13,473,299
Microsoft Corp.	141,245	22,274,336
Oracle Corp.	253,513	13,431,119
QUALCOMM, Inc.	215,900	19,048,857
Visa, Inc., Class A	115,450	21,693,055

		139,246,505

TOTAL COMMON STOCKS - 99.87% (Cost $ 261,078,406)		558,009,447

TOTAL INVESTMENTS - 99.87% (Cost $ 261,078,406)		$558,009,447
Other Assets in Excess of Liabilities - 0.13%		727,280

NET ASSETS - 100.00%		$558,736,727

*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2019 (See Note 2 in Notes to Financial Statements):

		Valuation Inputs
		Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks (a)	$558,009,447	$—	$ —	$558,009,447

TOTAL	$558,009,447	$—	$ —	$558,009,447

(a)	- Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

52	Semi-Annual Report | December 31, 2019 (Unaudited)

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited)

December 31, 2019

Dear Fellow Managed Volatility Fund Shareholder,

For the quarter ended December 31, 2019, our Fund returned +2.09%, underperforming our primary market benchmark, the S&P 500 Index (+9.07%) and our peer benchmark, the Lipper Balanced Funds Index (+5.12%). However, the Fund performed in line with its design during the quarter.

For the calendar year, our Fund returned +11.88%, underperforming the S&P 500 Index (+31.49%) and the Lipper Balanced Funds Index (+19.44%).

The table below presents our December quarter, six-month, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2019

					Annualized
	Quarter	6 Months	1 Year	5 Years	10 Years	15 Years	Since Inception (6/30/01)

Managed Volatility Fund	2.09%	3.18%	11.88%	3.58%	4.67%	3.76%	4.03%
S&P 500 Index	9.07%	10.92%	31.49%	11.70%	13.56%	9.00%	7.52%
Lipper Balanced Funds Index	5.12%	6.47%	19.44%	6.76%	8.12%	6.26%	5.84%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Lipper Balanced Funds Index is an index of balanced funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

bridgeway.com	53

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception June 30, 2001 to December 31, 2019

Detailed Explanation of Quarterly Performance

For the quarter, the Fund fell short of its objective to capture at least 40% of the S&P 500 Index’s return. The portfolio’s futures component detracted from performance, contributing roughly -3.0% to the Fund’s return. This performance was in line with expectations for a rising equity market. The portfolio’s options component modestly improved performance, contributing 0.5% to the Fund’s return. The portfolio’s equities component contributed roughly 4.6% to the Fund’s return. Returns for the portfolio’s fixed-income component were essentially flat for the quarter.

The Fund had an annualized standard deviation of 4.49% during the quarter, which was 52% lower than the S&P 500’s annualized standard deviation of 9.38% during the same period.

Detailed Explanation of Calendar Year Performance

For the calendar year, the Managed Volatility Fund fell just short of our goal to capture at least 40% of the S&P 500 Index’s return. The portfolio’s futures component detracted from performance, contributing about -3.2% to the Fund’s return. This performance was in line with expectations during a year characterized by a strong rising equity market. The portfolio’s fixed-income component modestly helped performance, returning about 0.2%. The portfolio’s equities component made the largest positive contribution to performance, returning about 5.2%.

The Fund had an annualized standard deviation of 5.42% during the year, which was 57% lower than the S&P 500’s annualized standard deviation of 12.64% during the same period.

The Fund continues to perform as designed, particularly over longer time horizons. For the past 10 years and since inception, the Fund has captured roughly 34% and 54%, respectively, of the S&P 500 Index’s return. The Fund’s annualized standard deviation has been about 55% lower than the index’s for the last 10 years and since inception.

54	Semi-Annual Report | December 31, 2019 (Unaudited)

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Equity Holdings as of December 31, 2019

Rank	Description	Industry	% of Net Assets
1	Micron Technology, Inc.	Information Technology	3.2%
2	Amazon.com, Inc.	Consumer Discretionary	1.8%
3	Apple, Inc.	Information Technology	1.7%
4	Berkshire Hathaway, Inc., Class B	Financials	1.5%
5	Microsoft Corp.	Information Technology	1.5%
6	Fair Isaac Corp.	Information Technology	1.2%
7	Alphabet, Inc., Class A	Communication Services	1.1%
8	Alphabet, Inc., Class C	Communication Services	1.1%
9	Eli Lilly & Co.	Health Care	1.1%
10	Public Storage	Real Estate	1.0%
	Total		15.4%

Industry Sector Representation as of December 31, 2019

Asset Type	% of Net Assets
Common Stock	58.7%
Communication Services	5.0%
Consumer Discretionary	5.6%
Consumer Staples	3.6%
Energy	3.3%
Financials	8.6%
Health Care	8.0%
Industrials	4.7%
Information Technology	14.8%
Materials	1.3%
Real Estate	2.1%
Utilities	1.7%
U.S. Government Obligations	32.8%
Call Options Written	-1.6%
Put Options Written	-0.5%
Money Market Fund	5.5%
Cash & Other Assets	5.1%
Total	100%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2019, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options,

bridgeway.com	55

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole. The Fund uses an option writing strategy in which the Fund may sell covered calls or secured put options. Options are subject to special risks and may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Finally, the Fund’s fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance that a bond issuer will fail to pay interest and principal. Prepayment risk is the chance that a mortgage-backed bond issuer will repay a higher yielding bond, resulting in a lower paying yield.

Conclusion

Thank you for your continued investment in Managed Volatility Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

56	Semi-Annual Report | December 31, 2019 (Unaudited)

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (Unaudited)
Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

COMMON STOCKS - 58.73%
Communication Services - 5.04%
Alphabet, Inc., Class A*	260	$348,241
Alphabet, Inc., Class C*	260	347,625
AT&T, Inc.#	3,140	122,711
CenturyLink, Inc.	1,200	15,852
Comcast Corp., Class A#	1,700	76,449
Discovery, Inc., Class C*	1,014	30,917
Facebook, Inc., Class A*#	1,300	266,825
Fox Corp., Class A	266	9,861
Omnicom Group, Inc.#	600	48,612
Verizon Communications, Inc.#	1,600	98,240
Walt Disney Co. (The)#	1,165	168,494

		1,533,827

Consumer Discretionary - 5.62%
Amazon.com, Inc.*	300	554,352
AutoZone, Inc.*	200	238,262
Carnival Corp.	300	15,249
Delphi Technologies PLC*	166	2,130
Dollar General Corp.	500	77,990
eBay, Inc.#	700	25,277
Ford Motor Co.	2,900	26,970
Hasbro, Inc.#	700	73,927
McDonald’s Corp.#	1,500	296,415
NIKE, Inc., Class B	600	60,786
Ross Stores, Inc.#	500	58,210
Starbucks Corp.	400	35,168
Target Corp.#	500	64,105
Wynn Resorts, Ltd.	200	27,774
Yum China Holdings, Inc.	500	24,005
Yum! Brands, Inc.#	1,300	130,949

		1,711,569

Consumer Staples - 3.58%
Archer-Daniels-Midland Co.	400	18,540
Campbell Soup Co.#	1,900	93,898
Coca-Cola Co. (The)	900	49,815
Colgate-Palmolive Co.	400	27,536
Constellation Brands, Inc., Class A	500	94,875
Costco Wholesale Corp.	300	88,176
General Mills, Inc.#	1,600	85,696
Hershey Co. (The)#	500	73,490
JM Smucker Co. (The)	400	41,652
Kimberly-Clark Corp.#	800	110,040
Kroger Co. (The)#	800	23,192
Mondelez International, Inc., Class A	1,200	66,096
PepsiCo, Inc.#	900	123,003
Procter & Gamble Co. (The)	800	99,920

Industry Company	Shares	Value

Consumer Staples (continued)
Walmart, Inc.#	800	$95,072

		1,091,001

Energy - 3.32%
Cabot Oil & Gas Corp.#	4,000	69,640
Chevron Corp.	1,278	154,012
ConocoPhillips#	1,287	83,694
Continental Resources, Inc.#	1,000	34,300
EOG Resources, Inc.#	3,500	293,160
Exxon Mobil Corp.	1,900	132,582
Halliburton Co.#	700	17,129
Kinder Morgan, Inc.	500	10,585
Marathon Petroleum Corp.#	1,700	102,425
Occidental Petroleum Corp.	205	8,448
Phillips 66	593	66,066
Valero Energy Corp.	400	37,460

		1,009,501

Financials - 8.58%
Allstate Corp. (The)	300	33,735
Ally Financial, Inc.#	1,000	30,560
American Express Co.#	600	74,694
Aon PLC	300	62,487
Bank of America Corp.#	1,100	38,742
Berkshire Hathaway, Inc., Class B*#	2,000	453,000
BlackRock, Inc.	300	150,810
Capital One Financial Corp.	400	41,164
Charles Schwab Corp. (The)	1,200	57,072
Chubb, Ltd.#	961	149,589
Citigroup, Inc.	1,310	104,656
Comerica, Inc.	300	21,525
Goldman Sachs Group, Inc. (The)#	500	114,965
Huntington Bancshares, Inc.	3,200	48,256
JPMorgan Chase & Co.	400	55,760
KeyCorp.	3,300	66,792
LPL Financial Holdings, Inc.#	1,000	92,250
Marsh & McLennan Cos., Inc.#	700	77,987
Morgan Stanley#	800	40,896
PNC Financial Services Group, Inc. (The)	500	79,815
Principal Financial Group, Inc.#	1,000	55,000
Progressive Corp. (The)#	1,220	88,316
S&P Global, Inc.	500	136,525

bridgeway.com	57

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Santander Consumer USA Holdings, Inc.#	500	$11,685
State Street Corp.#	300	23,730
TD Ameritrade Holding Corp.#	3,500	173,950
Truist Financial Corp.	300	16,896
U.S. Bancorp#	1,900	112,651
Wells Fargo & Co.#	3,671	197,500

		2,611,008

Health Care - 8.01%
Abbott Laboratories#	1,400	121,604
AbbVie, Inc.#	1,600	141,664
Allergan PLC	300	57,351
Amgen, Inc.#	500	120,535
Anthem, Inc.	300	90,609
Baxter International, Inc.#	600	50,172
Becton Dickinson & Co.	473	128,642
Biogen, Inc.*#	400	118,692
Bristol-Myers Squibb Co.	1,779	114,194
Cardinal Health, Inc.#	1,000	50,580
Cigna Corp.	299	61,143
CVS Health Corp.	400	29,716
Danaher Corp.	500	76,740
DaVita, Inc.*#	1,100	82,533
Eli Lilly & Co.#	2,500	328,575
Gilead Sciences, Inc.	400	25,992
Johnson & Johnson#	1,000	145,870
Merck & Co., Inc.#	2,200	200,090
Pfizer, Inc.	1,700	66,606
Stryker Corp.	360	75,578
Thermo Fisher Scientific, Inc.	500	162,435
UnitedHealth Group, Inc.	500	146,990
Veeva Systems, Inc., Class A*#	300	42,198

		2,438,509

Industrials - 4.70%
3M Co.#	500	88,210
Boeing Co. (The)	300	97,728
Delta Air Lines, Inc.#	3,000	175,440
Emerson Electric Co.#	700	53,382
FedEx Corp.#	600	90,726
Honeywell International, Inc.	500	88,500
Ingersoll-Rand PLC	200	26,584
Johnson Controls International PLC	454	18,482
Lockheed Martin Corp.	270	105,133
Northrop Grumman Corp.#	700	240,779
Raytheon Co.	300	65,922
Resideo Technologies, Inc.*	133	1,587

Industry Company	Shares	Value

Industrials (continued)
Southwest Airlines Co.	1,400	$75,572
Spirit AeroSystems Holdings, Inc., Class A#	1,000	72,880
Union Pacific Corp.	500	90,395
United Technologies Corp.	540	80,870
Waste Management, Inc.	500	56,980

		1,429,170

Information Technology - 14.76%
Adobe, Inc.*#	800	263,848
Apple, Inc.#	1,800	528,570
Applied Materials, Inc.#	1,100	67,144
Cadence Design Systems, Inc.*#	1,500	104,040
Cisco Systems, Inc.#	4,300	206,228
Citrix Systems, Inc.	500	55,450
Cognizant Technology Solutions Corp., Class A#	700	43,414
Dell Technologies, Inc., Class C*	143	7,349
DXC Technology Co.	171	6,428
Fair Isaac Corp.*#	1,000	374,680
Hewlett Packard Enterprise Co.#	4,200	66,612
HP, Inc.	2,000	41,100
Intel Corp.#	2,300	137,655
International Business Machines Corp.	600	80,424
Intuit, Inc.	400	104,772
Juniper Networks, Inc.#	2,700	66,501
LogMeIn, Inc.	189	16,205
Mastercard, Inc., Class A#	800	238,872
Micro Focus International PLC, ADR	162	2,273
Micron Technology, Inc.*#	18,200	978,796
Microsoft Corp.#	2,800	441,560
NetApp, Inc.	400	24,900
Oracle Corp.	860	45,563
PayPal Holdings, Inc.*#	1,100	118,987
QUALCOMM, Inc.	800	70,584
salesforce.com, Inc.*	900	146,376
Texas Instruments, Inc.#	670	85,954
Visa, Inc., Class A#	900	169,110

		4,493,395

Materials - 1.31%
AdvanSix, Inc.*	48	958
Corteva, Inc.	833	24,623
Dow, Inc.#	533	29,171
DuPont de Nemours, Inc.	833	53,479
Ecolab, Inc.	100	19,299
International Paper Co.#	600	27,630

58	Semi-Annual Report | December 31, 2019 (Unaudited)

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Materials (continued)
Linde PLC#	600	$127,740
Sherwin-Williams Co. (The)	200	116,708

		399,608

Real Estate - 2.08%
American Tower Corp.#	800	183,856
Crown Castle International Corp.	500	71,075
Public Storage#	1,500	319,440
Simon Property Group, Inc.	400	59,584

		633,955

Utilities - 1.73%
AES Corp.	4,300	85,570
American Electric Power Co., Inc.#	800	75,608
Dominion Energy, Inc.#	720	59,630
Duke Energy Corp.#	783	71,417
Exelon Corp.#	700	31,913
NextEra Energy, Inc.	300	72,648
Public Service Enterprise Group, Inc.	900	53,145
Sempra Energy	500	75,740

		525,671

TOTAL COMMON STOCKS - 58.72% (Cost $10,045,000)		17,877,214

RIGHTS - 0.01%
Bristol-Myers Squibb Co., CVR*	800	2,408

TOTAL RIGHTS - 0.01% (Cost $1,840)		2,408

Due Date	Discount Rate or Coupon Rate	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS - 32.77%
U.S. Treasury Bills - 32.77%
01/09/2020	0.000%(a)	$2,000,000	1,999,453
02/27/2020	1.566%(a)	3,000,000	2,992,953
03/19/2020	1.546%(a)	2,000,000	1,993,662
03/26/2020	1.561%(a)	3,000,000	2,989,446

			9,975,514

TOTAL U.S. GOVERNMENT OBLIGATIONS - 32.77% (Cost $9,974,154)			9,975,514

	Rate^	Shares	Value

MONEY MARKET FUND - 5.50%
Fidelity Investments Money Market Government Portfolio Class I	1.49%	1,674,137	$ 1,674,137

TOTAL MONEY MARKET FUND — 5.50% (Cost $1,674,137)			1,674,137

TOTAL INVESTMENTS BEFORE OPTIONS WRITTEN - 97.00% (Cost $21,695,131)			$29,529,273

WRITTEN OPTIONS - (2.06%)
TOTAL WRITTEN OPTIONS - (2.06%)			$ (627,243)

(Premiums Received $(450,290))

TOTAL INVESTMENTS - 94.94% (Cost $21,244,841)			$28,902,030
Other Assets in Excess of Liabilities - 5.06%			1,539,610

NET ASSETS - 100.00%			$30,441,640

*	Non-income producing security.
#	Security subject to call or put option written by the Fund.
^	Rate disclosed as of December 31, 2019.
(a)	Rate represents the effective yield at purchase.

ADR - American Depositary Receipt

PLC - Public Limited Company

CVR - Contingent Value Rights

bridgeway.com	59

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2019

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
EXCHANGE TRADED PUT OPTIONS WRITTEN - (0.51%)

AerCap Holdings NV	50	$(307,350)	$57.50	01/17/20	$(1,000)
Aflac, Inc.	5	(26,450)	52.50	02/21/20	(600)
ANSYS, Inc.	12	(308,892)	250.00	01/17/20	(3,216)
Cardinal Health, Inc.	20	(101,160)	55.00	03/20/20	(11,400)
CDW Corp./DE	23	(328,532)	135.00	03/20/20	(8,740)
Chubb, Ltd.	15	(233,490)	150.00	01/17/20	(675)
Coupa Software, Inc.	22	(321,750)	140.00	03/20/20	(21,780)
DaVita, Inc.	27	(202,581)	70.00	01/17/20	(675)
DaVita, Inc.	17	(127,551)	67.50	01/17/20	(340)
Exact Sciences Corp.	25	(231,200)	87.50	03/20/20	(15,250)
General Motors Co.	85	(311,100)	36.00	01/17/20	(3,995)
Hartford Financial Services Group, Inc. (The)	10	(60,770)	60.00	01/17/20	(500)
Hartford Financial Services Group, Inc. (The)	10	(60,770)	60.00	03/20/20	(1,690)
HCA Healthcare, Inc.	12	(177,372)	130.00	01/17/20	(576)
HollyFrontier Corp.	5	(25,355)	50.00	03/20/20	(1,395)
Medtronic PLC	8	(90,760)	110.00	02/21/20	(1,624)
Morgan Stanley	30	(153,360)	50.00	02/21/20	(4,050)
RingCentral, Inc.	18	(303,606)	165.00	02/21/20	(14,220)
Rollins, Inc.	15	(49,740)	35.00	02/21/20	(3,870)
Square, Inc.	37	(231,472)	65.00	03/20/20	(20,831)
Square, Inc.	10	(62,560)	60.00	01/17/20	(760)
State Street Corp.	10	(79,100)	77.50	02/21/20	(2,480)
Synchrony Financial	6	(21,606)	36.00	01/17/20	(360)
Target Corp.	25	(320,525)	120.00	01/17/20	(1,600)
Teradyne, Inc.	45	(306,855)	67.50	01/17/20	(5,625)
TJX Cos, Inc. (The)	20	(122,120)	57.50	01/17/20	(220)
Verizon Communications, Inc.	50	(307,000)	60.00	03/20/20	(7,300)
Walmart, Inc.	20	(237,680)	115.00	01/17/20	(680)
Workday, Inc.	19	(312,455)	160.00	01/17/20	(3,952)
Yum! Brands, Inc.	20	(201,460)	100.00	01/17/20	(2,360)
Zendesk, Inc.	42	(321,846)	72.50	02/21/20	(12,180)

Total Exchange Traded Put Options Written (Premiums received $(204,149))					$(153,944)

EXCHANGE TRADED CALL OPTIONS WRITTEN - (1.55%)

3M Co.	3	$(52,926)	$175.00	04/17/20	$(2,835)
Abbott Laboratories	4	(34,744)	85.00	02/21/20	(1,320)
AbbVie, Inc.	5	(44,270)	90.00	02/21/20	(1,040)
Adobe, Inc.	3	(98,943)	330.00	03/20/20	(4,551)
Ally Financial, Inc.	10	(30,560)	32.00	03/20/20	(950)
American Electric Power Co., Inc.	3	(28,353)	90.00	02/21/20	(1,590)
American Express Co.	3	(37,347)	120.00	01/17/20	(1,374)
American Tower Corp.	3	(68,946)	220.00	04/17/20	(4,992)
Amgen, Inc.	2	(48,214)	225.00	01/17/20	(3,170)
Apple, Inc.	6	(176,190)	285.00	03/20/20	(11,520)
Applied Materials, Inc.	4	(24,416)	52.50	01/17/20	(3,440)
AT&T, Inc.	10	(39,080)	40.00	01/17/20	(110)

60	Semi-Annual Report | December 31, 2019 (Unaudited)

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2019

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Exchange Traded Call Options Written (continued)
Bank of America Corp.	4	$(14,088)	$35.00	03/20/20	$(596)
Baxter International, Inc.	3	(25,086)	82.50	02/21/20	(1,020)
Berkshire Hathaway, Inc., Class B	15	(339,750)	220.00	03/20/20	(16,500)
Biogen, Inc.	2	(59,346)	320.00	01/17/20	(174)
Cabot Oil & Gas Corp.	40	(69,640)	18.00	01/17/20	(880)
Cadence Design Systems, Inc.	15	(104,040)	70.00	02/21/20	(4,350)
Campbell Soup Co.	6	(29,652)	47.00	02/21/20	(1,410)
Cardinal Health, Inc.	10	(50,580)	52.50	03/20/20	(2,100)
Chubb, Ltd.	5	(77,830)	155.00	02/21/20	(2,035)
Cisco Systems, Inc.	13	(62,348)	47.00	01/17/20	(1,469)
Cognizant Technology Solutions Corp., Class A	3	(18,606)	62.50	01/17/20	(180)
Comcast Corp., Class A	5	(22,485)	45.00	01/17/20	(315)
ConocoPhillips	4	(26,012)	60.00	02/21/20	(2,380)
Continental Resources, Inc.	10	(34,300)	35.00	03/20/20	(2,500)
DaVita, Inc.	4	(30,012)	57.50	01/17/20	(7,920)
Delta Air Lines, Inc.	20	(116,960)	60.00	03/20/20	(3,320)
Delta Air Lines, Inc.	7	(40,936)	55.00	01/17/20	(2,667)
Delta Air Lines, Inc.	3	(17,544)	57.50	01/17/20	(573)
Dominion Energy, Inc.	3	(24,846)	82.50	01/17/20	(315)
Dow, Inc.	3	(16,419)	55.00	01/17/20	(282)
Duke Energy Corp.	3	(27,363)	95.00	01/17/20	(12)
eBay, Inc.	3	(10,833)	39.00	01/17/20	(15)
Eli Lilly & Co.	25	(328,575)	115.00	02/21/20	(47,000)
Emerson Electric Co.	3	(22,878)	75.00	01/17/20	(645)
EOG Resources, Inc.	30	(251,280)	75.00	01/17/20	(25,650)
Exelon Corp.	3	(13,677)	45.00	01/17/20	(285)
Facebook, Inc., Class A	4	(82,100)	205.00	03/20/20	(4,440)
Fair Isaac Corp.	10	(374,680)	300.00	01/17/20	(77,500)
FedEx Corp.	3	(45,363)	150.00	01/17/20	(1,143)
General Mills, Inc.	5	(26,780)	55.00	01/17/20	(110)
Goldman Sachs Group, Inc. (The)	3	(68,979)	210.00	01/17/20	(5,970)
Halliburton Co.	3	(7,341)	22.50	01/17/20	(612)
Hasbro, Inc.	3	(31,683)	125.00	01/17/20	(15)
Hershey Co. (The)	5	(73,490)	145.00	01/17/20	(1,280)
Hewlett Packard Enterprise Co.	10	(15,860)	17.00	01/17/20	(50)
Intel Corp.	7	(41,895)	52.50	01/17/20	(5,075)
International Paper Co.	3	(13,815)	42.50	01/17/20	(1,071)
Johnson & Johnson	5	(72,935)	135.00	01/17/20	(5,605)
Juniper Networks, Inc.	8	(19,704)	24.00	01/17/20	(696)
Kimberly-Clark Corp.	3	(41,265)	140.00	01/17/20	(270)
Kroger Co. (The)	3	(8,697)	25.00	01/17/20	(1,206)
Linde PLC	3	(63,870)	210.00	01/17/20	(1,260)
LPL Financial Holdings, Inc.	10	(92,250)	80.00	01/17/20	(14,700)
Marathon Petroleum Corp.	5	(30,125)	60.00	04/17/20	(2,000)
Marsh & McLennan Cos., Inc.	3	(33,423)	100.00	01/17/20	(3,390)
Mastercard, Inc., Class A	3	(89,577)	300.00	04/17/20	(3,750)
McDonald’s Corp.	10	(197,610)	200.00	03/20/20	(4,400)
Merck & Co., Inc.	7	(63,665)	90.00	03/20/20	(2,359)
Micron Technology, Inc.	143	(769,054)	45.00	01/17/20	(126,841)

bridgeway.com	61

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)
Showing percentage of net assets as of December 31, 2019

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Exchange Traded Call Options Written (continued)
Micron Technology, Inc.	12	$(64,536)	$57.50	03/20/20	$(2,736)
Microsoft Corp.	9	(141,930)	160.00	03/20/20	(4,230)
Northrop Grumman Corp.	3	(103,191)	360.00	02/21/20	(1,287)
Omnicom Group, Inc.	3	(24,306)	77.50	01/17/20	(1,170)
PayPal Holdings, Inc.	3	(32,451)	105.00	01/17/20	(1,230)
PepsiCo, Inc.	3	(41,001)	140.00	01/17/20	(84)
Principal Financial Group, Inc.	10	(55,000)	55.00	01/17/20	(900)
Progressive Corp. (The)	4	(28,956)	75.00	02/21/20	(240)
Public Storage	10	(212,960)	220.00	03/20/20	(3,970)
Ross Stores, Inc.	3	(34,926)	115.00	01/17/20	(750)
Santander Consumer USA Holdings, Inc.	5	(11,685)	25.00	04/17/20	(325)
Spirit AeroSystems Holdings, Inc., Class A	10	(72,880)	85.00	01/17/20	(400)
TD Ameritrade Holding Corp.	35	(173,950)	45.00	02/21/20	(19,950)
Texas Instruments, Inc.	3	(38,487)	130.00	01/17/20	(324)
U.S. Bancorp	6	(35,574)	60.00	01/17/20	(348)
Veeva Systems, Inc., Class A	3	(42,198)	145.00	03/20/20	(2,160)
Visa, Inc., Class A	3	(56,370)	190.00	03/20/20	(1,650)
Walt Disney Co. (The)	3	(43,389)	150.00	03/20/20	(1,137)
Wells Fargo & Co.	12	(64,560)	50.00	01/17/20	(4,740)
Yum! Brands, Inc.	10	(100,730)	105.00	01/17/20	(440)

Total Exchange Traded Call Options Written (Premiums received $(246,141))					$(473,299)

62	Semi-Annual Report | December 31, 2019 (Unaudited)

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Summary of inputs used to value the Fund’s investments as of 12/31/2019 (See Note 2 in Notes to Financial Statements):
		Assets Table
		Valuation Inputs
		Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$17,877,214	$—	$—	$17,877,214
Rights	2,408	—	—	2,408
U.S. Government Obligations	—	9,975,514	—	9,975,514
Money Market Fund	—	1,674,137	—	1,674,137

TOTAL	$17,879,622	$11,649,651	$—	$29,529,273

		Liabilities Table
		Valuation Inputs
		Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Options Written	$(371,088)	$(256,155)	$—	$(627,243)

TOTAL	$(371,088)	$(256,155)	$—	$(627,243)

See Notes to Financial Statements.

bridgeway.com	63

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2019 (Unaudited)

ASSETS	Aggressive Investors 1	Ultra-Small Company
Investments at value	$181,800,655	$71,226,315
Cash	-	-
Receivables:
Portfolio securities sold	-	-
Fund shares sold	42,922	-
Dividends and interest	103,697	89,674
Receivable from investment adviser	-	-
Deposits with brokers	-	-
Prepaid expenses	18,048	9,792

Total assets	181,965,322	71,325,781

LIABILITIES
Payables:
Portfolio securities purchased	-	-
Fund shares redeemed	192,564	25,579
Due to custodian	-	655,980
Loan payable	-	-
Payable upon return of securities loaned	6,937,723	1,618,090
Accrued Liabilities:
Investment adviser fees	3,885	51,735
Administration fees	4,165	1,625
Directors’ fees	1,696	725
Other	87,268	47,690
Put options written at value	-	-
Call options written at value	-	-

Total liabilities	7,227,301	2,401,424
NET ASSETS	$174,738,021	$68,924,357

NET ASSETS REPRESENT
Paid-in capital	$175,192,347	$74,885,271
Distributable earnings	(454,326)	(5,960,914)

NET ASSETS	$174,738,021	$68,924,357

Shares of common stock outstanding of $.001 par value(a)	2,772,057	2,839,505

Net asset value, offering price and redemption price per share	$63.04	$24.27

Total investments at cost	$166,679,317	$75,709,507
Premiums received on put options written	$-	$-
Premiums received on call options written	$-	$-

(a)	See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.
(b)	Redemption of shares held less than six months may be charged a 2% redemption fee. See Note 8.

See Notes to Financial Statements.

64	Semi-Annual Report | December 31, 2019 (Unaudited)

Ultra-Small Company Market		Small-Cap Growth	Small-Cap Value	Blue Chip	Managed Volatility
$238,608,835		$38,082,342	$47,417,237	$558,009,447	$29,529,273
-		-	-	-	106

1,340,717		653,127	371,940	8,150,022	-
119,854		2,186	-	719,541	-
224,869		19,215	61,008	332,477	15,730
-		-	-	12,697	-
-		-	-	-	1,609,896
25,791		16,744	17,397	51,061	12,217

240,320,066		38,773,614	47,867,582	567,275,245	31,167,222

-		555,463	-	7,996,325	-
628,345		122,316	125,950	393,961	52,776
226,878		160,897	-	27,620	-
1,178,000		-	248,000	-	-
21,847,383		1,840,670	3,409,392	-	-

81,384		7,521	14,123	-	5,951
5,171		864	1,158	13,276	729
2,760		493	468	3,958	248
143,168		44,818	47,854	103,378	38,635
-		-	-	-	153,944
-		-	-	-	473,299

24,113,089		2,733,042	3,846,945	8,538,518	725,582

$216,206,977		$36,040,572	$44,020,637	$558,736,727	$30,441,640

$187,255,657		$34,231,164	$46,379,941	$253,320,348	$23,581,557
28,951,320		1,809,408	(2,359,304)	305,416,379	6,860,083

$216,206,977		$36,040,572	$44,020,637	$558,736,727	$30,441,640

18,601,426		1,420,237	2,060,341	37,422,428	1,980,578

$11.62	(b)	$25.38	$21.37	$ 14.93	$ 15.37

$208,902,370		$34,075,599	$44,977,088	$261,078,406	$21,695,131
$-		$-	$-	$ -	$ 204,149
$-		$-	$-	$ -	$ 246,141

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STATEMENTS OF OPERATIONS

Six Months Ended December 31, 2019 (Unaudited)

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market

INVESTMENT INCOME
Dividends	$1,082,208	$613,748	$1,497,086
Less: foreign taxes withheld	(2,784)	(746)	(514)
Interest	7,837	1,920	9,370
Securities lending	14,387	74,905	1,179,496

Total Investment Income	1,101,648	689,827	2,685,438

EXPENSES
Investment advisory fees-Base fees	788,013	311,865	547,986
Investment advisory fees - Performance adjustment	(770,217)	-	-
Administration fees	25,060	9,916	31,365
Accounting fees	38,142	32,968	48,727
Transfer agent fees	64,835	30,817	50,996
Audit fees	9,875	6,765	11,585
Legal fees	15,392	6,109	19,582
Custody fees	3,620	5,138	8,569
Blue sky fees	12,743	5,477	12,504
Directors’ and officers’ fees	10,567	4,230	13,727
Shareholder servicing fees	50,174	10,448	110,648
Reports to shareholders	16,802	10,237	21,565
Miscellaneous expenses	19,380	11,564	33,509

Total Expenses	284,386	445,534	910,763

Less investment advisory fees waived and other expenses reimbursed	-	-	(88,783)

Net Expenses	284,386	445,534	821,980

NET INVESTMENT INCOME (LOSS)	817,262	244,293	1,863,458

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Gain (Loss) on:
Investments	(2,309,881)	(1,249,246)	281,916
Written options	-	-	-
Futures contracts	-	-	-
Net Realized Gain (Loss)	(2,309,881)	(1,249,246)	281,916

Change in Unrealized Appreciation (Depreciation) on:
Investments	6,401,369	1,925,208	5,058,683
Written options	-	-	-

Net Change in Unrealized Appreciation (Depreciation)	6,401,369	1,925,208	5,058,683

Net Realized and Unrealized Gain (Loss) on Investments	4,091,488	675,962	5,340,599

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,908,750	$920,255	$7,204,057

See Notes to Financial Statements.

66	Semi-Annual Report | December 31, 2019 (Unaudited)

Small-Cap Growth	Small-Cap Value	Blue Chip	Managed Volatility

$ 134,757	$ 459,259	$ 6,248,340	$ 166,948
-	(800)	-	(34)
530	2,987	4,664	115,830
16,216	58,780	-	2

151,503	520,226	6,253,004	282,746

111,716	144,889	213,845	91,129
(6,816)	(15,646)	-	-
5,334	6,909	76,428	4,346
29,099	30,202	60,196	32,295
29,404	32,628	39,393	18,698
5,855	6,072	18,700	8,044
3,386	4,145	57,243	2,638
4,184	3,259	3,914	2,279
11,687	11,638	18,618	11,396
2,354	2,881	30,910	1,800
11,996	13,680	44,111	9,819
9,504	10,232	67,283	8,628
7,865	6,881	51,961	4,654
225,568	257,770	682,602	195,726

(50,401)	(30,639)	(281,670)	(52,955)

175,167	227,131	400,932	142,771

(23,664)	293,095	5,852,072	139,975

(404,997)	(808,191)	14,622,037	274,098
-	-	-	286,452
-	-	-	(946,532)
(404,997)	(808,191)	14,622,037	(385,982)

1,664,904	4,260,661	34,316,643	1,261,782

-	-	-	(92,451)

1,664,904	4,260,661	34,316,643	1,169,331

1,259,907	3,452,470	48,938,680	783,349

$1,236,243	$3,745,565	$54,790,752	$ 923,324

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STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Investors 1		Ultra-Small Company
	Six Months Ended December 31, 2019	Year Ended June 30, 2019	Six Months Ended December 31, 2019	Year Ended June 30, 2019
	(Unaudited)		(Unaudited)

OPERATIONS
Net investment income (loss)	$ 817,262	$ 2,951,642	$ 244,293	$ 860,428
Net realized gain (loss) on investments	(2,309,881)	(11,825,872)	(1,249,246)	(160,937)
Net change in unrealized appreciation (depreciation) on investments	6,401,369	(8,208,119)	1,925,208	(14,307,616)

Net increase (decrease) in net assets resulting from operations	4,908,750	(17,082,349)	920,255	(13,608,125)

DISTRIBUTIONS:
From net investment income and net realized gains	(2,253,130)	(17,842,416)	(780,772)	(8,976,806)

Net decrease in net assets from distributions	(2,253,130)	(17,842,416)	(780,772)	(8,976,806)

SHARE TRANSACTIONS:
Proceeds from sale of shares	2,547,784	2,826,662	619,840	1,238,828
Reinvestment of distributions	2,129,245	17,139,212	717,092	8,375,017
Cost of shares redeemed	(13,961,208)	(31,236,846)	(6,557,470)	(9,777,274)
Redemption fees	-	-	-	-

Net decrease in net assets resulting from share transactions	(9,284,179)	(11,270,972)	(5,220,538)	(163,429)

Net decrease in net assets	(6,628,559)	(46,195,737)	(5,081,055)	(22,748,360)

NET ASSETS:
Beginning of period	181,366,580	227,562,317	74,005,412	96,753,772

End of period	$174,738,021	$181,366,580	$68,924,357	$ 74,005,412

SHARES ISSUED & REDEEMED
Issued	41,519	46,127	26,863	47,786
Distributions reinvested	33,965	322,773	30,206	369,758
Redeemed	(228,230)	(517,228)	(280,106)	(366,637)

Net increase (decrease)	(152,746)	(148,328)	(223,037)	50,907
Outstanding at beginning of period	2,924,803	3,073,131	3,062,542	3,011,635

Outstanding at end of period	2,772,057	2,924,803	2,839,505	3,062,542

See Notes to Financial Statements.

68	Semi-Annual Report | December 31, 2019 (Unaudited)

Ultra-Small Company Market		Small-Cap Growth		Small-Cap Value
Six Months Ended December 31, 2019	Year Ended June 30, 2019	Six Months Ended December 31, 2019	Year Ended June 30, 2019	Six Months Ended December 31, 2019	Year Ended June 30, 2019
(Unaudited)		(Unaudited)		(Unaudited)

$ 1,863,458	$ 2,643,213	$ (23,664)	$ (47,742)	$ 293,095	$ 1,162,708
281,916	10,012,500	(404,997)	(218,258)	(808,191)	(3,088,648)

5,058,683	(79,246,838)	1,664,904	(5,797,297)	4,260,661	(9,795,116)

7,204,057	(66,591,125)	1,236,243	(6,063,297)	3,745,565	(11,721,056)

(2,859,334)	(37,857,578)	(948)	(4,528,900)	(1,172,540)	(9,164,909)

(2,859,334)	(37,857,578)	(948)	(4,528,900)	(1,172,540)	(9,164,909)

11,716,815	36,606,492	432,812	3,609,014	841,269	4,577,457
2,712,320	36,666,837	882	4,410,107	1,120,299	8,787,349
(38,975,168)	(110,698,074)	(7,713,663)	(10,814,122)	(10,165,717)	(12,143,617)
37,068	100,303	-	-	-	-

(24,508,965)	(37,324,442)	(7,279,969)	(2,795,001)	(8,204,149)	1,221,189

(20,164,242)	(141,773,145)	(6,044,674)	(13,387,198)	(5,631,124)	(19,664,776)

236,371,219	378,144,364	42,085,246	55,472,444	49,651,761	69,316,537

$216,206,977	$ 236,371,219	$36,040,572	$42,085,246	$44,020,637	$ 49,651,761

1,087,249	2,955,119	18,253	126,783	41,799	172,771
240,241	3,508,788	35	194,879	52,522	453,658
(3,563,079)	(9,539,072)	(331,065)	(417,997)	(486,740)	(515,773)

(2,235,589)	(3,075,165)	(312,777)	(96,335)	(392,419)	110,656
20,837,015	23,912,180	1,733,014	1,829,349	2,452,760	2,342,104

18,601,426	20,837,015	1,420,237	1,733,014	2,060,341	2,452,760

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STATEMENTS OF CHANGES IN NET ASSETS

	Blue Chip		Managed Volatility
	Six Months Ended December 31, 2019	Year Ended June 30, 2019	Six Months Ended December 31, 2019	Year Ended June 30, 2019
	(Unaudited)		(Unaudited)

OPERATIONS
Net investment income	$ 5,852,072	$ 13,105,679	$ 139,975	$ 336,023
Net realized gain (loss) on investments	14,622,037	68,602,183	(385,982)	568,555
Net change in unrealized appreciation (depreciation) on investments	34,316,643	1,846,454	1,169,331	(363,853)

Net increase in net assets resulting from operations	54,790,752	83,554,316	923,324	540,725

DISTRIBUTIONS:
From net investment income and net realized gains	(56,389,851)	(64,810,534)	(311,246)	(1,895,822)

Net decrease in net assets from distributions	(56,389,851)	(64,810,534)	(311,246)	(1,895,822)

SHARE TRANSACTIONS:
Proceeds from sale of shares	51,449,102	77,791,859	1,632,528	3,893,273
Reinvestment of distributions	51,355,855	59,566,051	289,210	1,794,927
Cost of shares redeemed	(47,497,703)	(218,586,219)	(2,749,166)	(6,492,503)

Net increase (decrease) in net assets resulting from share transactions	55,307,254	(81,228,309)	(827,428)	(804,303)

Net increase (decrease) in net assets	53,708,155	(62,484,527)	(215,350)	(2,159,400)

NET ASSETS:
Beginning of period	505,028,572	567,513,099	30,656,990	32,816,390

End of period	$558,736,727	$ 505,028,572	$30,441,640	$30,656,990

SHARES ISSUED & REDEEMED
Issued	3,355,585	5,333,074	107,064	258,675
Distributions reinvested	3,477,038	4,639,100	18,866	126,493
Redeemed	(3,112,269)	(15,099,653)	(182,717)	(431,848)

Net increase (decrease)	3,720,354	(5,127,479)	(56,787)	(46,680)
Outstanding at beginning of period	33,702,074	38,829,553	2,037,365	2,084,045

Outstanding at end of period	37,422,428	33,702,074	1,980,578	2,037,365

See Notes to Financial Statements.

70	Semi-Annual Report | December 31, 2019 (Unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

AGGRESSIVE INVESTORS 1

	For the Six Months Ended 12/31/19 (Unaudited)	Year Ended June 30
		2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$62.01	$74.05	$66.37	$54.75	$59.15	$56.69

Income from Investment Operations:
Net Investment Income (Loss)(a)	0.29	0.98	0.23	(0.14)	0.31	0.02
Net Realized and Unrealized Gain (Loss)	1.56	(6.93)	7.45	12.12	(4.69)	2.56

Total from Investment Operations	1.85	(5.95)	7.68	11.98	(4.38)	2.58

Less Distributions to Shareholders from:
Net Investment Income	(0.82)	(1.21)	-	(0.36)	(0.02)	(0.12)
Net Realized Gain	-	(4.88)	-	-	-	-

Total Distributions	(0.82)	(6.09)	-	(0.36)	(0.02)	(0.12)

Net Asset Value, End of Period	$63.04	$62.01	$74.05	$66.37(b)	$54.75	$59.15

Total Return	3.01%(c)	(6.67%)	11.57%(b)	21.90%(b)	(7.40%)	4.57%

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$174,738	$181,367	$227,562	$224,073	$207,229	$248,046
Expenses Before Waivers and Reimbursements	0.32%(d)(e)	0.35%(e)	0.96%	1.66%	0.63%(e)	1.32%
Expenses After Waivers and Reimbursements	0.32%(d)	0.35%	0.96%	1.66%	0.63%	1.32%
Net Investment Income (Loss) After Waivers and Reimbursements	0.93%(d)	1.52%	0.31%	(0.23%)	0.58%	0.04%
Portfolio Turnover Rate	58%(c)	102%	105%	153%	124%	107%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States; consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Not annualized.
(d)	Annualized for periods less than one year.
(e)

For the periods ended December 31, 2019, June 30, 2019 and June 30, 2016 the expense ratios were significantly lower than in other periods, due to a negative performance adjustment to the investment advisory fee. Please refer to Note 3 of the Notes to Financial Statements for further information. The rate shown may not be indicative of the rate going forward.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

ULTRA-SMALL COMPANY

	For the Six Months Ended 12/31/19 (Unaudited)	Year Ended June 30
		2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$24.16	$32.13	$30.04	$25.99	$30.37	$41.83

Income from Investment Operations:
Net Investment Income (Loss)(a)	0.08	0.28	(0.04)	0.32	0.28	0.24
Net Realized and Unrealized Gain (Loss)	0.31	(5.14)	2.73	4.06	(4.39)	(3.53)

Total from Investment Operations	0.39	(4.86)	2.69	4.38	(4.11)	(3.29)

Less Distributions to Shareholders from:
Net Investment Income	(0.28)	(0.01)	(0.41)	(0.33)	(0.27)	(0.30)
Net Realized Gain	-	(3.10)	(0.19)	-	-	(7.87)

Total Distributions	(0.28)	(3.11)	(0.60)	(0.33)	(0.27)	(8.17)

Net Asset Value, End of Period	$24.27	$24.16	$32.13	$30.04	$25.99	$30.37

Total Return	1.63%(b)	(14.48)%	9.13%	16.88%	(13.53)%	(7.60)%

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$68,924	$74,005	$96,754	$100,984	$101,451	$127,717
Expenses Before Waivers and Reimbursements	1.29%(c)	1.21%	1.18%	1.18%	1.17%	1.11%
Expenses After Waivers and Reimbursements	1.29%(c)	1.21%	1.18%	1.18%	1.17%	1.11%
Net Investment Income (Loss) After Waivers and Reimbursements	0.71%(c)	1.00%	(0.14%)	1.14%	1.05%	0.68%
Portfolio Turnover Rate	46%(b)	93%	89%	113%	101%	90%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized for periods less than one year.

See Notes to Financial Statements.

72	Semi-Annual Report | December 31, 2019 (Unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

ULTRA-SMALL COMPANY MARKET

	For the Period Ended 12/31/19 (Unaudited)	Year Ended June 30
		2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$11.34	$15.81	$14.93	$12.77	$16.18	$17.46

Income from Investment Operations:
Net Investment Income(a)	0.09	0.11	0.08	0.17	0.12	0.12
Net Realized and Unrealized Gain (Loss)	0.34	(2.93)	2.76	3.18	(1.87)	0.38

Total from Investment Operations	0.43	(2.82)	2.84	3.35	(1.75)	0.50

Less Distributions to Shareholders from:
Net Investment Income	(0.15)	(0.08)	(0.02)	(0.15)	(0.13)	(0.14)
Net Realized Gain	-	(1.57)	(1.94)	(1.04)	(1.53)	(1.64)

Total Distributions	(0.15)	(1.65)	(1.96)	(1.19)	(1.66)	(1.78)

Paid-in Capital from Redemption Fees(a)	0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.00(b)

Net Asset Value, End of Period	$11.62	$11.34	$15.81	$14.93	$12.77	$16.18

Total Return	3.84%(c)(d)	(16.98%)(d)	20.86%(d)	26.61%(d)	(10.83%)(d)	3.72%

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$216,207	$236,371	$378,144	$352,190	$331,535	$402,853
Expenses Before Waivers and Reimbursements	0.83%(e)	0.77%	0.75%	0.76%	0.75%	0.73%
Expenses After Waivers and Reimbursements	0.75%(e)	0.75%	0.75%	0.75%	0.75%	0.73%
Net Investment Income After Waivers and Reimbursements	1.70%(e)	0.84%	0.52%	1.21%	0.91%	0.74%
Portfolio Turnover Rate	17%(c)	38%	35%	31%	41%	32%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Not annualized.
(d)	Total return would have been lower had various fees not been waived during the period.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

SMALL-CAP GROWTH

	For the Period Ended 12/31/19 (Unaudited)	Year Ended June 30
		2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$24.28	$30.32	$24.92	$20.33	$21.17	$18.68

Income from Investment Operations:
Net Investment Income (Loss)(a)	(0.02)	(0.03)	0.09	0.06	0.07	(0.01)
Net Realized and Unrealized Gain (Loss)	1.12	(3.43)	5.36	4.60	(0.91)	2.51

Total from Investment Operations	1.10	(3.46)	5.45	4.66	(0.84)	2.50

Less Distributions to Shareholders from:
Net Investment Income	-	(0.10)	(0.05)	(0.07)	-	(0.01)
Net Realized Gain	(0.00)(b)	(2.48)	-	-	-	-

Total Distributions	-	(2.58)	(0.05)	(0.07)	-	(0.01)

Net Asset Value, End of Period	$25.38	$24.28	$30.32	$24.92	$20.33	$21.17

Total Return(c)	4.53%(d)	(10.81%)	21.91%	22.97%	(3.97%)	13.41%

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$36,041	$42,085	$55,472	$46,544	$36,394	$36,801
Expenses Before Waivers and Reimbursements	1.21%(e)	1.11%	1.08%	1.16%	1.20%	1.08%
Expenses After Waivers and Reimbursements	0.94%(e)	0.94%	0.94%	0.94%	0.94%	0.94%
Net Investment Income (Loss) After Waivers and Reimbursements	(0.13%)(e)	(0.10%)	0.35%	0.24%	0.36%	(0.07%)
Portfolio Turnover Rate	57%(d)	102%	122%	136%	137%	123%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Total return would have been lower had various fees not been waived during the period.
(d)	Not annualized.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

74	Semi-Annual Report | December 31, 2019 (Unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

SMALL-CAP VALUE

	For the Six Months Ended 12/31/19 (Unaudited)	Year Ended June 30
		2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$20.24	$29.60	$24.82	$20.87	$22.40	$23.06

Income from Investment Operations:
Net Investment Income(a)	0.12	0.47	0.20	0.22	0.29	0.29
Net Realized and Unrealized Gain (Loss)	1.52	(5.72)	4.81	3.97	(1.43)	(0.78)

Total from Investment Operations	1.64	(5.25)	5.01	4.19	(1.14)	(0.49)

Less Distributions to Shareholders from:
Net Investment Income	(0.51)	(0.74)	(0.23)	(0.24)	(0.39)	(0.17)
Net Realized Gain	-	(3.37)	-	-	-	-

Total Distributions	(0.51)	(4.11)	(0.23)	(0.24)	(0.39)	(0.17)

Net Asset Value, End of Period	$21.37	$20.24	$29.60	$24.82	$20.87	$22.40

Total Return(b)	8.10%(c)	(17.12%)	20.32%	20.08%	(5.02%)	(2.10%)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$44,021	$49,652	$69,317	$61,981	$58,741	$73,241
Expenses Before Waivers and Reimbursements	1.07%(d)	1.00%	0.94%	0.98%	1.03%	0.98%
Expenses After Waivers and Reimbursements	0.94%(d)	0.94%	0.94%	0.94%	0.94%	0.94%
Net Investment Income After Waivers and Reimbursements	1.21%(d)	1.97%	0.74%	0.95%	1.41%	1.30%
Portfolio Turnover Rate	40%(c)	84%	78%	77%	62%	74%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return would have been lower had various fees not been waived during the period.
(c)	Not annualized.
(d)	Annualized for periods less than one year.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

BLUE CHIP

	For the Six Months Ended 12/31/19 (Unaudited)	Year Ended June 30
		2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$14.99	$14.62	$13.71	$12.28	$11.81	$11.39

Income from Investment Operations:
Net Investment Income(a)	0.17	0.34	0.31	0.30	0.28	0.26
Net Realized and Unrealized Gain	1.41	1.75	1.33	1.44	0.49	0.39

Total from Investment Operations	1.58	2.09	1.64	1.74	0.77	0.65

Less Distributions to Shareholders from:
Net Investment Income	(0.32)	(0.31)	(0.31)	(0.31)	(0.30)	(0.23)
Net Realized Gain	(1.32)	(1.41)	(0.42)	-	-	-

Total Distributions	(1.64)	(1.72)	(0.73)	(0.31)	(0.30)	(0.23)

Net Asset Value, End of Period	$14.93	$14.99	$14.62	$13.71	$12.28	$11.81

Total Return(b)	10.68%(c)	16.26%	11.98%	14.33%	6.60%	5.77%

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$558,737	$505,029	$567,513	$550,902	$571,644	$600,823
Expenses Before Waivers and Reimbursements	0.26%(d)	0.25%	0.22%	0.25%	0.25%	0.23%
Expenses After Waivers and Reimbursements	0.15%(d)	0.15%	0.15%	0.15%	0.15%	0.15%
Net Investment Income After Waivers and Reimbursements	2.19%(d)	2.28%	2.17%	2.30%	2.42%	2.19%
Portfolio Turnover Rate	7%(c)	20%	14%	17%	23%	19%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return would have been lower had various fees not been waived during the period.
(c)	Not annualized.
(d)	Annualized for periods less than one year.

See Notes to Financial Statements.

76	Semi-Annual Report | December 31, 2019 (Unaudited)

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

MANAGED VOLATILITY

	For the Six Months Ended 12/31/19 (Unaudited)	Year Ended June 30
		2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$15.05	$15.75	$14.79	$14.20	$14.05	$13.94

Income from Investment Operations:
Net Investment Income(a)	0.07	0.16	0.10	0.06	0.04	0.00(b)
Net Realized and Unrealized Gain	0.41	0.06	0.95	0.59	0.11	0.13

Total from Investment Operations	0.48	0.22	1.05	0.65	0.15	0.13

Less Distributions to Shareholders from:
Net Investment Income	(0.16)	(0.31)	(0.09)	(0.06)	0.00(b)	(0.02)
Net Realized Gain	-	(0.61)	----

Total Distributions	(0.16)	(0.92)	(0.09)	(0.06)	0.00(b)	(0.02)

Net Asset Value, End of Period	$15.37	$15.05	$15.75	$14.79	$14.20	$14.05

Total Return(c)	3.18%(d)	1.74%	7.11%	4.59%	1.10%	0.92%

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$30,442	$30,657	$32,816	$36,523	$57,586	$59,008
Expenses Before Waivers and Reimbursements	1.29%(e)	1.24%	1.20%	1.12%	1.06%	1.04%
Expenses After Waivers and Reimbursements	0.94%(e)	0.94%	0.94%	0.94%	0.94%	0.94%
Net Investment Income After Waivers and Reimbursements	0.92%(e)	1.06%	0.64%	0.42%	0.31%	0.03%
Portfolio Turnover Rate	18%(d)	69%	50%	50%	54%	38%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Total return would have been lower had various fees not been waived during the period.
(d)	Not annualized.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2019 (Unaudited)

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with nine investment funds as of December 31, 2019. Effective May 31, 2019, the name of the Blue Chip 35 Index Fund was changed to Blue Chip Fund. The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Growth, Small-Cap Value, Blue Chip and Managed Volatility Funds are presented in this report (each is referred to as a “Fund” and collectively, the “Funds”). The Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are included in a separate report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of December 31, 2019, 100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Growth, and Small-Cap Value Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

The Ultra-Small Company Fund is open to existing investors (direct only).

All of the Funds are no-load, diversified funds.

The Aggressive Investors 1 Fund seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three year intervals or more).

The Ultra-Small Company, Ultra-Small Company Market, Small-Cap Growth and Small-Cap Value Funds seek to provide a long-term total return on capital, primarily through capital appreciation.

The Blue Chip Fund seeks to provide long-term total return on capital, primarily through capital appreciation, but also some income.

The Managed Volatility Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

Securities, Options, Futures and Other Investments Valuation Other than options, securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, the securities are valued based on the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their primary exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Fixed income securities are valued on the basis of current market quotations provided by a pricing service. Options are valued at the close if there is trading volume and, if there is no trading volume, the options are valued at the bid on long positions and the ask on the short positions.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019 (Unaudited)

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain U.S. Government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

The Fidelity Investments Money Market Government Portfolio - Class I, which is held by each Fund, invests primarily in securities that are valued at amortized cost. Therefore, this investment is classified as a Level 2 investment.

●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the results of the Funds’ operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of December 31, 2019 is included with each Fund’s Schedule of Investments.

Details regarding material transfers into, and material transfers out of, Level 3, if any, can be found at the end of each Schedule of Investments for Funds that held Level 3 securities.

Securities Lending Upon lending its securities to third parties, each participating Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. The

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December 31, 2019 (Unaudited)

remaining contractual maturity of all securities lending transactions is overnight and continuous. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or re-pledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any unrealized gain or loss in the fair value of the securities loaned.

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

The market value of securities on loan, all of which are classified as common stocks in the Funds’ Schedules of Investments, and the value of the related cash collateral are shown in the Statements of Assets and Liabilities as a component of Investments at value. During the period ended December 31, 2019 the Blue Chip Fund and the Managed Volatility Fund did not have any securities lending transactions.

The following table is a summary of the Funds’ payable upon return of securities loaned and related cash collateral, which are subject to a netting agreement as of December 31, 2019:

Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount

Aggressive Investors 1
Securities lending	$ 6,937,723	-	$ 6,937,723	-	$ 6,937,723	-

Ultra-Small Company
Securities lending	$ 1,618,090	-	$ 1,618,090	-	$ 1,618,090	-

Ultra-Small Company Market
Securities lending	$21,847,383	-	$21,847,383	-	$21,847,383	-

Small-Cap Growth
Securities lending	$ 1,840,670	-	$ 1,840,670	-	$ 1,840,670	-

Small-Cap Value
Securities lending	$ 3,409,392	-	$ 3,409,392	-	$ 3,409,392	-

[1]	Securities loaned with a value of $40,115 and $184,240 in Small-Cap Value and Ultra-Small Company Market have been sold and are pending settlement on January 2, 2020, respectively.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019 (Unaudited)

The following table summarizes the securities received as non-cash collateral and cash collateral for securities lending:

	Non-Cash Collateral
Fund	Collateral Type	Coupon Range		Maturity Date Range	Market Value	Cash Collateral	Total Collateral	Market Value of Securities on Loan

Aggressive Investors 1
Securities lending	U.S.Gov’t Obligations	0.00% 8.50%	-	1/09/20- 11/15/49	$12,751,217	$6,937,723	$19,688,940	$19,305,022

Ultra-Small Company
Securities lending	U.S.Gov’t Obligations	0.13% 3.13%	-	4/15/20- 05/15/47	$1,021,922	$1,618,090	$2,640,012	$ 2,512,696

Ultra-Small Company Market
Securities lending	U.S.Gov’t Obligations	0.00% 8.50%	-	1/09/20- 11/15/49	$2,529,138	$21,847,383	$24,376,521	$23,625,032

Small-Cap Growth
Securities lending	U.S.Gov’t Obligations	0.00% 8.50%	-	1/09/20- 11/15/49	$3,856,254	$1,840,670	$5,696,924	$ 5,569,155

Small-Cap Value
Securities lending	U.S.Gov’t Obligations	0.00% 8.50%	-	1/09/20- 11/15/49	$3,634,525	$3,409,392	$7,043,917	$ 6,941,242
It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of December 31, 2019 the collateral consisted of an institutional government money market fund and U.S. Government Obligations.

Use of Estimates in Financial Statements In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities on the date of the financial statements and the disclosure of contingent assets and liabilities on the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations of Credit Risk The Funds maintain cash and securities in their custody account maintained by a high-credit, quality financial institution. Cash balances may, at times, exceed the FDIC insurance limit. Cash balances are generally invested in a short-term investment vehicle, which minimizes the risk of cash balances exceeding the FDIC insurance limit.

Risks and Uncertainties The Funds provide for various investment options, including stocks, bonds and call and put options. Such investments are exposed to risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Investment Income and Expenses Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Particularly as related to the Managed Volatility Fund, discounts and premiums are accreted/amortized on the effective interest method.

Fund expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets or other appropriate basis.

Distributions to Shareholders The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

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December 31, 2019 (Unaudited)

Derivatives

The Funds’ use of derivatives for the period ended December 31, 2019 was limited to futures contracts, purchased options, and written options. The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds, categorized by primary underlying risk.

Primary Underlying Risk/Fund	Derivative Assets	Derivative Liabilities	Location on Statement of Assets and Liabilities

Equity Risk
Managed Volatility:
Written Put Options	-	$153,944	Put options written at value
Written Call Options	-	473,299	Call options written at value

Primary Underlying Risk/Fund	Amount of Realized Gain (Loss) on Derivatives	Amount of Unrealized Gain (Loss) on Derivatives	Location of Gain (Loss) in the Statement of Operations

Equity Risk
Managed Volatility:
Written Options	$ 286,452		Realized Gain (Loss) on Written Options
Change in Unrealized Appreciation
		$(92,451)	(Depreciation) on Written Options

Futures Contracts	$(946,532)	-	Realized Gain (Loss) on Futures Contracts

The derivative instruments outstanding as of December 31, 2019, as disclosed in the Notes to the Financial Statements, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statements of Operations, serve as indicators of the volume of derivatives activity for the Funds.

Futures Contracts The Funds may purchase or sell financial futures contracts to hedge cash positions, manage market risk, and to dampen volatility in line with investment objectives. A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash or U.S. Government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund’s exposure in these financial instruments. A Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, such Fund agrees to receive from, or pay to, the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized appreciation or depreciation. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. With futures, there is minimal counterparty risk to the Funds, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of December 31, 2019, the Funds had no open futures contracts.

Options The Aggressive Investors 1 Fund may buy and sell calls and puts to increase or decrease the Fund’s exposure to stock market risk or for purposes of diversification of risk. The Managed Volatility Fund may buy and sell calls and puts to reduce the Fund’s volatility and provide some cash flow. An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in such Fund’s Schedule of Investments as an investment and subsequently marked-to-market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by such Fund is included in its Statement of Assets and Liabilities as a liability and is subsequently marked-to-market to reflect the current market value of the option written. If an option that a Fund has written either expires on its stipulated expiration date, or if such Fund enters into a closing purchase transaction, that Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that a Fund has written is assigned,

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019 (Unaudited)

such Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that such Fund purchased upon exercise of the option. Buying calls increases a Fund’s exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Fund’s exposure to a stock market decline. All options purchased by the Funds were listed on exchanges and considered liquid positions with readily available market quotes.

Covered Call Options and Secured Puts The Aggressive Investors 1 and Managed Volatility Funds may write call options on a covered basis; that is, a Fund will own the underlying security, or a Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes.

Outstanding written options as of December 31, 2019 for the Managed Volatility Fund are included in the Schedule of Investments. The Aggressive Investors 1 Fund had no transactions in written options during the period ended December 31, 2019.

Indemnification Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee pursuant to each Fund’s management agreement, as described below.

Aggressive Investors 1 Fund, Small-Cap Growth Fund and Small-Cap Value Fund each have management fees that are comprised of a base fee, which is applied to the Fund’s average annual net assets, and a performance adjustment, which adjusts the fee upward or downward depending on a Fund’s performance relative to the applicable market index over a rolling five-year performance period, and is applied to the Fund’s average daily net assets over this performance period.

Because the performance adjustment is based on a Fund’s performance relative to the applicable market index, and not the Fund’s absolute performance, the performance adjustment could increase the Adviser’s fee even if the Fund’s shares lose value over the performance period provided that the Fund outperformed its market index, or could decrease the Adviser’s fee even if the Fund’s shares increase in value during the performance period provided that the Fund underperformed its market index. Also, depending on a Fund’s performance relative to the applicable market index over the rolling five-year performance period, the performance adjustment could increase the Adviser’s fee even if the Fund has experienced underperformance relative to its market index in the short-term, or could decrease the Adviser’s fee even if the Fund has experienced outperformance relative to its market index in the short-term. However, no performance fee adjustment will be applied to the Adviser’s fee if the cumulative difference between a Fund’s performance and that of the applicable market index is less than or equal to 2% over the rolling five-year performance period.

Additionally, because the base fee is applied to average annual net assets, and the performance adjustment is calculated over a rolling five-year performance period, it is possible that if a Fund underperforms the applicable market index significantly over the performance period, and the Fund’s assets have declined significantly over that performance period, the negative performance adjustment may exceed the base fee. In this event, the Adviser would make a payment to the Fund.

Aggressive Investors 1: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million, 0.85% of the next $500 million and 0.80% of any excess over $1 billion.

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NOTES TO FINANCIAL STATEMENTS (continued)

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The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Composite Stock Price Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Ultra-Small Company: The Fund pays advisory fees based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The management fees are computed daily and are payable monthly. However, during any period when the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

Ultra-Small Company Market: The Fund’s advisory fee is a flat 0.50% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Small-Cap Growth and Small-Cap Value: A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of each Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Growth Index for Small-Cap Growth Fund and the Russell 2000 Value Index for Small-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Blue Chip: The Fund’s advisory fee is a flat 0.08% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Managed Volatility: The Fund’s advisory fee is a flat 0.60% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations: The Adviser has agreed to reimburse the Funds for operating expenses and management fees above the expense limitations shown in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the period ended December 31, 2019. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

Bridgeway Fund	Expense Limitation	Total Waivers and Reimbursements for Period Ended 12/31/19

Aggressive Investors 1	1.75%	$ -
Ultra-Small Company	1.85%	-
Ultra-Small Company Market	0.75%	88,783
Small-Cap Growth	0.94%	50,401
Small-Cap Value	0.94%	30,639
Blue Chip	0.15%	281,670
Managed Volatility	0.94%	52,955

Other Related Party Transactions: The Funds will engage in inter-portfolio trades when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. Inter-portfolio purchases and sales during the period ended December 31, 2019 were as follows:

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019 (Unaudited)

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales

Aggressive Investors 1	$ 550,849	$1,603,680
Ultra-Small Company	5,158,797	2,377,356
Ultra-Small Company Market	5,334,681	9,135,931
Small-Cap Growth	414,155	1,533,241
Small-Cap Value	757,830	1,753,029

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds, including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Bridgeway Funds, the Adviser is paid an aggregate annual fee of $775,000, payable in equal monthly installments. For the allocation of this expense to each of the Funds, please see the Statements of Operations.

Board of Directors Compensation Independent Directors are paid an annual retainer of $20,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. In addition, effective November 14, 2019, Independent Directors are paid $12,000 per meeting for meeting fees. Prior to November 14, 2019, the meeting fee was $11,000 per meeting. Such compensation is the total compensation from all Bridgeway Funds and is allocated among the Bridgeway Funds.

Independent Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Under the 1940 Act definitions, he is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery is borne by the Adviser rather than the Funds.

4. Distribution Agreement:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares, pursuant to a Distribution Agreement dated May 31, 2017. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019 (Unaudited)

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the period ended December 31, 2019 were as follows:

	Purchases		Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other

Aggressive Investors 1	$ -	$100,991,525	$ -	$109,791,957
Ultra-Small Company	-	32,280,086	-	38,143,628
Ultra-Small Company Market	-	37,798,345	-	60,130,611
Small-Cap Growth	-	21,279,472	-	28,512,977
Small-Cap Value	-	18,774,633	-	27,856,896
Blue Chip	-	39,163,240	-	35,194,007
Managed Volatility	-	3,342,935	-	5,645,858

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), applicable to regulated investment companies, and to distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

86	Semi-Annual Report | December 31, 2019 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019 (Unaudited)

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/ depreciation and the cost of investment securities for tax purposes, including short-term securities as of December 31, 2019, were as follows:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Gross appreciation (excess of value over tax cost)	$ 20,385,308	$ 9,345,103	$ 57,803,565
Gross depreciation (excess of tax cost over value)	(5,263,970)	(13,952,023)	(28,097,102)

Net unrealized appreciation (depreciation)	$ 15,121,338	$ (4,606,920)	$ 29,706,463

Cost of investments for income tax purposes	$166,679,317	$ 75,833,235	$ 208,902,372

	Small-Cap Growth	Small-Cap Value
Gross appreciation (excess of value over tax cost)	$ 5,134,257	$ 5,130,933
Gross depreciation (excess of tax cost over value)	(1,128,040)	(2,690,784)

Net unrealized (depreciation)	$ 4,006,217	$ 2,440,149
Cost of investments for income tax purposes	$34,076,125	$44,977,088

	Blue Chip	Managed Volatility
Gross appreciation (excess of value over tax cost)	$298,496,839	$ 7,991,948
Gross depreciation (excess of tax cost over value)	(4,866,431)	(164,955)

Net unrealized appreciation	$293,630,408	$ 7,826,993
Cost of investments for income tax purposes	$264,379,039	$21,702,280

The differences between book and tax net unrealized appreciation (depreciation) are primarily due to wash sale and straddle loss deferrals and basis adjustments on investments in business development companies, partnerships and passive foreign investment companies (PFICs).

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2019 and June 30, 2018, respectively, are as follows:

	Aggressive Investors 1		Ultra-Small Company
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018

Distributions paid from:
Ordinary Income	$ 3,559,542	$ -	$ 31,355	$1,299,999
Long-Term Capital Gain	14,282,874	-	8,945,451	614,549
Total	$17,842,416	$ -	$8,976,806	$1,914,548

	Ultra-Small Company Market		Small-Cap Growth
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018

Distributions paid from:
Ordinary Income	$1,740,331	$449,185	$ 173,020	$98,928
Long-Term Capital Gain	36,117,247	43,056,482	4,355,880	-
Total	$37,857,578	$43,505,667	$4,528,900	$98,928

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019 (Unaudited)

	Small-Cap Value		Blue Chip
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018

Distributions paid from:
Ordinary Income	$1,650,853	$547,906	$11,830,171	$11,665,340
Long-Term Capital Gain	7,514,056	-	52,980,363	15,737,305
Total	$9,164,909	$547,906	$64,810,534	$27,402,645

	Managed Volatility
	Year Ended June 30, 2019	Year Ended June 30, 2018
Distributions paid from:
Ordinary Income	$630,480	$194,557
Long-Term Capital Gain	1,265,342	-
Total	$1,895,822	$194,557

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after June 30, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses.

As of June 30, 2019, the following Funds had capital loss carryovers available to offset future realized capital gains which are not subject to expiration:

	Short-term	Long-Term	Total
Aggressive Investors 1	$ 42,262	$ -	$ 42,262
Small-Cap Value	693,062	-	693,062

Components of Accumulated Earnings As of June 30, 2019, the components of accumulated earnings on a tax basis were:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Accumulated Net Investment Income	$-	$780,748	$2,465,910
Accumulated Net Realized Gain (Loss) on Investments*	(11,829,915)	(334,986)	(2,376,226)
Net Unrealized Appreciation of Investments	8,719,969	(6,546,159)	24,516,913
Total	$(3,109,946)	$(6,100,397)	$24,606,597

	Small-Cap Growth	Small-Cap Value
Accumulated Net Investment Income	$-	$-
Accumulated Net Realized Gain (Loss) on Investments*	(1,724,248)	(3,088,648)
Net Unrealized Appreciation of Investments	2,298,361	(1,843,681)
Total	$574,113	$(4,932,329)

88	Semi-Annual Report | December 31, 2019 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019 (Unaudited)

	Blue Chip	Managed Volatility
Accumulated Net Investment Income	$5,174,345	$-
Accumulated Net Realized Gain (Loss) on Investments*	42,452,769	(222,268)
Net Unrealized Appreciation of Investments	259,388,364	6,470,273
Total	$307,015,478	$6,248,005

*

Includes qualified late-year losses that the Funds have elected to defer to the beginning of their next fiscal year ending June 30, 2020. The Small-Cap Growth Fund has elected to defer qualified ordinary late year losses of ($43,278). The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Value, Blue Chip and Managed Volatility Funds have no deferred qualified ordinary late-year losses. The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Growth, Small-Cap Value and Managed Volatility Funds have elected to defer late-year short term capital losses of ($10,983,638), ($334,986), ($2,376,226), ($1,680,970), ($2,422,773) and ($401,870). The Blue Chip Fund has no deferred late-year short term capital losses. The Aggressive Investors 1, Small-Cap Value and Managed Volatility Funds have elected to defer late-year long term capital gains/(losses) of ($804,015), $27,187 and $179,602. The Ultra-Small Company, Ultra-Small Company Market, Small-Cap Growth and Blue Chip Funds have no deferred late-year long term capital losses.

For the fiscal year June 30, 2019, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)
	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Paid-In Capital	$(14,282,874)	$67,893	$214,427
Distributable Earnings	14,282,874	(67,893)	(214,427)

	Increase (Decrease)
	Small-Cap Growth	Small-Cap Value
Paid-In Capital	$(2,198,309)	$(7,514,056)
Distributable Earnings	2,198,309	7,514,056

	Increase (Decrease)
	Blue Chip	Managed Volatility
Paid-In Capital	$6,068,315	$(189,367)
Distributable Earnings	(6,068,315)	189,367

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes, excess distributions, the write-off of unused net operating loss, and redesignation of dividends paid and investments in PFICs.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in the individual Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon, effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 10, 2020. Advances under the Facility are limited to $15,000,000 in total for all Funds, and advances to each Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Fund is permitted to borrow under the 1940 Act.

The Funds incur a facility fee of 0.085% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-Month Eurodollar Rate. The facility fees

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NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019 (Unaudited)

are payable quarterly in arrears and are allocated to all participating Funds. Interest expense is charged directly to a Fund based upon actual amounts borrowed by such Fund.

For the period ended December 31, 2019, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Aggressive Investors 1	3.11%	$ 770,097	31	$2,064	$2,806,000
Ultra-Small Company	3.25%	354,961	102	3,271	920,000
Ultra-Small Company Market	3.20%	1,098,474	78	7,617	2,828,000
Small-Cap Growth	3.35%	298,978	92	2,559	1,509,000
Small-Cap Value	3.13%	1,768,684	19	2,923	4,953,000
Blue Chip	3.21%	560,262	42	2,101	3,272,000
[1]Interest expense is included on the Statements of Operations in Miscellaneous expenses.

On December 31, 2019, Ultra-Small Company Market and Small-Cap Value had loans outstanding in the amounts of $1,178,000 and $248,000, respectively, exclusive of interest payable on the loans.

8. Redemption Fees

In Ultra-Small Company Market Fund, a 2% redemption fee may be charged on shares held less than six months. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital.

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

90	Semi-Annual Report | December 31, 2019 (Unaudited)

OTHER INFORMATION

December 31, 2019 (Unaudited)

1. Proxy Voting

Fund policies and procedures used in determining how to vote proxies relating to the Funds’ securities and a summary of proxies voted by the Funds for the period ended June 30, 2019 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

2. Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual Shareholder Reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days after the end of the period. Copies of the Funds’ Form N-PORT exhibit are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy the Funds’ Form N-PORT exhibit at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

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DISCLOSURE OF FUND EXPENSES

December 31, 2019 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are no exchange fees. Shareholders are subject to redemption fees on the Ultra-Small Company Market Fund under certain circumstances. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2019 and held until December 31, 2019.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 7/1/19	Ending Account Value at 12/31/19	Expense Ratio	Expenses Paid During Period* 7/1/19 - 12/31/19

Bridgeway Aggressive Investors 1 Fund
Actual Fund Return	$1,000.00	$1,030.10	0.32%	$1.63
Hypothetical Fund Return	$1,000.00	$1,023.53	0.32%	$1.63

Bridgeway Ultra-Small Company Fund
Actual Fund Return	$1,000.00	$1,016.30	1.29%	$6.54
Hypothetical Fund Return	$1,000.00	$1,018.65	1.29%	$6.55

Bridgeway Ultra-Small Company Market Fund
Actual Fund Return	$1,000.00	$1,038.40	0.75%	$3.84
Hypothetical Fund Return	$1,000.00	$1,021.37	0.75%	$3.81

Bridgeway Small-Cap Growth Fund
Actual Fund Return	$1,000.00	$1,045.30	0.94%	$4.83
Hypothetical Fund Return	$1,000.00	$1,020.41	0.94%	$4.77

Bridgeway Small-Cap Value Fund
Actual Fund Return	$1,000.00	$1,081.00	0.94%	$4.92
Hypothetical Fund Return	$1,000.00	$1,020.41	0.94%	$4.77

Bridgeway Blue Chip Fund
Actual Fund Return	$1,000.00	$1,106.80	0.15%	$0.79
Hypothetical Fund Return	$1,000.00	$1,024.38	0.15%	$0.76

92	Semi-Annual Report | December 31, 2019 (Unaudited)

DISCLOSURE OF FUND EXPENSES (continued)

December 31, 2019 (Unaudited)

	Beginning Account Value at 7/1/19	Ending Account Value at 12/31/19	Expense Ratio	Expenses Paid During Period* 7/1/19 - 12/31/19

Bridgeway Managed Volatility
Actual Fund Return	$1,000.00	$1,031.80	0.94%	$4.80
Hypothetical Fund Return	$1,000.00	$1,020.41	0.94%	$4.77

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (184) divided by the number of days in the fiscal year (366).

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BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAIs) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds are also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@sec.gov.

A no-load mutual fund family

Semi-Annual Report December 31, 2019 (Unaudited)

OMNI SMALL-CAP VALUE	BOSVX

OMNI TAX-MANAGED SMALL-CAP VALUE	BOTSX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (bridgeway.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-661-3550.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-661-3550 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or to all Funds held with the fund complex if you invest directly with a Fund.

bridgeway.com

Bridgeway Funds Standardized Returns as of December 31, 2019 (Unaudited)

			Annualized
							Gross	Net
Fund[1]	Quarter	Six Months	1 Year	5 Years	Inception to Date	Inception Date	Expense Ratio[2]	Expense Ratio[2]
Omni Small-Cap Value	9.07%	6.73%	13.89%	4.67%	10.17%	8/31/2011	0.72%	0.62%
Omni Tax-Managed Small-Cap Value	9.37%	7.63%	14.28%	5.19%	8.25%	12/31/2010	0.72%	0.60%

[1]

Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser is contractually obligated to waive fees and/or reimburse expenses. Any material change to this Fund policy would require a vote by shareholders.

[2]	Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of December 31, 2019.

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit our website at bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains. Periods of less than one year are not annualized.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM

December 31, 2019

Dear Fellow Shareholders,

At Bridgeway, we have a shared passion for applying logic, data and evidence to develop investment solutions. Our Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are constructed based on fundamental academic research that relies on market efficiency to better capture risk premiums. We manage these Funds to provide broad diversification within the small-cap value universe and to keep transaction fees and expenses low. Bridgeway offers the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds through a select group of advisors. We are committed to advisors and their clients who take a long-term perspective and whose investment goals fit our unique expertise: delivering investment solutions that are statistically driven and grounded in academic theory.

Thank you for your investment in Bridgeway’s Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds.

Sincerely,
Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Market Review

Performance across domestic equity markets was positive for the December 2019 quarter. Broad market returns for the quarter rose +9.10% as represented by the Russell 3000 Index.

For the calendar year ended December 31, 2019, broad market stocks advanced 31.02%, as represented by the Russell 3000 Index. Growth stocks outperformed value stocks in all size categories, and larger stocks outperformed their smaller peers. As result, large-cap growth stocks, as represented by the Russell 1000 Growth Index, had the best 12-month performance, returning +36.39%. Small-cap value stocks, as represented by the Russell 2000 Value Index, had the year’s worst performance, returning +22.39%.

The following table presents returns for broad market, small-cap, mid-cap, and large-cap stocks, as represented by various style-based Russell Indexes. Size (market capitalization) and style (value/growth) are among the key factors that drive differences in returns among U.S. stock returns.

Russell Style-Based Indexes Ranked by Performance for the Quarter and Calendar Year Ended December 31, 2019

	Quarter	Calendar Year

Best Performing	+11.39% Russell 2000 Growth Index	+36.39% Russell 1000 Growth Index

	+10.67% Russell 3000 Growth Index	+35.85% Russell 3000 Growth Index

	+10.62% Russell 1000 Growth Index	+35.47% Russell Midcap Growth Index

	+8.49% Russell 2000 Value Index	+28.48% Russell 2000 Growth Index

	+8.17% Russell Midcap Growth Index	+27.06% Russell Midcap Value Index

	+7.48% Russell 3000 Value Index	+26.54% Russell 1000 Value Index

	+7.41% Russell 1000 Value Index	+26.26% Russell 3000 Value Index

Worst Performing	+6.36% Russell Midcap Value Index	+22.39% Russell 2000 Value Index

The Bridgeway Omni Funds are asset class exposure strategies that seek broad diversification and strive for risk premium exposure. These Funds were designed to capture the size and style benefits within the small-cap value asset class.

2	Semi-Annual Report | December 31, 2019 (Unaudited)

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

December 31, 2019

Dear Fellow Omni Small-Cap Value Fund Shareholder,

For the quarter ended December 31, 2019, our Fund returned +9.07%, outperforming our primary market benchmark, the Russell 2000 Value Index (+8.49%).

For the calendar year, our Fund returned +13.89%, underperforming the Russell 2000 Value Index (+22.39%).

The table below presents our December quarter, six-month, one-year, five-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2019

				Annualized
					Since Inception
	Quarter	6 Months	1 Year	5 Years	(8/31/11)

Omni Small-Cap Value Fund	9.07%	6.73%	13.89%	4.67%	10.17%
Russell 2000 Value Index	8.49%	7.87%	22.39%	6.99%	11.06%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

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Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception August 31, 2011 to December 31, 2019

Detailed Explanation of Quarterly Performance

The Omni Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. This approach is sometimes referred to as “passive, asset class investing.” As of December 31, 2019, we held 628 such stocks in a market-cap weighted style. We make no attempt to track any particular index in either performance or statistics.

The Fund’s tilt toward smaller stocks in the small-cap value universe was a leading contributor to relative results, as smaller stocks outperformed their larger counterparts during the quarter. The Fund’s tilt toward deeper value stocks across multiple valuation metrics also helped relative performance.

By design, the Fund does not hold Real Estate Investment Trusts (REITs) or Utilities stocks. The lack of exposure to both these types of stocks added to relative results.

Detailed Explanation of Calendar Year Performance

The Fund’s tilt toward deeper value stocks across multiple valuation metrics was a leading detractor from relative performance. A tilt toward smaller stocks in the small-cap value universe also hurt relative results, as smaller stocks underperformed their larger counterparts for the 12-month period.

By design, the Fund does not hold Real Estate Investment Trusts (REITs) and Utilities stocks. Our lack of exposure to REITs hurt relative results, but the Fund’s relative performance benefited slightly from the lack of exposure to Utilities stocks.

4	Semi-Annual Report | December 31, 2019 (Unaudited)

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of December 31, 2019

Rank	Description	Industry	% of Net Assets
1	Group 1 Automotive, Inc.	Consumer Discretionary	0.8%
2	Aircastle, Ltd.	Industrials	0.8%
3	TTM Technologies, Inc.	Information Technology	0.8%
4	Meritage Homes Corp.	Consumer Discretionary	0.7%
5	Gray Television, Inc.	Communication Services	0.7%
6	Scorpio Tankers, Inc.	Energy	0.7%
7	BMC Stock Holdings, Inc.	Industrials	0.7%
8	Insight Enterprises, Inc.	Information Technology	0.6%
9	Prestige Consumer Healthcare, Inc.	Health Care	0.6%
10	Rush Enterprises, Inc., Class A	Industrials	0.6%
	Total		7.0%

Industry Sector Representation as of December 31, 2019

	% of Net Assets	% of Russell 2000 Value Index	Difference
Communication Services	4.0%	2.2%	1.8%
Consumer Discretionary	13.4%	9.7%	3.7%
Consumer Staples	4.2%	2.7%	1.5%
Energy	14.2%	5.8%	8.4%
Financials	31.5%	30.2%	1.3%
Health Care	2.9%	5.4%	-2.5%
Industrials	15.1%	12.7%	2.4%
Information Technology	7.9%	9.6%	-1.7%
Materials	5.9%	4.7%	1.2%
Real Estate	0.2%	11.1%	-10.9%
Utilities	0.0%	5.9%	-5.9%
Cash & Other Assets	0.7%	0.0%	0.7%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2019, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

bridgeway.com	5

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Omni Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

6	Semi-Annual Report | December 31, 2019 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited)

Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

COMMON STOCKS - 99.25%
Communication Services - 3.96%
A.H. Belo Corp., Class A	65,500	$184,710
Alaska Communications Systems Group, Inc.*	377,100	667,467
AMC Entertainment Holdings, Inc., Class A+	306,900	2,221,956
ATN International, Inc.	28,500	1,578,615
Consolidated Communications Holdings, Inc.+	299,000	1,160,120
Cumulus Media, Inc., Class A*	89,000	1,563,730
DHI Group, Inc.*	231,900	698,019
Emerald Expositions Events, Inc.+	70,000	738,500
Emmis Communications Corp., Class A*	102,700	413,881
Entercom Communications Corp., Class A	363,695	1,687,545
Entravision Communications Corp., Class A	190,300	498,586
Eros International PLC*+	237,750	805,972
EW Scripps Co. (The), Class A+	175,500	2,757,105
Fluent, Inc.*	187,900	469,750
Gannett Co., Inc.+	355,212	2,266,253
Gray Television, Inc.*	346,200	7,422,528
Liberty TripAdvisor Holdings, Inc., Class A*	55,000	404,250
Marcus Corp. (The)	82,250	2,613,082
Meet Group, Inc. (The)*+	179,500	899,295
Meredith Corp.+	150,000	4,870,500
Saga Communications, Inc., Class A+	20,761	631,134
Salem Media Group, Inc.	89,800	129,312
Scholastic Corp.+	131,490	5,055,790
Townsquare Media, Inc., Class A	120,000	1,196,400
Urban One, Inc.*	101,800	193,420

		41,127,920
Consumer Discretionary - 13.37%
Abercrombie & Fitch Co., Class A+	150,000	2,593,500
Adtalem Global Education, Inc.*+	117,500	4,108,975
AMCON Distributing Co.	1,350	97,213
American Axle & Manufacturing Holdings, Inc.*	392,200	4,220,072
American Outdoor Brands Corp.*	184,327	1,710,555
American Public Education, Inc.*	57,600	1,577,664
Ark Restaurants Corp.	12,600	279,720

Industry Company	Shares	Value

Consumer Discretionary (continued)
Barnes & Noble Education, Inc.*	186,824	$797,738
Bassett Furniture Industries, Inc.	77,400	1,291,032
BBX Capital Corp.	326,039	1,555,206
Beazer Homes USA, Inc.*	120,000	1,695,600
Bed Bath & Beyond, Inc.+	65,000	1,124,500
Big Lots, Inc.+	125,000	3,590,000
Biglari Holdings, Inc., Class B*	7,500	858,150
Build-A-Bear Workshop, Inc.*+	49,500	160,380
Caleres, Inc.+	168,500	4,001,875
Canterbury Park Holding Corp.	3,900	48,360
Carriage Services, Inc.	40,000	1,024,000
Carrols Restaurant Group, Inc.*+	137,600	970,080
Cato Corp. (The), Class A	65,000	1,131,000
Century Casinos, Inc.*	124,600	986,832
Chico’s FAS, Inc.+	216,200	823,722
China Automotive Systems, Inc.*	77,500	244,125
China XD Plastics Co., Ltd.*	100,000	179,000
Citi Trends, Inc.	78,840	1,822,781
Conn’s, Inc.*+	90,500	1,121,295
Container Store Group, Inc. (The)*+	141,150	595,653
Cooper Tire & Rubber Co.	143,250	4,118,437
Crown Crafts, Inc.	21,050	129,457
Culp, Inc.	30,000	408,600
Del Taco Restaurants, Inc.*	182,300	1,441,081
Delta Apparel, Inc.*	29,900	929,890
Destination XL Group, Inc.*	89,800	114,944
Dillard’s, Inc., Class A+	68,000	4,996,640
Dixie Group, Inc. (The)*	34,800	39,672
Ethan Allen Interiors, Inc.	82,500	1,572,450
Express, Inc.*+	197,000	959,390
Fiesta Restaurant Group, Inc.*+	60,000	593,400
Flanigan’s Enterprises, Inc.	2,500	55,350
Flexsteel Industries, Inc.	6,800	135,456
Fossil Group, Inc.*+	162,300	1,278,924
Full House Resorts, Inc.*	71,000	237,850
GameStop Corp., Class A+	350,000	2,128,000
Genesco, Inc.*+	73,500	3,522,120
G-III Apparel Group, Ltd.*+	115,000	3,852,500
Golden Entertainment, Inc.*	64,500	1,239,690
Good Times Restaurants, Inc.*+	106,000	168,540
Group 1 Automotive, Inc.+	84,000	8,400,000
Haverty Furniture Cos., Inc.	98,400	1,983,744

bridgeway.com	7

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Consumer Discretionary (continued)
Hibbett Sports, Inc.*+	76,900	$2,156,276
Houghton Mifflin Harcourt Co.*	383,600	2,397,500
J Alexander’s Holdings, Inc.*	55,650	532,014
J. Jill, Inc.+	145,000	163,850
JAKKS Pacific, Inc.*	118,700	122,261
K12, Inc.*	151,917	3,091,511
Lands’ End, Inc.*+	92,600	1,555,680
Libbey, Inc.*	60,000	87,000
Lifetime Brands, Inc.	41,150	285,992
Live Ventures, Inc.*+	3,200	24,064
MarineMax, Inc.*	87,000	1,452,030
Meritage Homes Corp.*	123,442	7,543,541
Modine Manufacturing Co.*	235,800	1,815,660
Movado Group, Inc.+	75,000	1,630,500
Office Depot, Inc.	1,385,000	3,794,900
P&F Industries, Inc., Class A	696	4,775
Party City Holdco, Inc.*+	258,200	604,188
Playa Hotels & Resorts NV*	481,800	4,047,120
Red Robin Gourmet Burgers, Inc.*+	51,000	1,684,020
Rent-A-Center, Inc.	8,700	250,908
Rocky Brands, Inc.+	28,300	832,869
RTW RetailWinds, Inc.*	165,400	132,485
Sequential Brands Group, Inc.*	155,000	53,088
Shiloh Industries, Inc.*	71,500	254,540
Shoe Carnival, Inc.+	63,600	2,371,008
Signet Jewelers, Ltd.+	105,000	2,282,700
Sonic Automotive, Inc., Class A	132,600	4,110,600
SORL Auto Parts, Inc.*+	129,900	576,756
Sportsman’s Warehouse Holdings, Inc.*	100,000	803,000
Stein Mart, Inc.*	83,200	55,677
Strattec Security Corp.	18,800	417,548
Superior Group of Cos., Inc.	36,200	490,148
Tandy Leather Factory, Inc.*+	22,700	129,617
Tilly’s, Inc., Class A	88,300	1,081,675
TravelCenters of America, Inc.*	62,640	1,074,276
TRI Pointe Group, Inc.*+	266,000	4,144,280
Tuesday Morning Corp.*	148,700	275,095
Vera Bradley, Inc.*+	149,200	1,760,560
Vista Outdoor, Inc.*	164,087	1,227,371
VOXX International Corp.*	75,100	328,938
William Lyon Homes, Class A*	80,500	1,608,390
ZAGG, Inc.*+	75,000	608,250
Zumiez, Inc.*	119,400	4,124,076

		138,901,900

Industry Company	Shares	Value

Consumer Staples - 4.16%
Alico, Inc.	25,761	$923,017
Andersons, Inc. (The)+	88,100	2,227,168
B&G Foods, Inc.+	185,000	3,317,050
Central Garden & Pet Co.*	10,000	310,700
Central Garden & Pet Co., Class A*	80,000	2,348,800
Coffee Holding Co., Inc.*+	23,000	105,800
Cott Corp.	351,300	4,805,784
Edgewell Personal Care Co.*	133,000	4,117,680
Fresh Del Monte Produce, Inc.	178,500	6,243,930
Hostess Brands, Inc.*	367,300	5,340,542
Ingles Markets, Inc., Class A	79,900	3,796,049
Mannatech, Inc.	8,400	131,544
Natural Alternatives International, Inc.*	18,100	144,438
Natural Grocers by Vitamin Cottage, Inc.	25,000	246,750
Nature’s Sunshine Products, Inc.*	15,000	133,950
Seneca Foods Corp., Class A*+	40,100	1,635,679
SpartanNash Co.	120,946	1,722,271
Village Super Market, Inc., Class A	74,009	1,717,009
Weis Markets, Inc.+	97,625	3,952,836

		43,220,997

Energy - 14.19%
Adams Resources & Energy, Inc.	23,100	879,417
Amplify Energy Corp.+	119,400	789,234
Arch Coal, Inc., Class A+	61,000	4,376,140
Archrock, Inc.	447,000	4,487,880
Ardmore Shipping Corp.*	172,688	1,562,826
Berry Petroleum Corp.	310,000	2,923,300
Bonanza Creek Energy, Inc.*+	90,000	2,100,600
Callon Petroleum Co.*+	993,025	4,796,311
Comstock Resources, Inc.*+	292,800	2,409,744
CONSOL Energy, Inc.*+	103,600	1,503,236
Contango Oil & Gas Co.*+	142,000	521,140
Contura Energy, Inc.*	55,800	504,990
Dawson Geophysical Co.*	45,600	109,440
Denbury Resources, Inc.*+	1,480,000	2,086,800
DHT Holdings, Inc.	542,322	4,490,426
Diamond Offshore Drilling, Inc.*+	260,000	1,869,400
Dorian LPG, Ltd.*	175,500	2,716,740

8	Semi-Annual Report | December 31, 2019 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Energy (continued)
Earthstone Energy, Inc., Class A*+	187,000	$1,183,710
Energy Transfer LP	31,313	401,746
Epsilon Energy, Ltd.*	90,000	297,000
Era Group, Inc.*	144,800	1,472,616
Exterran Corp.*	97,200	761,076
Extraction Oil & Gas, Inc.*+	332,000	703,840
Frontline, Ltd.+	180,000	2,314,800
GasLog, Ltd.	314,300	3,076,997
Golar LNG, Ltd.+	165,000	2,346,300
Goodrich Petroleum Corp.*	33,000	331,320
Gran Tierra Energy, Inc.*+	1,244,400	1,605,276
Green Plains, Inc.+	140,200	2,163,286
Gulfport Energy Corp.*+	507,000	1,541,280
Hallador Energy Co.	166,600	494,802
Helix Energy Solutions Group, Inc.*+	670,500	6,456,915
Independence Contract Drilling, Inc.*	183,319	182,732
Lonestar Resources US, Inc., Class A*	109,250	285,142
Mammoth Energy Services, Inc.+	121,400	267,080
Matrix Service Co.*	70,300	1,608,464
McDermott International, Inc.*+	250,131	169,239
Mitcham Industries, Inc.*	15,100	43,337
Montage Resources Corp.*+	69,213	549,551
Nabors Industries, Ltd.+	810,000	2,332,800
NACCO Industries, Inc., Class A	37,245	1,744,183
National Energy Services Reunited Corp.*+	202,700	1,848,624
Natural Gas Services Group, Inc.*	68,800	843,488
Navigator Holdings, Ltd.*	200,000	2,694,000
Newpark Resources, Inc.*+	305,000	1,912,350
NexTier Oilfield Solutions, Inc.*	200,000	1,340,000
Nine Energy Service, Inc.*+	55,000	430,100
Noble Corp. PLC*	237,200	289,384
Nordic American Tankers, Ltd.	521,200	2,564,304
Northern Oil and Gas, Inc.*+	1,335,700	3,125,538
Oceaneering International, Inc.*	150,000	2,236,500
Oil States International, Inc.*	121,000	1,973,510
Overseas Shipholding Group, Inc., Class A*	453,300	1,042,590
Par Pacific Holdings, Inc.*	119,900	2,786,476
Penn Virginia Corp.*	56,000	1,699,600

Industry Company	Shares	Value

Energy (continued)
Profire Energy, Inc.*	34,700	$50,315
ProPetro Holding Corp.*	242,500	2,728,125
QEP Resources, Inc.+	575,000	2,587,500
Ranger Energy Services, Inc.*	38,400	247,296
Renewable Energy Group, Inc.*+	163,885	4,416,701
REX American Resources Corp.*	33,920	2,780,083
Ring Energy, Inc.*+	50,000	132,000
SandRidge Energy, Inc.*	70,100	297,224
Scorpio Tankers, Inc.+	182,967	7,197,922
SEACOR Holdings, Inc.*	62,400	2,692,560
Select Energy Services, Inc., Class A*	360,000	3,340,800
SFL Corp., Ltd.+	434,400	6,316,176
SilverBow Resources, Inc.*	15,000	148,500
Smart Sand, Inc.*+	117,000	294,840
Solaris Oilfield Infrastructure, Inc., Class A+	182,300	2,552,200
Southwestern Energy Co.*+	1,000,000	2,420,000
SRC Energy, Inc.*	608,500	2,507,020
Talos Energy, Inc.*+	162,000	4,884,300
Teekay Corp.+	340,000	1,808,800
Teekay Tankers, Ltd., Class A*+	125,925	3,018,422
TETRA Technologies, Inc.*	150,000	294,000
TransAtlantic Petroleum, Ltd.*	35,000	17,090
US Silica Holdings, Inc.+	120,000	738,000
VAALCO Energy, Inc.*	300,000	666,000

		147,383,454

Financials - 31.48%
1347 Property Insurance Holdings, Inc.*+	24,300	134,136
1st Constitution Bancorp+	33,000	730,290
1st Source Corp.	36,547	1,896,058
ACNB Corp.	5,000	189,100
Allegiance Bancshares, Inc.*+	66,000	2,481,600
A-Mark Precious Metals, Inc.*+	5,000	41,350
Amerant Bancorp, Inc.*	139,000	3,028,810
American National Bankshares, Inc.	21,752	860,727
American River Bankshares	21,300	316,731
Ameris Bancorp	20,898	889,001
AmeriServ Financial, Inc.+	138,000	579,600

bridgeway.com	9

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Argo Group International Holdings, Ltd.	71,884	$4,726,373
Arlington Asset Investment Corp., Class A+	88,900	495,173
Atlantic Capital Bancshares, Inc.*	109,800	2,014,830
B. Riley Financial, Inc.	402	10,122
Banc of California, Inc.	179,500	3,083,810
Banco Latinoamericano de Comercio Exterior SA, Class E	132,000	2,822,160
Bancorp 34, Inc.+	15,400	235,158
Bancorp, Inc. (The)*	169,500	2,198,415
Bank of Commerce Holdings	56,200	650,234
Bank of Princeton (The)	2,500	78,725
BankFinancial Corp.	10,212	133,573
Bar Harbor Bankshares	61,966	1,573,317
BCB Bancorp, Inc.	60,400	832,916
Berkshire Hills Bancorp, Inc.	164,801	5,418,657
Boston Private Financial Holdings, Inc.	260,000	3,127,800
Bryn Mawr Bank Corp.	10,000	412,400
Byline Bancorp, Inc.	100,000	1,957,000
C&F Financial Corp.	10,500	580,965
Cadence BanCorp.	166,000	3,009,580
Camden National Corp.	30,100	1,386,406
Capital City Bank Group, Inc.	83,150	2,536,075
Capstar Financial Holdings, Inc.	29,000	482,850
Carter Bank & Trust*	92,000	2,182,240
CB Financial Services, Inc.	14,000	421,960
Central Pacific Financial Corp.	15,000	443,700
Central Valley Community Bancorp	50,000	1,083,500
Century Bancorp, Inc., Class A	15,200	1,367,392
Chemung Financial Corp.	22,000	935,000
Citizens Community Bancorp, Inc.+	40,000	488,800
Citizens, Inc.*+	106,040	715,770
Civista Bancshares, Inc.	57,523	1,380,552
CNB Financial Corp.	73,800	2,411,784
Codorus Valley Bancorp, Inc.	16,122	371,290
Colony Bankcorp, Inc.	1,500	24,750
Community Bankers Trust Corp.	40,800	362,304
Community Financial Corp. (The)	12,500	444,625

Industry Company	Shares	Value

Financials (continued)
Community Trust Bancorp, Inc.	20,000	$932,800
Community West Bancshares	2,000	22,200
ConnectOne Bancorp, Inc.	105,200	2,705,744
Consumer Portfolio Services, Inc.*	191,650	645,860
County Bancorp, Inc.+	12,237	313,634
Cowen, Inc., Class A*+	154,100	2,427,075
Customers Bancorp, Inc.*	81,700	1,945,277
Dime Community Bancshares, Inc.	97,900	2,045,131
Donegal Group, Inc., Class A+	169,000	2,504,580
Donnelley Financial Solutions, Inc.*	39,100	409,377
Eagle Bancorp Montana, Inc.	29,000	620,310
Elevate Credit, Inc.*	135,600	603,420
Emclaire Financial Corp.+	200	6,506
Employers Holdings, Inc.	114,900	4,797,075
Encore Capital Group, Inc.*+	114,500	4,048,720
Enova International, Inc.*	152,807	3,676,536
Entegra Financial Corp.*	25,000	754,000
Enterprise Bancorp, Inc.	33,275	1,127,024
Equity Bancshares, Inc., Class A*	36,000	1,111,320
ESSA Bancorp, Inc.	55,200	935,640
Evans Bancorp, Inc.	12,808	513,601
EZCORP, Inc., Class A*+	149,169	1,017,333
Farmers National Banc Corp.+	150	2,448
FB Financial Corp.	75,000	2,969,250
FBL Financial Group, Inc., Class A	75,806	4,467,248
Federal Agricultural Mortgage Corp., Class C	34,000	2,839,000
FedNat Holding Co.	50,900	846,467
Financial Institutions, Inc.	68,000	2,182,800
First BanCorp Puerto Rico	566,400	5,998,176
First Bank	82,000	906,100
First Busey Corp.	165,100	4,540,250
First Business Financial Services, Inc.	42,400	1,116,392
First Capital, Inc.+	35	2,555
First Choice Bancorp	40,000	1,078,400
First Community Bankshares, Inc.	30,000	930,600
First Community Corp.	600	12,966
First Financial Corp.	43,862	2,005,371

10	Semi-Annual Report | December 31, 2019 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
First Financial Northwest, Inc.	35,182	$525,619
First Foundation, Inc.	159,300	2,771,820
First Guaranty Bancshares, Inc.	10,620	231,197
First Internet Bancorp	14,500	343,795
First Mid Bancshares, Inc.	11,600	408,900
First Northwest Bancorp	2,000	36,260
First of Long Island Corp. (The)	14,600	366,168
First United Corp.	21,876	526,993
First US Bancshares, Inc.	4,368	50,712
Flushing Financial Corp.	82,297	1,778,027
Franklin Financial Network, Inc.	40,000	1,373,200
Franklin Financial Services Corp.	100	3,869
FS Bancorp, Inc.	9,150	583,678
FSB Bancorp, Inc.*+	1,000	17,200
GAIN Capital Holdings, Inc.+	71,605	282,840
Global Indemnity, Ltd.	44,100	1,306,683
Great Southern Bancorp, Inc.	36,900	2,336,508
Hanmi Financial Corp.	93,000	1,859,535
Hawthorn Bancshares, Inc.	16,981	433,016
Heartland Financial USA, Inc.	108,900	5,416,686
Hennessy Advisors, Inc.+	4,000	40,320
Heritage Insurance Holdings, Inc.	95,600	1,266,700
Hilltop Holdings, Inc.	221,100	5,512,023
Hingham Institution for Savings	30	6,306
HMN Financial, Inc.*	23,800	500,038
Home Bancorp, Inc.	47,994	1,880,885
HomeStreet, Inc.*	112,200	3,814,800
Hope Bancorp, Inc.	325,000	4,829,500
Horace Mann Educators Corp.	107,000	4,671,620
Horizon Bancorp, Inc.	172,887	3,284,853
Howard Bancorp, Inc.*	96,000	1,620,480
Independence Holding Co.	15,050	633,304
INTL. FCStone, Inc.*	18,800	918,004
James River Group Holdings, Ltd.	112,200	4,623,762
Kingstone Cos., Inc.	12,100	93,775
Ladenburg Thalmann Financial Services, Inc.	423,400	1,473,432
Lakeland Bancorp, Inc.	131,750	2,289,815
Landmark Bancorp, Inc.	14,569	364,953

Industry Company	Shares	Value

Financials (continued)
LCNB Corp.	18,000	$347,400
Limestone Bancorp, Inc.*+	12,500	225,000
Live Oak Bancshares, Inc.+	63,600	1,209,036
Luther Burbank Corp.+	212,900	2,454,737
Mackinac Financial Corp.	40,800	712,368
Manning & Napier, Inc.+	209,000	363,660
Marlin Business Services Corp.	51,280	1,127,134
Mercantile Bank Corp.	2,200	80,234
Merchants Bancorp+	55,000	1,084,050
Meta Financial Group, Inc.	143,931	5,254,921
Metropolitan Bank Holding Corp.*	26,400	1,273,272
Mid Penn Bancorp, Inc.	12,300	354,240
Middlefield Banc Corp.+	34,000	887,060
Midland States Bancorp, Inc.	78,658	2,277,936
MidWestOne Financial Group, Inc.	49,860	1,806,428
MMA Capital Holdings, Inc.*	4,700	149,460
Mr Cooper Group, Inc.*	262,066	3,278,446
MutualFirst Financial, Inc.	18,900	749,763
MVB Financial Corp.	42,718	1,064,533
National Holdings Corp.*	2,000	5,100
National Security Group, Inc. (The)	200	2,982
National Western Life Group, Inc., Class A	12,714	3,698,248
Nicholas Financial, Inc.*+	43,400	357,616
Nicolet Bankshares, Inc.*+	19,355	1,429,367
Northeast Bank	37,500	824,625
Northrim BanCorp, Inc.	30,445	1,166,044
OceanFirst Financial Corp.	150,000	3,831,000
Ocwen Financial Corp.*	645,000	883,650
OFG Bancorp	181,000	4,273,410
Old Point Financial Corp.+	1,000	27,490
Old Second Bancorp, Inc.	88,550	1,192,768
On Deck Capital, Inc.*	207,700	859,878
OP Bancorp	47,600	493,612
Oppenheimer Holdings, Inc., Class A	54,493	1,497,468
Opus Bank	133,000	3,440,710
Orrstown Financial Services, Inc.	35,500	803,010
Ottawa Bancorp, Inc.+	1,000	13,830
Pacific Mercantile Bancorp*	82,086	666,538
Pacific Premier Bancorp, Inc.	15,800	515,159
Parke Bancorp, Inc.	61,909	1,571,870
Pathfinder Bancorp, Inc.	3,000	41,700

bridgeway.com	11

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Patriot National Bancorp, Inc.+	13,000	$165,880
PB Bancorp, Inc.+	15,500	234,980
PCB Bancorp	47,600	822,528
Peapack Gladstone Financial Corp.	75,894	2,345,125
Penns Woods Bancorp, Inc.	3,034	107,889
PennyMac Financial Services, Inc.	103,900	3,536,756
Peoples Bancorp of North Carolina, Inc.+	24,017	788,958
Peoples Bancorp, Inc.	73,400	2,544,044
Peoples Financial Services Corp.	22,900	1,153,015
People’s United Financial, Inc.	170,975	2,889,478
Piper Sandler Cos.	51,400	4,108,916
PRA Group, Inc.*+	67,000	2,432,100
Premier Financial Bancorp, Inc.	79,650	1,444,851
Protective Insurance Corp., Class B	75,300	1,211,577
Provident Financial Holdings, Inc.	51,000	1,116,900
Provident Financial Services, Inc.	118,900	2,930,885
Prudential Bancorp, Inc.	4,600	85,238
QCR Holdings, Inc.	42,500	1,864,050
RBB Bancorp	60,000	1,270,200
Regional Management Corp.*	65,000	1,951,950
Reliant Bancorp, Inc.	45,000	1,000,800
Republic Bancorp, Inc., Class A	66,142	3,095,446
Riverview Bancorp, Inc.	87,000	714,270
Safety Insurance Group, Inc.+	2,356	218,001
Salisbury Bancorp, Inc.	2,183	99,698
Sandy Spring Bancorp, Inc.	111,900	4,238,772
SB Financial Group, Inc.	30,400	598,576
SB One Bancorp	32,300	804,916
Security National Financial Corp., Class A*	95,147	556,610
Severn Bancorp, Inc.	35,000	325,850
Shore Bancshares, Inc.	67,012	1,163,328
SmartFinancial, Inc.	45,000	1,064,250
Sound Financial Bancorp, Inc.	1,000	36,000
Southern Missouri Bancorp, Inc.	11,000	421,960
Southern National Bancorp of Virginia, Inc.	101,858	1,665,378

Industry Company	Shares	Value

Financials (continued)
Standard AVB Financial Corp.+	25,900	$776,223
Sterling Bancorp, Inc.	180,000	1,458,000
Summit Financial Group, Inc.	29,515	799,561
Sutter Rock Capital Corp.+	63,900	418,545
Territorial Bancorp, Inc.	21,200	655,928
Third Point Reinsurance, Ltd.*	252,600	2,657,352
Timberland Bancorp, Inc.+	35,300	1,049,822
Tiptree, Inc.	135,200	1,100,528
TriState Capital Holdings, Inc.*+	70,000	1,828,400
Triumph Bancorp, Inc.*	16,500	627,330
Two River Bancorp	36,205	810,992
United Bancshares, Inc.+	1,000	22,710
United Community Financial Corp.	43,524	507,490
United Fire Group, Inc.	78,800	3,445,924
United Insurance Holdings Corp.	72,200	910,442
Unity Bancorp, Inc.	48,367	1,091,643
Universal Insurance Holdings, Inc.	112,516	3,149,323
Univest Financial Corp.	120,479	3,226,428
Veritex Holdings, Inc.	52,930	1,541,851
Waddell & Reed Financial, Inc., Class A+	222,000	3,711,840
Walker & Dunlop, Inc.	84,475	5,463,843
Waterstone Financial, Inc.	49,000	932,470
Wellesley Bank+	1,000	45,010
WesBanco, Inc.	50,996	1,927,139
Western New England Bancorp, Inc.	165,000	1,588,950
World Acceptance Corp.*+	33,600	2,903,040

		327,041,783

Health Care - 2.93%
Acorda Therapeutics, Inc.*+	112,000	228,480
AMAG Pharmaceuticals, Inc.*+	50,000	608,500
Assertio Therapeutics, Inc.*	137,200	171,500
Brookdale Senior Living, Inc.*	646,000	4,696,420
Cross Country Healthcare, Inc.*	111,350	1,293,887
CynergisTek, Inc.*+	60,000	198,000
FONAR Corp.*	30,400	598,576
InfuSystem Holdings, Inc.*	71,100	606,483
Kewaunee Scientific Corp.+	3,000	40,350
Lannett Co., Inc.*+	150,000	1,323,000

12	Semi-Annual Report | December 31, 2019 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Health Care (continued)
Magellan Health, Inc.*	78,300	$6,126,975
Mallinckrodt PLC*+	359,000	1,252,910
Owens & Minor, Inc.	150,000	775,500
Prestige Consumer Healthcare, Inc.*+	161,800	6,552,900
Surgery Partners, Inc.*	152,241	2,383,333
Tivity Health, Inc.*+	60,000	1,220,700
Triple-S Management Corp., Class B*	128,550	2,376,890

		30,454,404

Industrials - 15.14%
Acacia Research Corp.*	166,000	441,560
ACCO Brands Corp.	364,300	3,409,848
Aegion Corp.*	99,341	2,222,258
AeroCentury Corp.*	4,300	19,350
Air T, Inc.*	4,200	84,630
Aircastle, Ltd.	261,100	8,357,811
Alpha Pro Tech, Ltd.*	20,743	71,148
Apogee Enterprises, Inc.	84,300	2,739,750
ARC Document Solutions, Inc.*	50,000	69,500
ArcBest Corp.	104,500	2,884,200
Armstrong Flooring, Inc.*	62,100	265,167
Art’s-Way Manufacturing Co., Inc.*	15,000	26,700
Atlas Air Worldwide Holdings, Inc.*	58,800	1,621,116
BMC Stock Holdings, Inc.*	240,300	6,894,207
Caesarstone, Ltd.	110,600	1,666,742
CAI International, Inc.*	104,600	3,031,308
Chicago Rivet & Machine Co.	1,000	25,797
Commercial Vehicle Group, Inc.*	102,300	649,605
CompX International, Inc.	1,000	14,590
Costamare, Inc.	488,200	4,652,546
Covenant Transportation Group, Inc., Class A*	51,100	660,467
DLH Holdings Corp.*	83,500	349,865
Ducommun, Inc.*	35,550	1,796,341
Eagle Bulk Shipping, Inc.*+	305,000	1,403,000
Eastern Co. (The)	18,401	561,783
Echo Global Logistics, Inc.*	90,000	1,863,000
Ecology and Environment, Inc., Class A	34,500	534,750
Ennis, Inc.	66,892	1,448,212
EnPro Industries, Inc.+	64,800	4,333,824
Foundation Building Materials, Inc.*	105,200	2,035,620

Industry Company	Shares	Value

Industrials (continued)
Fuel Tech, Inc.*	115,000	$107,180
Genco Shipping & Trading, Ltd.	120,400	1,278,648
General Finance Corp.*	115,764	1,281,507
GMS, Inc.*	149,000	4,034,920
Goldfield Corp. (The)*	121,000	429,550
Great Lakes Dredge & Dock Corp.*	220,550	2,498,831
Greenbrier Cos., Inc. (The)	102,800	3,333,804
Hawaiian Holdings, Inc.+	133,000	3,895,570
HC2 Holdings, Inc.*+	100,600	218,302
Heidrick & Struggles International, Inc.	60,000	1,950,000
Herc Holdings, Inc.*	84,500	4,135,430
Hertz Global Holdings, Inc.*+	374,474	5,897,966
Hillenbrand, Inc.	33,852	1,127,610
Hub Group, Inc., Class A*	122,000	6,257,380
Hurco Cos., Inc.	27,857	1,068,595
IES Holdings, Inc.*	1,467	37,643
Kelly Services, Inc., Class A+	143,800	3,247,004
LB Foster Co., Class A*	19,800	383,724
Limbach Holdings, Inc.*	32,800	123,984
LS Starrett Co. (The), Class A*+	15,000	85,800
LSI Industries, Inc.+	83,900	507,595
Lydall, Inc.*	50,000	1,026,000
Marten Transport, Ltd.	162,561	3,493,436
Matson, Inc.	137,100	5,593,680
Matthews International Corp., Class A+	100,000	3,817,000
Mesa Air Group, Inc.*	47,600	425,544
Miller Industries, Inc.	7,300	271,049
Mistras Group, Inc.*	98,200	1,401,314
MRC Global, Inc.*+	205,000	2,796,200
MYR Group, Inc.*	50,000	1,629,500
Navios Maritime Holdings, Inc.*	40,000	179,200
NL Industries, Inc.*	5,000	19,550
NN, Inc.	50,000	462,500
NOW, Inc.*+	332,200	3,733,928
Orion Group Holdings, Inc.*	60,472	313,850
PAM Transportation Services, Inc.*	22,805	1,316,077
Pangaea Logistics Solutions, Ltd.	2,000	5,900
Park-Ohio Holdings Corp.	47,300	1,591,645
Patriot Transportation Holding, Inc.*	7,500	146,100

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Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
Preformed Line Products Co.	6,535	$394,387
Quanex Building Products Corp.	75,000	1,281,000
Rush Enterprises, Inc., Class A	139,600	6,491,400
Rush Enterprises, Inc., Class B	46,500	2,125,050
Safe Bulkers, Inc.*	225,200	382,840
Scorpio Bulkers, Inc.	265,000	1,688,050
Servotronics, Inc.	1,000	10,060
Spartan Motors, Inc.	10,000	180,800
Sterling Construction Co., Inc.*	100,000	1,408,000
Team, Inc.*+	100,700	1,608,179
Textainer Group Holdings, Ltd.*	124,900	1,337,679
Titan Machinery, Inc.*	83,900	1,240,042
TrueBlue, Inc.*	125,650	3,023,139
Tutor Perini Corp.*+	115,900	1,490,474
Ultralife Corp.*	22,400	165,536
Universal Logistics Holdings, Inc.	20,000	379,200
USA Truck, Inc.*	23,800	177,310
Vectrus, Inc.*	38,000	1,947,880
Veritiv Corp.*	69,600	1,369,032
VSE Corp.	23,600	897,744
Wabash National Corp.	172,400	2,532,556
Willis Lease Finance Corp.*	48,400	2,851,244

		157,239,813

Information Technology - 7.88%
Alpha & Omega
Semiconductor, Ltd.*	214,244	2,918,003
Amkor Technology, Inc.*	497,291	6,464,783
Avaya Holdings Corp.*+	350,500	4,731,750
Aviat Networks, Inc.*	20,200	283,810
Benchmark Electronics, Inc.	134,000	4,604,240
Comtech Telecommuni-cations Corp.	111,015	3,939,922
CSP, Inc.	5,150	67,207
Diodes, Inc.*+	56,899	3,207,397
Finjan Holdings, Inc.*	193,200	388,332
Ichor Holdings, Ltd.*	50,000	1,663,500
Innodata, Inc.*	68,000	77,520
Insight Enterprises, Inc.*+	94,700	6,656,463
inTEST Corp.*	55,000	327,250
KEMET Corp.+	188,750	5,105,688
Key Tronic Corp.*	47,500	258,400
Kimball Electronics, Inc.*	84,200	1,477,710
Methode Electronics, Inc.	35,900	1,412,665
Mind CTI, Ltd.	200	483

Industry Company	Shares	Value

Information Technology (continued)
NeoPhotonics Corp.*	160,000	$1,411,200
NetSol Technologies, Inc.*	39,800	159,200
Network-1 Technologies, Inc.	70,000	152,600
Nortech Systems, Inc.*+	1,500	7,290
PC-Tel, Inc.	29,250	247,748
Photronics, Inc.*	271,050	4,271,748
Ribbon Communications, Inc.*+	240,100	744,310
Sanmina Corp.*	135,100	4,625,824
ScanSource, Inc.*	108,500	4,009,075
Steel Connect, Inc.*	170,600	249,076
Sykes Enterprises, Inc.*	81,734	3,023,341
Synacor, Inc.*	135,400	205,808
Synaptics, Inc.*+	74,500	4,899,865
TiVo Corp.+	308,000	2,611,840
Trio-Tech International*	21,800	86,982
TSR, Inc.*	1,000	3,570
TTM Technologies, Inc.*+	520,153	7,828,303
Ultra Clean Holdings, Inc.*+	143,700	3,372,639
Wayside Technology Group, Inc.	16,400	265,680
Westell Technologies, Inc., Class A*	66,100	59,160

		81,820,382

Materials - 5.90%
Advanced Emissions Solutions, Inc.+	37,500	393,750
AdvanSix, Inc.*	90,000	1,796,400
Boise Cascade Co.	78,500	2,867,605
Caledonia Mining Corp. PLC	1,200	10,104
Carpenter Technology Corp.+	18,100	901,018
Clearwater Paper Corp.*	50,000	1,068,000
Core Molding Technologies, Inc.*	17,000	55,250
Forterra, Inc.*	200,000	2,312,000
Friedman Industries, Inc.	52,100	313,642
FutureFuel Corp.	102,800	1,273,692
Gulf Resources, Inc.*	81,200	41,420
Hecla Mining Co.	1,272,000	4,312,080
Innophos Holdings, Inc.	15,000	479,700
Intrepid Potash, Inc.*	458,500	1,242,535
Kraton Corp.*	142,150	3,599,238
Kronos Worldwide, Inc.	80,000	1,072,000
LSB Industries, Inc.*	74,600	313,320
Materion Corp.	18,600	1,105,770
Mercer International, Inc.+	226,250	2,782,875
O-I Glass, Inc.+	487,000	5,809,910

14	Semi-Annual Report | December 31, 2019 (Unaudited)

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Materials (continued)
Olympic Steel, Inc.	30,000	$537,600
PH Glatfelter Co.	159,400	2,917,020
Ramaco Resources, Inc.*+	70,700	253,106
Rayonier Advanced Materials, Inc.+	126,700	486,528
Resolute Forest Products, Inc.*	312,000	1,310,400
Ryerson Holding Corp.*	115,000	1,360,450
Schnitzer Steel Industries, Inc., Class A+	99,700	2,161,496
Schweitzer-Mauduit International, Inc.	56,000	2,351,440
SunCoke Energy, Inc.+	234,700	1,462,181
Trecora Resources*	11,600	82,940
Tredegar Corp.	101,700	2,272,995
Trinseo SA	100,000	3,721,000
Tronox Holdings PLC, Class A+	362,185	4,136,153
Universal Stainless & Alloy Products, Inc.*+	22,450	334,505
Verso Corp., Class A*	50,000	901,500
Warrior Met Coal, Inc.	250,000	5,282,500

		61,322,123

Real Estate - 0.24%
Altisource Portfolio Solutions SA*+	83,400	1,612,122
Consolidated-Tomoka Land Co.	15,400	928,928

		2,541,050

TOTAL COMMON STOCKS - 99.25%		1,031,053,826

(Cost $ 923,967,856)

EXCHANGE TRADED FUND - 0.51%
iShares Russell 2000 Value ETF	41,300	5,310,354

TOTAL EXCHANGE TRADED FUND - 0.51%		5,310,354

(Cost $ 4,438,399)

PREFERRED STOCK - 0.00%
Air T Funding, 8.00%***+	2,218	5,478

TOTAL PREFERRED STOCK - 0.00%		5,478

(Cost $ 4,613)

RIGHTS - 0.00%
Pan American Silver Corp., CVR, expiring 02/22/24*Δ	150,000	—
TheStreet, Inc., CVR, expiring 02/03/20*Δ	14,249	—

Industry Company		Shares	Value

Newstar Financial, Inc.*Δ		120,000	$6,000

TOTAL RIGHTS - 0.00%			6,000

(Cost $119,956)

WARRANTS - 0.00%
Air T Funding, expiring 06/07/20*		11,644	594
Eagle Bulk Shipping, Inc., expiring 10/15/21*		3,317	15

TOTAL WARRANTS - 0.00%			609

(Cost $106,728)

Rate^		Shares	Value

MONEY MARKET FUND - 0.40%
Fidelity Investments Money Market Government Portfolio Class I	1.49%	4,168,764	4,168,764

TOTAL MONEY MARKET FUND - 0.40%			4,168,764

(Cost $4,168,764)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 3.86%
Fidelity Investments Money Market Government Portfolio Class I**	1.49%	40,105,807	40,105,807

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 3.86%			40,105,807

(Cost $40,105,807)

TOTAL INVESTMENTS - 104.02%			$1,080,650,838
(Cost $972,912,123)
Liabilities in Excess of Other Assets - (4.02%)			(41,722,935)

NET ASSETS - 100.00%			$1,038,927,903

*	Non-income producing security.
**	This security represents the investment of the cash collateral received in connection with securities out on loan as of December 31, 2019.
***	Security is perpetual and has no stated maturity date.
^	Rate disclosed as of December 31, 2019.
Δ	Security was fair valued using significant unobservable inputs. As such, the security is classified as Level 3 in the fair value hierarchy.
+

This security or a portion of the security is out on loan as of December 31, 2019. Total loaned securities had a value of $88,133,148 as of December 31, 2019. See Note 2 for disclosure of cash and non-cash collateral.

CVR - Contingent Value Rights

PLC - Public Limited Company

bridgeway.com	15

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2019

Summary of inputs used to value the Fund’s investments as of 12/31/2019 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks Industrials	$162,514,973	$534,750	$—	$163,049,723
Other Industries (a)	868,004,103	—	—	868,004,103

Total Common Stocks	1,030,519,076	534,750	—	1,031,053,826
Exchange Traded Fund	5,310,354	—	—	5,310,354
Preferred Stock	—	5,478	—	5,478
Rights	—	—	6,000	6,000
Warrants	609	—	—	609
Money Market Fund	—	4,168,764	—	4,168,764
Investments Purchased with Cash Proceeds from Securities Lending	—	40,105,807	—	40,105,807

TOTAL	$1,035,830,039	$44,814,799	$6,000	$1,080,650,838

(a) - please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investment in Securities (Value)
Rights

Balance as of 06/30/2019	$8,400
Purchases	1,282
Return of Capital	(2,172)
Realized gain/(loss)	—
Change in unrealized appreciation/ (depreciation)	(1,510)
Transfers in	—
Transfers out	—

Balance as of 12/31/2019	$6,000

Net change in unrealized appreciation (depreciation) from investments held as of 12/31/2019	$(1,510)

See Notes to Financial Statements.

16	Semi-Annual Report | December 31, 2019 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

December 31, 2019

Dear Fellow Omni Tax-Managed Small-Cap Value Fund Shareholder,

For the quarter ended December 31, 2019, our Fund returned +9.37%, outperforming our primary market benchmark, the Russell 2000 Value Index (+8.49%).

For the calendar year, our Fund returned +14.28%, underperforming the Russell 2000 Value Index (+22.39%).

The table below presents our December quarter, six-month, one-year, five-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of December 31, 2019

				Annualized
	Quarter	6 Months	1 Year	5 Years	Since Inception (12/31/10)

Omni Tax-Managed Small-Cap Value Fund	9.37%	7.63%	14.28%	5.19%	8.25%
Russell 2000 Value Index	8.49%	7.87%	22.39%	6.99%	9.12%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

bridgeway.com	17

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception December 31, 2010 to December 31, 2019

Detailed Explanation of Quarterly Performance

The Omni Tax-Managed Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. This approach is sometimes referred to as “passive, asset class investing.” We also seek to minimize the distribution of capital gains within the constraints of the investment objective. As of December 31, 2019, we held 621 such stocks in a market-cap weighted style. We make no attempt to track any particular index in either performance or statistics.

The Fund’s tilt toward smaller stocks in the small-cap value universe boosted relative returns during a quarter when smaller stocks outperformed their larger counterparts. The Fund’s tilt toward deeper value stocks across multiple valuation metrics also improved relative performance.

By design, the Fund does not hold Real Estate Investment Trusts (REITs) or Utilities stocks. The lack of exposure to REITs and Utilities stocks benefited relative results.

Detailed Explanation of Calendar Year Performance

The Fund’s tilt toward deeper value stocks across multiple valuation metrics detracted from relative results during the

12-month period. A tilt toward smaller stocks in the small-cap value universe also hurt relative results, as smaller stocks under-performed their larger counterparts.

By design, the Fund does not hold Real Estate Investment Trusts (REITs) and Utilities stocks. Lack of exposure to REITs hurt relative results, but the lack of exposure to Utilities stocks slightly helped relative performance.

18	Semi-Annual Report | December 31, 2019 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of December 31, 2019

Rank	Description	Industry	% of Net Assets
1	Renewable Energy Group, Inc.	Energy	0.9%
2	Aircastle, Ltd.	Industrials	0.8%
3	Amkor Technology, Inc.	Information Technology	0.8%
4	Insight Enterprises, Inc.	Information Technology	0.7%
5	Gray Television, Inc.	Communication Services	0.7%
6	Prestige Consumer Healthcare, Inc.	Health Care	0.7%
7	Scorpio Tankers, Inc.	Energy	0.7%
8	First BanCorp Puerto Rico	Financials	0.7%
9	BMC Stock Holdings, Inc.	Industrials	0.6%
10	Magellan Health, Inc.	Health Care	0.6%
	Total		7.2%

Industry Sector Representation as of December 31, 2019

	% of Net Assets	% of Russell 2000 Value Index	Difference
Communication Services	4.2%	2.2%	2.0%
Consumer Discretionary	13.2%	9.7%	3.5%
Consumer Staples	4.1%	2.7%	1.4%
Energy	14.8%	5.8%	9.0%
Financials	31.7%	30.2%	1.5%
Health Care	3.5%	5.4%	-1.9%
Industrials	14.9%	12.7%	2.2%
Information Technology	7.3%	9.6%	-2.3%
Materials	5.9%	4.7%	1.2%
Real Estate	0.3%	11.1%	-10.8%
Utilities	0.0%	5.9%	-5.9%
Cash & Other Assets	0.1%	0.0%	0.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 2019, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

bridgeway.com	19

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Omni Tax-Managed Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

20	Semi-Annual Report | December 31, 2019 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited)

Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

COMMON STOCKS - 99.83%
Communication Services - 4.22%
A.H. Belo Corp., Class A	39,000	$ 109,980
Alaska Communications Systems Group, Inc.*	314,187	556,111
AMC Entertainment Holdings, Inc., Class A+	207,763	1,504,204
ATN International, Inc.	22,000	1,218,580
Consolidated Communications Holdings, Inc.+	125,000	485,000
Cumulus Media, Inc., Class A*	60,500	1,062,985
DHI Group, Inc.*	147,000	442,470
Emerald Expositions Events, Inc.+	100,300	1,058,165
Emmis Communications Corp., Class A*	57,200	230,516
Entercom Communications Corp., Class A	229,130	1,063,163
Entravision Communications Corp., Class A	147,600	386,712
EW Scripps Co. (The), Class A+	156,100	2,452,331
Fluent, Inc.*	195,200	488,000
Gannett Co., Inc.+	215,163	1,372,740
Gray Television, Inc.*	232,100	4,976,224
Liberty TripAdvisor Holdings, Inc., Class A*	115,000	845,250
Marcus Corp. (The)	92,054	2,924,556
Meet Group, Inc. (The)*+	120,500	603,705
Meredith Corp.+	92,000	2,987,240
Saga Communications, Inc., Class A	14,100	428,640
Salem Media Group, Inc.	4,352	6,267
Scholastic Corp.	88,450	3,400,902
Townsquare Media, Inc., Class A	100,100	997,997
Urban One, Inc.*	140,000	266,000

		29,867,738

Consumer Discretionary - 13.18%
Abercrombie & Fitch Co., Class A+	139,600	2,413,684
Adtalem Global Education, Inc.*+	90,000	3,147,300
AMCON Distributing Co.	1,350	97,214
American Axle & Manufacturing Holdings, Inc.*	259,850	2,795,986
American Outdoor Brands Corp.*	144,000	1,336,320
American Public Education, Inc.*	37,700	1,032,603

Industry Company	Shares	Value

Consumer Discretionary (continued)
Ark Restaurants Corp.	8,500	$ 188,700
Barnes & Noble Education, Inc.*	129,960	554,929
Bassett Furniture Industries, Inc.	49,859	831,648
BBX Capital Corp.	193,018	920,696
Beazer Homes USA, Inc.*+	85,000	1,201,050
Bed Bath & Beyond, Inc.+	202,500	3,503,250
Big Lots, Inc.+	80,500	2,311,960
Biglari Holdings, Inc., Class B*	5,000	572,100
Build-A-Bear Workshop, Inc.*	35,000	113,400
Caleres, Inc.+	80,000	1,900,000
Canterbury Park Holding Corp.	511	6,336
Carriage Services, Inc.	7,700	197,120
Carrols Restaurant Group, Inc.*	87,400	616,170
Cato Corp. (The), Class A	73,500	1,278,900
Century Casinos, Inc.*	79,200	627,264
Chico’s FAS, Inc.+	216,200	823,722
China Automotive Systems, Inc.*	29,200	91,980
China XD Plastics Co., Ltd.*	108,400	194,036
Citi Trends, Inc.	31,020	717,182
Conn’s, Inc.*+	84,000	1,040,760
Container Store Group, Inc. (The)*	93,550	394,781
Cooper Tire & Rubber Co.	90,550	2,603,313
Cooper-Standard Holdings, Inc.*	32,000	1,061,120
Crown Crafts, Inc.	30,050	184,808
Culp, Inc.	20,000	272,400
Del Taco Restaurants, Inc.*	117,600	929,628
Delta Apparel, Inc.*	23,700	737,070
Destination XL Group, Inc.*	72,200	92,416
Dillard’s, Inc., Class A+	50,500	3,710,740
Dixie Group, Inc. (The)*	23,400	26,676
Ethan Allen Interiors, Inc.	67,600	1,288,456
Express, Inc.*+	144,000	701,280
Fiesta Restaurant Group, Inc.*	40,000	395,600
Flanigan’s Enterprises, Inc.	2,500	55,350
Fossil Group, Inc.*	115,500	910,140
Full House Resorts, Inc.*	70,000	234,500
GameStop Corp., Class A+	140,000	851,200
Genesco, Inc.*+	51,500	2,467,880
G-III Apparel Group, Ltd.*+	75,600	2,532,600
Golden Entertainment, Inc.*	47,000	903,340

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Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Consumer Discretionary (continued)
Good Times Restaurants, Inc.*	4,300	$ 6,837
Group 1 Automotive, Inc.+	43,300	4,330,000
Hamilton Beach Brands Holding Co., Class A	3,500	66,850
Haverty Furniture Cos., Inc.	69,659	1,404,325
Hibbett Sports, Inc.*+	41,500	1,163,660
Houghton Mifflin Harcourt Co.*	218,000	1,362,500
J Alexander’s Holdings, Inc.*	45,250	432,590
J. Jill, Inc.+	137,500	155,375
JAKKS Pacific, Inc.*	75,000	77,250
K12, Inc.*	102,350	2,082,822
Lands’ End, Inc.*+	57,900	972,720
Lifetime Brands, Inc.	37,449	260,271
Live Ventures, Inc.*	3,200	24,064
MarineMax, Inc.*	54,000	901,260
MDC Holdings, Inc.	16,904	645,057
Meritage Homes Corp.*	72,100	4,406,031
Modine Manufacturing Co.*	58,900	453,530
Movado Group, Inc.+	61,600	1,339,184
Office Depot, Inc.	965,000	2,644,100
P&F Industries, Inc., Class A	492	3,375
Party City Holdco, Inc.*+	140,300	328,302
Playa Hotels & Resorts NV*	324,300	2,724,120
Red Robin Gourmet Burgers, Inc.*	34,800	1,149,096
Rent-A-Center, Inc.	83,200	2,399,488
Rocky Brands, Inc.	24,550	722,506
RTW RetailWinds, Inc.*	145,700	116,706
Sequential Brands Group, Inc.*	70,000	23,975
Shiloh Industries, Inc.*	35,900	127,804
Shoe Carnival, Inc.+	35,600	1,327,168
Signet Jewelers, Ltd.	25,000	543,500
Sonic Automotive, Inc., Class A	70,000	2,170,000
SORL Auto Parts, Inc.*+	74,129	329,133
Sportsman’s Warehouse Holdings, Inc.*	59,400	476,982
Strattec Security Corp.	17,300	384,233
Superior Group of Cos., Inc.	25,400	343,916
Tandy Leather Factory, Inc.*	14,700	83,937
Tilly’s, Inc., Class A	67,400	825,650
TravelCenters of America, Inc.*	28,730	492,720
TRI Pointe Group, Inc.*+	65,000	1,012,700
Tuesday Morning Corp.*	74,000	136,900
Unique Fabricating, Inc.	15,000	57,900
Vera Bradley, Inc.*	75,500	890,900
Vista Outdoor, Inc.*	98,000	733,040
VOXX International Corp.*	52,164	228,478

Industry Company	Shares	Value

Consumer Discretionary (continued)
William Lyon Homes, Class A*	93,697	$ 1,872,066
ZAGG, Inc.*+	50,000	405,500
Zumiez, Inc.*	50,900	1,758,086

		93,264,215

Consumer Staples - 4.09%
Alico, Inc.	19,100	684,353
Andersons, Inc. (The)	82,216	2,078,420
B&G Foods, Inc.+	127,000	2,277,110
Central Garden & Pet Co.*	7,000	217,490
Central Garden & Pet Co., Class A*	80,000	2,348,800
Coffee Holding Co., Inc.*	10,000	46,000
Cott Corp.	220,000	3,009,600
Edgewell Personal Care Co.*	64,000	1,981,440
Fresh Del Monte Produce, Inc.	121,000	4,232,580
Hostess Brands, Inc.*	230,000	3,344,200
Ingles Markets, Inc., Class A	50,950	2,420,634
Mannatech, Inc.	25,700	402,462
Natural Alternatives International, Inc.*	16,800	134,064
Natural Grocers by Vitamin Cottage, Inc.	25,000	246,750
Nature’s Sunshine Products, Inc.*	11,000	98,230
Seneca Foods Corp., Class A*	23,150	944,288
SpartanNash Co.	56,182	800,032
Village Super Market, Inc., Class A	39,900	925,680
Weis Markets, Inc.+	67,100	2,716,879

		28,909,012

Energy - 14.76%
Adams Resources & Energy, Inc.	10,600	403,542
Amplify Energy Corp.	141,000	932,010
Arch Coal, Inc., Class A	44,400	3,185,256
Archrock, Inc.	299,500	3,006,980
Ardmore Shipping Corp.*	30,000	271,500
Berry Petroleum Corp.	192,000	1,810,560
Bonanza Creek Energy, Inc.*+	56,800	1,325,712
Callon Petroleum Co.*+	420,050	2,028,842
Comstock Resources, Inc.*+	214,000	1,761,220
CONSOL Energy, Inc.*+	77,500	1,124,525
Contango Oil & Gas Co.*+	195,000	715,650
Contura Energy, Inc.*	36,700	332,135

22	Semi-Annual Report | December 31, 2019 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Energy (continued)
Dawson Geophysical Co.*	28,000	$ 67,200
Denbury Resources, Inc.*+	1,138,000	1,604,580
DHT Holdings, Inc.	406,800	3,368,304
Diamond Offshore Drilling, Inc.*+	259,700	1,867,243
Dorian LPG, Ltd.*	154,029	2,384,369
Earthstone Energy, Inc., Class A*	90,000	569,700
Energy Transfer LP	124,785	1,600,992
Epsilon Energy, Ltd.*	60,000	198,000
Era Group, Inc.*	74,900	761,733
Exterran Corp.*	70,000	548,100
Frontline, Ltd.+	225,000	2,893,500
GasLog, Ltd.	198,137	1,939,761
Golar LNG, Ltd.+	150,000	2,133,000
Goodrich Petroleum Corp.*	22,000	220,880
Gran Tierra Energy, Inc.*	324,500	418,605
Green Plains, Inc.+	101,950	1,573,088
Gulfport Energy Corp.*+	310,000	942,400
Hallador Energy Co.	42,600	126,522
Helix Energy Solutions Group, Inc.*	400,500	3,856,815
Lonestar Resources US, Inc., Class A*	67,450	176,044
Matrix Service Co.*	44,000	1,006,720
Mitcham Industries, Inc.*	5,000	14,350
Montage Resources Corp.*	25,053	198,921
Nabors Industries, Ltd.+	240,000	691,200
NACCO Industries, Inc., Class A	31,450	1,472,804
National Energy Services Reunited Corp.*	133,000	1,212,960
Natural Gas Services Group, Inc.*	53,288	653,311
Navigator Holdings, Ltd.*	114,100	1,536,927
Newpark Resources, Inc.*+	208,000	1,304,160
NexTier Oilfield Solutions, Inc.*	120,000	804,000
Nine Energy Service, Inc.*+	37,700	294,814
Noble Corp. PLC*	901,800	1,100,196
Nordic American Tankers, Ltd.	328,800	1,617,696
Northern Oil and Gas, Inc.*	910,000	2,129,400
Oceaneering International, Inc.*	175,000	2,609,250
Oil States International, Inc.*	78,000	1,272,180
Overseas Shipholding Group, Inc., Class A*	255,916	588,607
Par Pacific Holdings, Inc.*	110,300	2,563,372
Penn Virginia Corp.*	36,000	1,092,600
Profire Energy, Inc.*	100,000	145,000
ProPetro Holding Corp.*	139,810	1,572,862

Industry Company	Shares	Value

Energy (continued)
QEP Resources, Inc.+	364,000	$ 1,638,000
Ranger Energy Services, Inc.*	23,500	151,340
Renewable Energy Group, Inc.*+	236,319	6,368,797
REX American Resources Corp.*	25,250	2,069,490
Scorpio Tankers, Inc.	122,190	4,806,955
SEACOR Holdings, Inc.*	42,700	1,842,505
Select Energy Services, Inc., Class A*	190,000	1,763,200
SFL Corp., Ltd.+	275,500	4,005,770
SilverBow Resources, Inc.*	50,500	499,950
Smart Sand, Inc.*+	75,000	189,000
Solaris Oilfield Infrastructure, Inc., Class A+	124,300	1,740,200
Southwestern Energy Co.*+	725,000	1,754,500
SRC Energy, Inc.*	397,000	1,635,640
Talos Energy, Inc.*+	107,200	3,232,080
Teekay Corp.+	245,000	1,303,400
Teekay Tankers, Ltd., Class A*	85,000	2,037,450
TETRA Technologies, Inc.*	100,000	196,000
US Silica Holdings, Inc.+	129,500	796,425
VAALCO Energy, Inc.*	155,000	344,100

		104,404,900

Financials - 31.69%
1347 Property Insurance Holdings, Inc.*	17,500	96,600
1st Constitution Bancorp	25,250	558,783
1st Source Corp.	11,320	587,282
ACNB Corp.	3,600	136,152
Allegiance Bancshares, Inc.*	43,331	1,629,246
A-Mark Precious Metals, Inc.*	11,500	95,105
Amerant Bancorp, Inc.*+	96,000	2,091,840
American National Bankshares, Inc.	4,565	180,637
American River Bankshares	20,744	308,463
Ameris Bancorp	19,120	813,365
AmeriServ Financial, Inc.	66,000	277,200
Argo Group International Holdings, Ltd.	51,394	3,379,156
Arlington Asset Investment Corp., Class A	72,600	404,382
Associated Capital Group, Inc., Class A+	10,000	392,000
Atlantic Capital Bancshares, Inc.*	52,933	971,321
Banc of California, Inc.	118,000	2,027,240

bridgeway.com	23

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Banco Latinoamericano de Comercio Exterior SA, Class E	13,388	$ 286,235
Bancorp 34, Inc.+	9,300	142,011
Bancorp, Inc. (The)*	151,800	1,968,846
Bank of Commerce Holdings	34,800	402,636
Bank of Princeton (The)	12,500	393,625
BankFinancial Corp.	3,000	39,240
Banner Corp.	3,000	169,770
Bar Harbor Bankshares	34,541	876,996
BCB Bancorp, Inc.	38,900	536,431
Berkshire Hills Bancorp, Inc.	107,410	3,531,641
Blue Capital Reinsurance Holdings, Ltd.	12,700	87,122
Boston Private Financial Holdings, Inc.	177,800	2,138,934
Bryn Mawr Bank Corp.	6,500	268,060
Byline Bancorp, Inc.	65,000	1,272,050
C&F Financial Corp.	7,400	409,442
Cadence BanCorp.+	60,000	1,087,800
Camden National Corp.	33,779	1,555,861
Capital City Bank Group, Inc.	55,750	1,700,375
Capstar Financial Holdings, Inc.	29,900	497,835
Carter Bank & Trust*	63,000	1,494,360
CB Financial Services, Inc.	13,500	406,890
Central Pacific Financial Corp.	6,496	192,152
Central Valley Community Bancorp	51,000	1,105,170
Century Bancorp, Inc., Class A	6,800	611,728
Chemung Financial Corp.	12,293	522,453
Citizens Community Bancorp, Inc.	32,000	391,040
Citizens Holding Co.	3,400	74,392
Citizens, Inc.*+	17,200	116,100
Civista Bancshares, Inc.	31,921	766,104
CNB Financial Corp.	60,800	1,986,944
Codorus Valley Bancorp, Inc.	12,971	298,722
Colony Bankcorp, Inc.+	1,500	24,750
Community Bankers Trust Corp.	48,000	426,240
Community Financial Corp. (The)	4,840	172,159
Community Trust Bancorp, Inc.	3,000	139,920
Community West Bancshares	11,000	122,100
ConnectOne Bancorp, Inc.	80,200	2,062,744

Industry Company	Shares	Value

Financials (continued)
Consumer Portfolio Services, Inc.*	97,000	$ 326,890
County Bancorp, Inc.	8,700	222,981
Cowen, Inc., Class A*+	104,700	1,649,025
Customers Bancorp, Inc.*	58,500	1,392,885
Dime Community Bancshares, Inc.	67,000	1,399,630
Donegal Group, Inc., Class A	104,100	1,542,762
Donnelley Financial Solutions, Inc.*	59,000	617,730
Eagle Bancorp Montana, Inc.	19,000	406,410
Elevate Credit, Inc.*	90,000	400,500
Emclaire Financial Corp.	200	6,506
Employers Holdings, Inc.	75,900	3,168,825
Encore Capital Group, Inc.*+	78,200	2,765,152
Enova International, Inc.*	92,400	2,223,144
Entegra Financial Corp.*	23,600	711,776
Enterprise Bancorp, Inc.	27,475	930,578
Equity Bancshares, Inc., Class A*	28,500	879,795
ESSA Bancorp, Inc.	39,000	661,050
Evans Bancorp, Inc.	21,500	862,150
EZCORP, Inc., Class A*+	145,100	989,582
Farmers National Banc Corp.+	150	2,448
FB Financial Corp.	48,000	1,900,320
FBL Financial Group, Inc., Class A	51,166	3,015,212
Federal Agricultural Mortgage Corp., Class C	22,200	1,853,700
FedNat Holding Co.	27,500	457,325
Financial Institutions, Inc.	40,300	1,293,630
First BanCorp Puerto Rico	450,000	4,765,500
First Bank	41,622	459,923
First Busey Corp.	112,593	3,096,308
First Business Financial Services, Inc.	19,100	502,903
First Capital, Inc.+	500	36,500
First Choice Bancorp	29,707	800,901
First Community Bankshares, Inc.	11,000	341,220
First Community Corp.	13,000	280,930
First Financial Corp.	31,495	1,439,951
First Financial Northwest, Inc.	26,400	394,416
First Foundation, Inc.	100,000	1,740,000
First Guaranty Bancshares, Inc.	16,354	356,027
First Internet Bancorp	13,800	327,198

24	Semi-Annual Report | December 31, 2019 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
First Mid Bancshares, Inc.	32,000	$1,128,000
First Northwest Bancorp	16,590	300,777
First of Long Island Corp. (The)	45,000	1,128,600
First United Corp.	14,425	347,498
First US Bancshares, Inc.	5,000	58,050
Flushing Financial Corp.	67,241	1,452,742
FNCB Bancorp, Inc.	5,000	42,250
Franklin Financial Network, Inc.	28,000	961,240
Franklin Financial Services Corp.	2,000	77,380
FS Bancorp, Inc.	7,850	500,752
GAIN Capital Holdings, Inc.+	39,900	157,605
Global Indemnity, Ltd.	24,443	724,246
Great Elm Capital Corp.+	23,000	178,940
Great Southern Bancorp, Inc.	31,006	1,963,300
Hanmi Financial Corp.	69,000	1,379,655
Hawthorn Bancshares, Inc.	12,979	330,964
Heartland Financial USA, Inc.	74,450	3,703,143
Hennessy Advisors, Inc.	2,000	20,160
Heritage Insurance Holdings, Inc.	60,100	796,325
Hilltop Holdings, Inc.	156,600	3,904,038
HMN Financial, Inc.*	1,000	21,010
Home Bancorp, Inc.	30,597	1,199,096
HomeStreet, Inc.*	64,900	2,206,600
Hope Bancorp, Inc.	135,000	2,006,100
Horace Mann Educators Corp.	94,950	4,145,517
Horizon Bancorp, Inc.	128,022	2,432,418
Howard Bancorp, Inc.*	53,100	896,328
Independence Holding Co.	14,950	629,096
INTL. FCStone, Inc.*	26,000	1,269,580
James River Group Holdings, Ltd.	79,100	3,259,711
Kingstone Cos., Inc.	11,200	86,800
Ladenburg Thalmann Financial Services, Inc.	347,700	1,209,996
Lakeland Bancorp, Inc.	97,340	1,691,769
Landmark Bancorp, Inc.	2,551	63,903
LCNB Corp.	27,700	534,610
Limestone Bancorp, Inc.*	1,000	18,000
Luther Burbank Corp.	139,600	1,609,588
Mackinac Financial Corp.	28,400	495,864
Manning & Napier, Inc.	131,000	227,940
Marlin Business Services Corp.	28,875	634,672

Industry Company	Shares	Value

Financials (continued)
Mercantile Bank Corp.	2,000	$ 72,940
Merchants Bancorp	51,300	1,011,123
Meta Financial Group, Inc.	97,234	3,550,013
Metropolitan Bank Holding Corp.*	15,100	728,273
Mid Penn Bancorp, Inc.	11,200	322,560
Middlefield Banc Corp.	4,000	104,360
Midland States Bancorp, Inc.	45,117	1,306,588
MidWestOne Financial Group, Inc.	48,300	1,749,909
MMA Capital Holdings, Inc.*	2,000	63,600
Mr Cooper Group, Inc.*	158,603	1,984,124
MutualFirst Financial, Inc.	700	27,769
MVB Financial Corp.	40,300	1,004,276
National Bankshares, Inc.	1,000	44,930
National Holdings Corp.*	2,000	5,100
National Security Group, Inc. (The)	200	2,982
National Western Life Group, Inc., Class A	7,650	2,225,232
Nelnet, Inc., Class A	16,900	984,256
Nicholas Financial, Inc.*	19,400	159,856
Nicolet Bankshares, Inc.*	16,900	1,248,065
Northeast Bank	22,300	490,377
Northrim BanCorp, Inc.	24,073	921,996
OceanFirst Financial Corp.	114,000	2,911,560
Ocwen Financial Corp.*	296,400	406,068
OFG Bancorp	134,800	3,182,628
Old Second Bancorp, Inc.	55,100	742,197
On Deck Capital, Inc.*	138,300	572,562
OP Bancorp	30,400	315,248
Oppenheimer Holdings, Inc., Class A	35,419	973,314
Opus Bank	92,000	2,380,040
Orrstown Financial Services, Inc.	28,000	633,360
Pacific Mercantile Bancorp*	55,300	449,036
Parke Bancorp, Inc.	17,327	439,933
Patriot National Bancorp, Inc.	11,000	140,360
PB Bancorp, Inc.	14,500	219,820
PCB Bancorp	29,300	506,304
Peapack Gladstone Financial Corp.	49,968	1,544,011
Penns Woods Bancorp, Inc.	1,500	53,340
PennyMac Financial Services, Inc.	30,000	1,021,200
Peoples Bancorp of North Carolina, Inc.	27,380	899,433
Peoples Bancorp, Inc.	54,950	1,904,567

bridgeway.com	25

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Peoples Financial Services Corp.+	17,600	$ 886,160
Piper Sandler Cos.	34,100	2,725,954
Premier Financial Bancorp, Inc.	50,240	911,354
Protective Insurance Corp., Class B	43,700	703,133
Provident Financial Holdings, Inc.	53,710	1,176,249
Provident Financial Services, Inc.	82,500	2,033,625
Prudential Bancorp, Inc.	2,457	45,528
QCR Holdings, Inc.	33,000	1,447,380
RBB Bancorp	42,500	899,725
Regional Management Corp.*	52,100	1,564,563
Reliant Bancorp, Inc.	31,000	689,440
Republic Bancorp, Inc., Class A	37,700	1,764,360
Riverview Bancorp, Inc.	66,478	545,784
Safety Insurance Group, Inc.	7,149	661,497
Salisbury Bancorp, Inc.	1,683	76,863
Sandy Spring Bancorp, Inc.	81,700	3,094,796
SB Financial Group, Inc.	30,952	609,445
SB One Bancorp	22,200	553,224
Security National Financial Corp., Class A*	15,827	92,588
Severn Bancorp, Inc.	30,000	279,300
Shore Bancshares, Inc.	60,400	1,048,544
SmartFinancial, Inc.	25,000	591,250
Sound Financial Bancorp, Inc.	1,000	36,000
Southern Missouri Bancorp, Inc.	7,300	280,028
Southern National Bancorp of Virginia, Inc.	80,700	1,319,445
Standard AVB Financial Corp.	18,000	539,460
Sterling Bancorp, Inc.	112,000	907,200
Summit Financial Group, Inc.	25,100	679,959
Summit State Bank	6,250	81,031
Sutter Rock Capital Corp.+	42,700	279,685
Territorial Bancorp, Inc.	21,900	677,586
Third Point Reinsurance, Ltd.*	195,000	2,051,400
Tiptree, Inc.	94,200	766,788
TriState Capital Holdings, Inc.*	45,000	1,175,400
Triumph Bancorp, Inc.*	15,000	570,300
Two River Bancorp	36,015	806,736
United Community Financial Corp.	10,163	118,501

Industry Company	Shares	Value

Financials (continued)
United Fire Group, Inc.	50,200	$ 2,195,246
United Insurance Holdings Corp.+	54,700	689,767
Unity Bancorp, Inc.	44,200	997,594
Universal Insurance Holdings, Inc.	72,695	2,034,733
Univest Financial Corp.	76,500	2,048,670
Veritex Holdings, Inc.+	79,000	2,301,270
Waddell & Reed Financial, Inc., Class A	187,800	3,140,016
Walker & Dunlop, Inc.	67,275	4,351,347
Waterstone Financial, Inc.	43,900	835,417
Wellesley Bank	1,000	45,010
WesBanco, Inc.	23,200	876,728
Western New England Bancorp, Inc.	100,000	963,000
World Acceptance Corp.*+	22,500	1,944,000
WSFS Financial Corp.	35,191	1,548,052

		224,208,137

Health Care - 3.47%
Acorda Therapeutics, Inc.*+	35,000	71,400
AMAG Pharmaceuticals, Inc.*+	100,000	1,217,000
AngioDynamics, Inc.*	9,400	150,494
Assertio Therapeutics, Inc.*	200	250
Brookdale Senior Living, Inc.*	410,500	2,984,335
Cross Country Healthcare, Inc.*+	70,150	815,143
CynergisTek, Inc.*	40,000	132,000
Electromed, Inc.*	10,000	86,500
FONAR Corp.*	23,400	460,746
InfuSystem Holdings, Inc.*	118,378	1,009,764
Kewaunee Scientific Corp.	2,500	33,625
Lannett Co., Inc.*+	100,000	882,000
Magellan Health, Inc.*	56,900	4,452,425
Mallinckrodt PLC*+	169,900	592,951
National HealthCare Corp.	22,982	1,986,334
Owens & Minor, Inc.	110,000	568,700
Prestige Consumer Healthcare, Inc.*+	120,600	4,884,300
Surgery Partners, Inc.*	95,000	1,487,225
Tivity Health, Inc.*+	80,000	1,627,600
Triple-S Management Corp., Class B*	58,967	1,090,300

		24,533,092

Industrials - 14.92%
Acacia Research Corp.*	101,500	269,990
ACCO Brands Corp.	239,800	2,244,528
Aegion Corp.*	47,100	1,053,627

26	Semi-Annual Report | December 31, 2019 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
AeroCentury Corp.*	4,300	$ 19,350
Air T, Inc.*	10,050	202,508
Aircastle, Ltd.	170,900	5,470,509
Alpha Pro Tech, Ltd.*	30,500	104,615
Apogee Enterprises, Inc.	27,600	897,000
ARC Document Solutions, Inc.*	173,700	241,443
ArcBest Corp.	50,400	1,391,040
Armstrong Flooring, Inc.*	45,000	192,150
Art’s-Way Manufacturing Co., Inc.*	15,000	26,700
Atlas Air Worldwide Holdings, Inc.*	39,800	1,097,286
BMC Stock Holdings, Inc.*	158,800	4,555,972
Caesarstone, Ltd.	79,000	1,190,530
CAI International, Inc.*	64,500	1,869,210
Chicago Rivet & Machine Co.	1,000	25,797
Commercial Vehicle Group, Inc.*	73,600	467,360
CompX International, Inc.	500	7,295
Costamare, Inc.	340,600	3,245,918
Covenant Transportation Group, Inc., Class A*	42,550	549,959
DLH Holdings Corp.*	52,500	219,975
Ducommun, Inc.*	24,300	1,227,879
Eagle Bulk Shipping, Inc.*+	230,000	1,058,000
Eastern Co. (The)	20,104	613,775
Echo Global Logistics, Inc.*	60,000	1,242,000
Ecology and Environment, Inc., Class A	18,536	287,308
Ennis, Inc.	46,365	1,003,802
EnPro Industries, Inc.+	42,600	2,849,088
Foundation Building Materials, Inc.*	59,800	1,157,130
Genco Shipping & Trading, Ltd.	79,600	845,352
General Finance Corp.*	50,000	553,500
GMS, Inc.*	101,000	2,735,080
Goldfield Corp. (The)*	114,000	404,700
Great Lakes Dredge & Dock Corp.*	144,800	1,640,584
Greenbrier Cos., Inc. (The)	34,100	1,105,863
Hawaiian Holdings, Inc.+	93,900	2,750,331
Heidrick & Struggles International, Inc.	35,000	1,137,500
Herc Holdings, Inc.*	72,800	3,562,832
Hertz Global Holdings, Inc.*	149,568	2,355,696
Hillenbrand, Inc.	21,762	724,892
Hub Group, Inc., Class A*	84,200	4,318,618
Hurco Cos., Inc.	17,615	675,711
IES Holdings, Inc.*	2,350	60,301

Industry Company	Shares	Value

Industrials (continued)
Innovative Solutions & Support, Inc.*	23,300	$ 136,072
Kelly Services, Inc., Class A	88,400	1,996,072
LB Foster Co., Class A*	27,500	532,950
Limbach Holdings, Inc.*	7,000	26,460
LS Starrett Co. (The), Class A*	9,400	53,768
LSI Industries, Inc.	55,000	332,750
Lydall, Inc.*	30,000	615,600
Marten Transport, Ltd.	100,776	2,165,676
Matson, Inc.	90,590	3,696,072
Matthews International Corp., Class A+	58,500	2,232,945
Mesa Air Group, Inc.*	50,000	447,000
Miller Industries, Inc.	22,700	842,851
Mistras Group, Inc.*	54,300	774,861
MRC Global, Inc.*+	155,000	2,114,200
MYR Group, Inc.*	40,000	1,303,600
Navios Maritime Holdings, Inc.*	25,000	112,000
NL Industries, Inc.*	5,000	19,550
NN, Inc.	97,600	902,800
Northwest Pipe Co.*	10,100	336,431
NOW, Inc.*	227,800	2,560,472
Orion Group Holdings, Inc.*	52,672	273,368
PAM Transportation Services, Inc.*	16,000	923,360
Pangaea Logistics Solutions, Ltd.	4,800	14,160
Park-Ohio Holdings Corp.	24,000	807,600
Patrick Industries, Inc.+	35,000	1,835,050
Patriot Transportation Holding, Inc.*	7,500	146,100
Preformed Line Products Co.	4,600	277,610
Quad/Graphics, Inc.+	120,300	561,801
Quanex Building Products Corp.	70,000	1,195,600
Rush Enterprises, Inc., Class A	48,600	2,259,900
Rush Enterprises, Inc., Class B	34,700	1,585,790
Safe Bulkers, Inc.*	312,100	530,570
Scorpio Bulkers, Inc.	178,700	1,138,319
Servotronics, Inc.	1,000	10,060
Spartan Motors, Inc.	10,000	180,800
Sterling Construction Co., Inc.*	53,800	757,504
Team, Inc.*	66,300	1,058,811
Textainer Group Holdings, Ltd.*	155,900	1,669,689
Titan Machinery, Inc.*	47,800	706,484

bridgeway.com	27

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
TrueBlue, Inc.*	86,250	$ 2,075,175
Tutor Perini Corp.*+	72,000	925,920
Universal Logistics Holdings, Inc.	49,600	940,416
USA Truck, Inc.*	17,700	131,865
Vectrus, Inc.*	11,900	609,994
Veritiv Corp.*	32,433	637,957
VSE Corp.	25,560	972,302
Wabash National Corp.	112,000	1,645,280
Willis Lease Finance Corp.*	47,634	2,806,119

		105,532,438

Information Technology - 7.30%
Alpha & Omega
Semiconductor, Ltd.*	70,105	954,830
Amkor Technology, Inc.*	408,000	5,304,000
Amtech Systems, Inc.*	50,000	358,000
Avaya Holdings Corp.*+	239,300	3,230,550
Aviat Networks, Inc.*	13,800	193,890
Benchmark Electronics, Inc.	94,300	3,240,148
BK Technologies Corp.	26,700	82,770
Comtech Telecommuni-cations Corp.	61,785	2,192,750
CSP, Inc.	5,150	67,208
Diodes, Inc.*+	39,600	2,232,252
Finjan Holdings, Inc.*	88,700	178,287
Ichor Holdings, Ltd.*	40,500	1,347,435
Innodata, Inc.*	43,000	49,020
Insight Enterprises, Inc.*+	74,600	5,243,634
inTEST Corp.*	54,500	324,275
KEMET Corp.+	140,750	3,807,288
Key Tronic Corp.*	18,600	101,184
Kimball Electronics, Inc.*	59,100	1,037,205
Mind CTI, Ltd.	500	1,208
NeoPhotonics Corp.*	71,000	626,220
NetSol Technologies, Inc.*	15,700	62,800
Network-1 Technologies, Inc.	50,000	109,000
Nortech Systems, Inc.*+	1,500	7,290
PC-Tel, Inc.	37,950	321,436
Perceptron, Inc.*	13,500	74,250
Photronics, Inc.*	171,470	2,702,367
Ribbon Communications, Inc.*	160,800	498,480
Sanmina Corp.*	90,900	3,112,416
ScanSource, Inc.*	64,500	2,383,275
Steel Connect, Inc.*	135,000	197,100
Sykes Enterprises, Inc.*	49,950	1,847,650
Synacor, Inc.*	85,400	129,808
Synaptics, Inc.*+	20,000	1,315,400
TiVo Corp.+	160,400	1,360,192

Industry Company	Shares	Value

Information Technology (continued)
Trio-Tech International*	13,000	$ 51,870
TSR, Inc.*	1,385	4,944
TTM Technologies, Inc.*+	264,402	3,979,250
Ultra Clean Holdings, Inc.*	112,000	2,628,640
Wayside Technology Group, Inc.	15,700	254,340
Westell Technologies, Inc., Class A*	59,900	53,610

		51,666,272

Materials - 5.91%
Advanced Emissions Solutions, Inc.+	27,500	288,750
AdvanSix, Inc.*	58,900	1,175,644
Boise Cascade Co.	68,400	2,498,652
Caledonia Mining Corp. PLC	5,000	42,100
Clearwater Paper Corp.*+	46,000	982,560
Forterra, Inc.*+	170,000	1,965,200
Friedman Industries, Inc.	32,900	198,058
FutureFuel Corp.	79,500	985,005
Gulf Resources, Inc.*	18,150	9,258
Hecla Mining Co.	749,000	2,539,110
Innophos Holdings, Inc.	10,000	319,800
Intrepid Potash, Inc.*	300,000	813,000
Kraton Corp.*	110,477	2,797,278
Kronos Worldwide, Inc.+	35,000	469,000
LSB Industries, Inc.*	57,600	241,920
Materion Corp.	21,400	1,272,230
Mercer International, Inc.+	129,850	1,597,155
O-I Glass, Inc.	335,000	3,996,550
Olympic Steel, Inc.	20,000	358,400
PH Glatfelter Co.	105,000	1,921,500
Ramaco Resources, Inc.*+	69,900	250,242
Resolute Forest Products, Inc.*	202,500	850,500
Ryerson Holding Corp.*	80,700	954,681
Schnitzer Steel Industries, Inc., Class A+	77,600	1,682,368
SunCoke Energy, Inc.	181,200	1,128,876
Synalloy Corp.*	2,200	28,402
Trecora Resources*	77,602	554,854
Tredegar Corp.	77,600	1,734,360
Trinseo SA	70,000	2,604,700
Tronox Holdings PLC,
Class A+	245,000	2,797,900
Universal Stainless & Alloy Products, Inc.*	15,250	227,225
Verso Corp., Class A*	61,001	1,099,848

28	Semi-Annual Report | December 31, 2019 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2019

Industry Company	Shares	Value

Common Stocks (continued)
Materials (continued)
Warrior Met Coal, Inc.	163,000	$ 3,444,190

		41,829,316

Real Estate - 0.29%
Altisource Portfolio Solutions SA*+	72,000	1,391,760
Consolidated-Tomoka Land Co.	11,000	663,520
Forestar Group, Inc.*	1	21

		2,055,301

TOTAL COMMON STOCKS - 99.83%		706,270,421

(Cost $ 608,903,514)

PREFERRED STOCK - 0.00%
Air T Funding, 8.00%***+	5,307	13,108

TOTAL PREFERRED STOCK - 0.00%		13,108

(Cost $ 11,039)

RIGHTS - 0.00%
TheStreet, Inc., CVR, expiring 02/03/20*Δ+	7,000	—
Newstar Financial, Inc.*Δ	105,100	5,255

TOTAL RIGHTS - 0.00%		5,255

(Cost $ 74,352)

WARRANTS - 0.00%
Air T Funding, expiring 06/07/20*	27,864	1,421
Eagle Bulk Shipping, Inc., expiring 10/15/21*	8,501	38

TOTAL WARRANTS - 0.00%		1,459

(Cost $ 73,557)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.30%
Fidelity Investments Money Market Government Portfolio Class I	1.49%	2,098,696	$2,098,696

TOTAL MONEY MARKET FUND - 0.30%			2,098,696

(Cost $2,098,696)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 4.04%
Fidelity Investments Money Market Government Portfolio Class I**	1.49%	28,570,990	28,570,990

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 4.04%			28,570,990

(Cost $28,570,990)

TOTAL INVESTMENTS - 104.17%			$736,959,929
(Cost $639,732,148)
Liabilities in Excess of Other Assets - (4.17%)			(29,531,648)

NET ASSETS - 100.00%			$707,428,281

*	Non-income producing security.
**	This security represents the investment of the cash collateral received in connection with securities out on loan as of December 31, 2019.
***	Security is perpetual and has no stated maturity date.
^	Rate disclosed as of December 31, 2019.
Δ	Security was fair valued using significant unobservable inputs. As such, the security is classified as Level 3 in the fair value hierarchy.
+

This security or a portion of the security is out on loan as of December 31, 2019. Total loaned securities had a value of $76,767,310 as of December 31, 2019. See Note 2 for disclosure of cash and non-cash collateral.

CVR - Contingent Value Rights

PLC - Public Limited Company

bridgeway.com	29

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (Unaudited) (continued)

Showing percentage of net assets as of December 31, 2019

Summary of inputs used to value the Fund’s investments as of 12/31/2019 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks Industrials	$109,241,680	$287,308	$		$109,528,988
Other Industries (a)	596,741,433	—		—	596,741,433

Total Common Stocks	705,983,113	287,308		—	706,270,421
Preferred Stock	—	13,108		—	13,108
Rights	—	—		5,255	5,255
Warrants	1,459	—		—	1,459
Money Market Fund	—	2,098,696		—	2,098,696
Investments Purchased with Cash Proceeds from Securities Lending	—	28,570,990		—	28,570,990

TOTAL	$705,984,572	$30,970,102		$5,255	$736,959,929

(a) - please refer to the Schedule of Investments for the industry classifications of these portfolio holdings

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investment in Securities (Value)
Rights

Balance as of 06/30/2019	$7,357
Purchases	630
Return of Capital	(1,902)
Realized gain/(loss)	—
Change in unrealized appreciation/ (depreciation)	(830)
Transfers in	—
Transfers out	—

Balance as of 12/31/2019	$5,255

Net change in unrealized appreciation (depreciation) from investments held as of 12/31/2019	$(830)

See Notes to Financial Statements.

30	Semi-Annual Report | December 31, 2019 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2019 (Unaudited)

ASSETS	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value

Investments at value	$1,080,650,838	$736,959,929
Receivables:
Fund shares sold	1,178,873	1,049,159
Dividends and interest	691,563	495,196
Prepaid expenses	105,449	97,245

Total assets	1,082,626,723	738,601,529

LIABILITIES
Payables:
Portfolio securities purchased	1,190,913	1,279,757
Fund shares redeemed	1,245,024	587,941
Due to custodian	517,500	278,040
Payable upon return of securities loaned	40,105,807	28,570,990
Accrued Liabilities:
Investment advisory fees	341,697	233,275
Administration fees	24,087	16,428
Directors’ fees	6,956	4,548
Other	266,836	202,269

Total liabilities	43,698,820	31,173,248

NET ASSETS	$1,038,927,903	$707,428,281

NET ASSETS REPRESENT
Paid-in capital	$ 928,557,842	$602,258,099
Distributable earnings	110,370,061	105,170,182

NET ASSETS	$1,038,927,903	$707,428,281

Shares of common stock outstanding of $.001 par value*	65,690,158	45,759,889

Net asset value, offering price and redemption price per share	$15.82	$ 15.46

Total investments at cost	$ 972,912,123	$639,732,148

*     See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.

See Notes to Financial Statements.

bridgeway.com	31

STATEMENTS OF OPERATIONS
Six Months Ended December 31, 2019 (Unaudited)

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value

INVESTMENT INCOME
Dividends	$ 8,383,187	$ 5,563,498
Less: foreign taxes withheld	(17,922)	(8,375)
Interest	21,903	36,699
Securities lending	723,571	325,309

Total Investment Income	9,110,739	5,917,131

EXPENSES
Investment advisory fees	2,445,220	1,602,284
Administration fees	139,797	91,530
Accounting fees	100,167	77,819
Transfer agent fees	5,833	5,780
Professional fees	113,877	74,077
Custody fees	12,645	10,529
Blue sky fees	38,521	30,796
Directors’ and officers’ fees	56,166	36,170
Shareholder servicing fees	418,176	275,846
Reports to shareholders	27,000	19,799
Miscellaneous expenses	90,819	63,853

Total Expenses	3,448,221	2,288,483

Less investment advisory fees waived	(513,883)	(365,738)

Net Expenses	2,934,338	1,922,745

NET INVESTMENT INCOME	6,176,401	3,994,386

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Gain (Loss) on:
Investments	(3,404,583)	4,089,196

Change in Unrealized Appreciation (Depreciation) on:
Investments	62,590,186	43,109,906

Net Realized and Unrealized Gain on Investments	59,185,603	47,199,102

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$65,362,004	$51,193,488

See Notes to Financial Statements.

32	Semi-Annual Report | December 31, 2019 (Unaudited)

STATEMENTS OF CHANGES IN NET ASSETS

	Omni Small-Cap Value		Omni Tax-Managed Small-Cap Value
	Six Months Ended December 31, 2019	Year Ended June 30, 2019	Six Months Ended December 31, 2019	Year Ended June 30, 2019
	(Unaudited)		(Unaudited)

OPERATIONS
Net investment income	$ 6,176,401	$ 11,284,844	$ 3,994,386	$ 8,196,316
Net realized gain (loss) on investments	(3,404,583)	33,634,476	4,089,196	16,849,423
Net change in unrealized appreciation (depreciation) on investments	62,590,186	(192,113,168)	43,109,906	(167,424,940)

Net increase (decrease) in net assets resulting from operations	65,362,004	(147,193,848)	51,193,488	(142,379,201)

DISTRIBUTIONS:
From net investment income and net realized gains	(10,234,482)	(68,537,520)	(3,169,046)	(51,987,352)

Net decrease in net assets from distributions	(10,234,482)	(68,537,520)	(3,169,046)	(51,987,352)

SHARE TRANSACTIONS:
Proceeds from sale of shares	150,808,583	446,724,382	164,182,230	326,663,113
Reinvestment of distributions	10,232,320	68,487,234	3,155,635	51,833,228
Cost of shares redeemed	(166,255,868)	(223,662,871)	(116,302,048)	(380,949,961)

Net increase (decrease) in net assets resulting from share transactions	(5,214,965)	291,548,745	51,035,817	(2,453,620)

Net increase (decrease) in net assets	49,912,557	75,817,377	99,060,259	(196,820,173)
NET ASSETS:
Beginning of period	989,015,346	913,197,969	608,368,022	805,188,195

End of period	$1,038,927,903	$989,015,346	$707,428,281	$608,368,022

SHARES ISSUED & REDEEMED
Issued	10,454,221	29,158,856	11,747,118	21,486,464
Distributions reinvested	651,325	4,802,751	205,713	3,753,311
Redeemed	(11,498,824)	(13,930,780)	(8,345,870)	(25,251,515)

Net increase (decrease) in shares	(393,278)	20,030,827	3,606,961	(11,740)
Outstanding at beginning of period	66,083,436	46,052,609	42,152,928	42,164,668

Outstanding at end of period	65,690,158	66,083,436	45,759,889	42,152,928

See Notes to Financial Statements.

bridgeway.com	33

FINANCIAL HIGHLIGHTS
(for a share outstanding throughout each period indicated)

OMNI SMALL-CAP VALUE

	For the
	Six Months Ended	Year Ended June 30
	12/31/19
	(Unaudited)	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$14.97	$19.83	$18.14	$14.66	$15.49	$16.63

Income from Investment Operations:
Net Investment Income(a)	0.09	0.20	0.17	0.17	0.17	0.14
Net Realized and Unrealized Gain (Loss)	0.92	(3.61)	2.77	3.48	(0.86)	(0.46)

Total from Investment Operations	1.01	(3.41)	2.94	3.65	(0.69)	(0.32)

Less Distributions to Shareholders from:
Net Investment Income	(0.08)	(0.17)	(0.16)	(0.17)	(0.14)	(0.09)
Net Realized Gain	(0.08)	(1.28)	(1.09)	-	-	(0.73)

Total Distributions	(0.16)	(1.45)	(1.25)	(0.17)	(0.14)	(0.82)

Net Asset Value, End of Period	$15.82	$14.97	$19.83	$18.14	$14.66	$15.49

Total Return(b)	6.73%(c)	(16.82%)	16.75%	24.83%	(4.42%)	(1.48%)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$1,038,928	$989,015	$913,198	$710,357	$558,286	$459,367
Expenses Before Waivers and Reimbursements	0.71%(d)	0.70%	0.70%	0.71%	0.71%	0.71%
Expenses After Waivers and Reimbursements	0.60%(d)	0.60%	0.60%	0.60%	0.60%	0.60%
Net Investment Income After Waivers and Reimbursements	1.26%(d)	1.21%	0.88%	1.00%	1.17%	0.88%
Portfolio Turnover Rate	19%(c)	29%	24%	23%	24%	25%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return would have been lower had various fees not been waived during the period.
(c)	Not annualized.
(d)	Annualized for periods less than one year.

See Notes to Financial Statements.

34	Semi-Annual Report | December 31, 2019 (Unaudited)

FINANCIAL HIGHLIGHTS
(for a share outstanding throughout each period indicated)

OMNI TAX-MANAGED SMALL-CAP VALUE

	For the
	Six Months Ended	Year Ended June 30
	12/31/19
	(Unaudited)	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Period	$14.43	$19.10	$ 17.39	$ 14.04	$14.65	$15.54

Income from Investment Operations:
Net Investment Income(a)	0.09	0.20	0.16	0.17	0.16	0.12
Net Realized and Unrealized Gain (Loss)	1.01	(3.42)	2.61	3.32	(0.66)	(0.42)

Total from Investment Operations	1.10	(3.22)	2.77	3.49	(0.50)	(0.30)

Less Distributions to Shareholders from:
Net Investment Income	(0.07)	(0.20)	(0.23)	(0.14)	(0.11)	(0.03)
Net Realized Gain	-	(1.25)	(0.83)	-	-	(0.56)

Total Distributions	(0.07)	(1.45)	(1.06)	(0.14)	(0.11)	(0.59)

Net Asset Value, End of Period	$15.46	$14.43	$ 19.10	$ 17.39	$14.04	$14.65

Total Return(b)	7.63%(c)	(16.49%)	16.48%	24.83%	(3.42%)	(1.62%)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$707,428	$608,368	$805,188	$643,215	$505,995	$461,101
Expenses Before Waivers and Reimbursements	0.71%(d)	0.72%	0.70%	0.71%	0.72%	0.71%
Expenses After Waivers and Reimbursements	0.60%(d)	0.60%	0.60%	0.60%	0.60%	0.60%
Net Investment Income After Waivers and Reimbursements	1.25%(d)	1.18%	0.89%	1.04%	1.20%	0.84%
Portfolio Turnover Rate	17%(c)	42%	27%	23%	29%	30%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return would have been lower had various fees not been waived during the period.
(c)	Not annualized.
(d)	Annualized for periods less than one year.

See Notes to Financial Statements.

bridgeway.com	35

NOTES TO FINANCIAL STATEMENTS

December 31, 2019 (Unaudited)

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with 9 investment funds as of December 31, 2019 (each is referred to as a “Bridgeway Fund” and collectively, the “Bridgeway Funds”). The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Growth, Small-Cap Value, Blue Chip (formerly, Blue Chip 35 Index) and Managed Volatility Funds are presented in a separate report. The Omni Small-Cap Value Fund and the Omni Tax-Managed Small-Cap Value Fund (each a “Fund” and together, the “Funds”) are presented in this report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of December 31, 2019, 100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Growth and Small-Cap Value Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

All of the Bridgeway Funds are no-load, diversified funds.

The Funds seek to provide long-term total return on capital, primarily through capital appreciation.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Bridgeway Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

Securities and Other Investments Valuation Securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, the securities are valued based on the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical assets

36	Semi-Annual Report | December 31, 2019 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019 (Unaudited)

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain U.S. Government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

The Fidelity Investments Money Market Government Portfolio - Class I, which is held by the Funds, invests primarily in securities that are valued at amortized cost. Therefore, this investment is classified as a Level 2 investment.

•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the results of the Funds’ operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of December 31, 2019 is included with each Fund’s Schedule of Investments.

Details regarding material transfers into, and material transfers out of, Level 3, if any, can be found at the end of each Schedule of Investments for Funds that held Level 3 securities.

Securities Lending Upon lending its securities to third parties, each Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. The remaining contractual maturity of all securities lending transactions is overnight and continuous. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any unrealized gain or loss in the fair value of the securities loaned.

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement that provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

bridgeway.com	37

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019 (Unaudited)

The market value of securities on loan, all of which are classified as common stocks in the Funds’ Schedules of Investments, and the value of the related cash collateral are shown in the Statements of Assets and Liabilities as a component of Investments at value.

The following table is a summary of the Funds payable upon return of securities loaned and related cash collateral, which are subject to a netting agreement as of December 31, 2019:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount

Omni Small-Cap Value
Securities lending	$40,105,807	-	$40,105,807	-	$40,105,807	-

Omni Tax-Managed Small-Cap Value
Securities lending	$28,570,990	-	$28,570,990	-	$28,570,990	-

The following table summarizes the securities received as non-cash collateral and cash collateral for securities lending:

	Non-Cash Collateral
Fund	Collateral Type	Coupon Range	Maturity Date Range	Market Value	Cash Collateral	Total Collateral	Market Value of Securities on Loan

Omni Small-Cap Value
Securities lending	U.S.Gov’t Obligations	0.00%- 8.50%	1/09/20- 11/15/49	$49,751,763	$40,105,807	$89,857,570	$88,133,148
Omni Tax-Managed Small-Cap Value
Securities lending	U.S.Gov’t Obligations	0.00%- 8.50%	1/09/20- 11/15/49	$49,761,371	$28,570,990	$78,332,361	$76,767,310

It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of December 31, 2019, the collateral consisted of an institutional government money market fund and U.S. Government Obligations.

Use of Estimates in Financial Statements In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities on the date of the financial statements and the disclosure of contingent assets and liabilities on the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations of Credit Risk The Funds maintain cash and securities in their custody account maintained by a high-credit, quality financial institution. Cash balances may, at times, exceed the FDIC insurance limit. Cash balances are generally invested in a short-term investment vehicle, which minimizes the risk of cash balances exceeding the FDIC insurance limit.

Risks and Uncertainties The Funds provide for various investment options, including stocks. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

38	Semi-Annual Report | December 31, 2019 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019 (Unaudited)

Security Transactions, Investment Income and Expenses Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

Bridgeway Funds’ expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Bridgeway Funds’ total net assets or other appropriate basis.

Distributions to Shareholders The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December and are recorded on ex-date.

Indemnification Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into a management agreement with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee of 0.50% of the value of each Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations: The Adviser is contractually obligated to reimburse the Funds for operating expenses and advisory fees above the expense limitations presented in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the period ended December 31, 2019. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

Bridgeway Fund	Expense Limitation	Total Waivers for Period Ended 12/31/19

Omni Small-Cap Value*	0.60%	$513,883
Omni Tax-Managed Small-Cap Value*	0.60%	365,738

*The Funds are authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the Adviser waived the fees or reimbursed the expenses and that the reimbursements do not cause the Funds to exceed the expense limitation in effect at the time of the waiver or the current expense limitation, if different. The Omni Small-Cap Value Fund has recoupable expenses of $716,803, $759,479, $937,974, and $513,883, which expire no later than June 30, 2020, June 30, 2021, June 30, 2022, and December 31, 2022, respectively. The Omni Tax-Managed Small-Cap Value Fund has recoupable expenses of $674,880, $691,272, $826,118, and $365,738, which expire no later than June 30, 2020, June 30, 2021, June 30, 2022, and December 31, 2022, respectively.

Effective January 1, 2020, the Adviser will voluntarily waive fees and/or pay Fund expenses in an additional amount such that the net fiscal year expense ratio for each of the Funds (management fees and other expenses less the contractual waiver and voluntary waiver) does not exceed 0.47%. For the fiscal year ending June 30, 2020, the 0.47% voluntary expense cap will be applied from the January 1, 2020 effective date through June 30, 2020 and not for the entire fiscal year.

bridgeway.com	39

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019 (Unaudited)

Other Related Party Transactions: The Bridgeway Funds will engage in inter-portfolio trades with other Bridgeway Funds when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. Inter-portfolio purchases and sales for the Funds during the period ended December 31, 2019 were as follows:

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales

Omni Small-Cap Value	$11,891,458	$10,755,106
Omni Tax-Managed Small-Cap Value	12,159,446	9,108,874

The Adviser entered into an Administrative Services Agreement with Bridgeway Funds, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Bridgeway Funds, the Adviser is paid an aggregate annual fee of $775,000, payable in equal monthly installments. During the period ended December 31, 2019, the allocation of this expense to the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds was $139,797 and $91,530, respectively.

Board of Directors Compensation Independent Directors are paid an annual retainer of $20,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. In addition, effective November 14, 2019 Independent Directors are paid $12,000 per meeting for meeting fees. Prior to November 14, 2019, the meeting fee was $11,000 per meeting. Such compensation is the total compensation from all Bridgeway Funds and is allocated among the Bridgeway Funds.

Independent Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of Directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Under the 1940 Act definitions, he is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery is borne by the Adviser rather than the Bridgeway Funds.

4. Distribution Agreement:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares, pursuant to a Distribution Agreement dated May 31, 2017. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the period ended December 31, 2019 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other

Omni Small-Cap Value	$ -	$186,097,041	$ -	$194,004,545
Omni Tax-Managed Small-Cap Value	-	160,370,033	-	107,162,756

40	Semi-Annual Report | December 31, 2019 (Unaudited)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019 (Unaudited)

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), applicable to regulated investment companies, and to distribute income to the extent necessary so that such Fund is not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/

depreciation and the cost of investment securities for tax purposes, including short-term securities at December 31, 2019,

were as follows:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Gross appreciation (excess of value over tax cost)	$200,127,832	$147,965,716
Gross depreciation (excess of tax cost over value)	(92,389,153)	(50,867,199)

Net unrealized appreciation (depreciation)	$107,738,679	$ 97,098,517

Cost of investments for income tax purposes	$972,912,159	$639,861,412

The differences between book and tax net unrealized appreciation (depreciation) are due to wash sale loss deferrals and basis adjustments on passive foreign investment companies (PFICs).

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Funds during the fiscal years ended June 30, 2019 and 2018, is as follows:

	Omni Small-Cap Value		Omni Tax-Managed Small-Cap Value
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
Distributions paid from:
Ordinary Income	$ 7,943,782	$ 6,405,244	$ 7,212,071	$ 8,820,586
Long-Term Capital Gain	60,593,738	44,141,688	44,775,281	31,691,559

Total	$68,537,520	$50,546,932	$51,987,352	$40,512,145

Components of Accumulated Earnings As of June 30, 2019, the components of accumulated earnings on a tax basis were:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Undistributed Net Investment Income	$ 5,305,674	$ 3,168,619
Undistributed Net Realized Gain on Investments	4,928,024	-
Net Unrealized Appreciation of Investments	45,008,841	53,977,121

Total	$55,242,539	$57,145,740

For the fiscal year June 30, 2019, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)
	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Paid-in Capital	$ 5,549,815	$ 5,941,844
Distributable Earnings	(5,549,815)	(5,941,844)

bridgeway.com	41

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2019 (Unaudited)

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes and investments in PFICs and partnerships.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon, effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 10, 2020. Advances under the Facility are limited to $15,000,000 in total for all Bridgeway Funds, and advances to each Bridgeway Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Bridgeway Fund is permitted to borrow under the 1940 Act.

The Bridgeway Funds incur a facility fee of 0.085% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-Month Eurodollar Rate. The facility fees are payable quarterly in arrears and are allocated to all participating Bridgeway Funds. Interest expense is charged directly to each Bridgeway Fund, based upon actual amounts borrowed by such Bridgeway Fund.

For the period ended December 31, 2019, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Omni Small-Cap Value	3.29%	$1,528,000	32	$4,471	$5,927,000
Omni Tax-Managed Small-Cap Value	3.24%	2,530,381	21	4,787	4,914,000
[1]Interest expense is included on the Statements of Operations in Miscellaneous expenses.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

42	Semi-Annual Report | December 31, 2019 (Unaudited)

OTHER INFORMATION

December 31, 2019 (Unaudited)

1. Proxy Voting

Fund policies and procedures that the Funds used in determining how to vote proxies relating to the Funds’ securities and a summary of proxies voted by the Funds for the period ended June 30, 2019 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

2. Fund Holdings

The complete schedule of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual Shareholder Reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days after the end of the period. Copies of the Funds’ Form N-PORT exhibit are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy the Funds’ Form N-PORT exhibit at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

bridgeway.com	43

DISCLOSURE OF FUND EXPENSES

December 31, 2019 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are no exchange fees. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2019 and held until December 31, 2019.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses, based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 7/1/19	Ending Account Value at 12/31/19	Expense Ratio	Expenses Paid During Period* 7/1/19 - 12/31/19

Bridgeway Omni Small-Cap Value

Actual Fund Return	$1,000.00	$1,067.30	0.60%	$3.12
Hypothetical Fund Return	$1,000.00	$1,022.12	0.60%	$3.05

Bridgeway Omni Tax-Managed Small-Cap Value

Actual Fund Return	$1,000.00	$1,076.30	0.60%	$3.13
Hypothetical Fund Return	$1,000.00	$1,022.12	0.60%	$3.05

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (184) divided by the number of days in the fiscal year (366).

44	Semi-Annual Report | December 31, 2019 (Unaudited)

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BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds are also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@sec.gov.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effectively designed, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Bridgeway Funds, Inc.

By (Signature and Title)*	/s/ Tammira Philippe
Tammira Philippe, President and Principal Executive Officer
(principal executive officer)

Date March 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Tammira Philippe
Tammira Philippe, President and Principal Executive Officer
(principal executive officer)

Date March 5, 2020

By (Signature and Title)*	/s/ Linda G. Giuffré
Linda G. Giuffré, Treasurer and Principal Financial Officer
(principal financial officer)

Date March 5, 2020

* Print the name and title of each signing officer under his or her signature.